                    SELECT MINORITY SQUEEZE OUT TRANSACTIONS
          (MARKET CAPITALIZATION OF TARGET GREATER THAN $100 MILLION)

(Dollars in Millions)
----------------------------------------------------------------------------------------


  Date       Date
Announced  Effective   Target Name                     Target Business Description
----------------------------------------------------------------------------------------
01/12/95   03/29/95    Kershaw(A) & Sons               Pvd heavy construction svcs
02/07/95   07/12/95    Rust International Inc.         Provide engineering services
02/14/95   09/15/95    Hayes-Dana Inc.                 Mnfr automobile, truck parts
02/27/95       -       Bankers Life Holding            Life ins co;holding company
02/28/95   03/27/95    Parthena Investissement SA      Real estate agency
03/06/95   07/18/95    Spie Batignolles SA             Construction company
03/10/95   06/02/95    Cominco Resources Intl.         Own,op metal mining-copper ore
03/27/95       -       Terra Nitrogen Co. LP           Manufacture fertilizers
04/03/95   06/30/95    Produra Venture Capital         Venture capital firm
04/05/95   08/02/95    Club Med Inc.                   Operate vacation resorts
04/05/95   07/31/95    Cie Intl des Wagons-Lits        Op hotels,restaurants,rail car
04/07/95   10/03/95    LIN Bdcstg.                     Operate television stations
05/03/95   06/07/95    Sogerap                         Oil and gas exploration,prodn
05/18/95   10/09/95    Service Corp International      Provide funeral home services
05/19/95   12/06/95    Bic Corp                        Mnfr writing instruments
06/19/95   08/09/95    Cie Immobiliere Phenix          Real estate development firm
07/06/95   07/31/95    Epargne de France               Life insurance company
07/06/95   11/30/95    Grand Gaming Corp.              Own,operate casinos
07/14/95   12/11/95    REN Corp.-USA                   Own,op kidney dialysis centers
07/20/95   12/04/95    BTR Nylex Ltd.                  Mnfr rubber,plastics hose
07/25/95   08/10/95    Waterman                        Mnfr writing instruments
08/11/95   02/09/96    Homestake Gold of Australia     Gold mining company
08/23/95       -       Roto-Rooter Inc.                Provide plumbing services,prod
08/24/95   01/17/96    AIDC Ltd.                       Investment bank
08/25/95   01/02/96    GEICO Corp.                     Insurance and financial svcs
08/25/95   09/22/95    Pompes Funebre Generales SA     Provide funeral services
08/30/95   09/26/95    Fils Charvet                    Own,op fuel distn business

(Dollars in Millions)
--------------------------------------------------------------------------------------------------------
                                                                              Premium to
                                                                               4 Weeks
  Date                                             Percent                     Prior to       Value of
Announced     Acquiror Name                         Sought   Status            Ann. Date     Transaction
--------------------------------------------------------------------------------------------------------
01/12/95      Rank Organisation PLC                  13.8%  Completed             29.9%          86.9
02/07/95      WMX Technologies Inc.                   3.7%  Completed             39.1%          50.5
02/14/95      Dana Corp.                             44.3%  Completed             40.0%          93.0
02/27/95      Conseco Inc.                           39.6%  Withdrawn              6.0%           -
02/28/95      Cie de Suez SA                          1.0%  Completed             44.4%           2.3
03/06/95      Schneider SA                           41.0%  Completed             12.9%          94.8
03/10/95      Cominco Ltd.                           44.3%  Completed             20.7%          83.4
03/27/95      Terra Industries Inc.                  40.6%  Withdrawn              8.6%           -
04/03/95      Atle Foervaltnings AB                  46.9%  Completed             34.1%          30.8
04/05/95      Club Mediterranee SA                   33.0%  Completed             44.6%         153.4
04/05/95      Accor SA                               29.5%  Completed             67.6%         412.4
04/07/95      McCaw Cellular Commun(AT&T)            48.0%  Completed             19.7%       3,323.4
05/03/95      Soc Nationale Elf Aquitaine             0.3%  Completed             40.2%           1.7
05/18/95      Service Corp International             31.0%  Completed             36.8%          52.5
05/19/95      BIC SA                                 22.0%  Completed             17.0%         212.6
06/19/95      Cie Generale des Eaux SA                0.9%  Completed             -4.4%           3.0
07/06/95      Commercial Union France SA              0.4%  Completed            228.2%           1.1
07/06/95      Grand Casinos Inc.                     22.2%  Completed             55.7%          36.5
07/14/95      COBE Laboratories(Gambro AB)           47.0%  Completed             26.0%         177.7
07/20/95      BTR PLC                                37.0%  Completed             35.3%       3,294.1
07/25/95      Gillette Co.                            4.2%  Completed             85.7%           9.9
08/11/95      Homestake Mining Co.                   18.5%  Completed             13.7%         162.2
08/23/95      Chemed Corp.                           41.0%  Withdrawn              -              -
08/24/95      Australian Industrial Dvlp.            19.4%  Completed             -3.2%          42.5
08/25/95      Berkshire Hathaway Inc.                47.6%  Completed             25.3%       2,347.0
08/25/95      Service Corp International             35.0%  Completed             54.7%         111.4
08/30/95      Total Raffinage Distribution            1.8%  Completed            271.7%           2.2

                                                                          Page 1

                    SELECT MINORITY SQUEEZE OUT TRANSACTIONS
          (MARKET CAPITALIZATION OF TARGET GREATER THAN $100 MILLION)

(Dollars in Millions)
----------------------------------------------------------------------------------------


  Date       Date
Announced  Effective   Target Name                     Target Business Description
----------------------------------------------------------------------------------------
08/30/95       -       Syms Corp.                      Own,op men's clothing store
----------------------------------------------------------------------------------------
09/13/95   10/18/95    Cia Latina di Assicurazioni     Insurance,security brokerage
09/26/95   12/12/95    SCOR US Corp.                   Reinsurance holding company
09/27/95       -       Societe de Immeubles            Own,op nonresidential bldgs
11/02/95       -       Immunex Corp.                   Mfr immunological therapy prod
11/06/95       -       NPC International Inc.          Own and operate restaurants
11/15/95   12/18/95    Den Norske Amerikalinje         Shipping company
11/23/95   04/07/96    BNZ Finance                     Bank
12/04/95       -       AMEC PLC                        Provide construction svcs
12/18/95       -       Wharf Resources                 Gold mining company
02/16/96   06/19/96    Whitcoulls Grp.                 Publish books;whl stationery
02/19/96   04/12/96    Gartmore PLC                    Investment management services
03/14/96   05/07/96    Noble Group Ltd.                Whl steel prod;own,op ships
03/29/96   04/26/96    Great American Mgmt & Invt Inc. Invt advice and financial svcs
05/09/96       -       Asean Resources Hldgs.          Real estate investment firm
05/21/96   06/28/96    Cie d'Investissement de Paris   Investment firm
05/27/96   02/16/97    SyStemix Inc.                   Mnfr,dvlp cellular processes
07/01/96   08/08/96    Macallan-Glenlivet PLC          Produce distilled liquors
08/08/96   09/17/96    Roto-Rooter Inc.                Provide plumbing services,prod
08/26/96   12/31/96    Bankers Life Holding            Life ins co;holding company
09/04/96   11/06/96    Transocean Drilling A/S         Pvd oil and gas field services
09/09/96   09/23/96    Crocker Realty Trust Inc.       REIT
09/17/96       -       Multi-Purpose Capital Holdings  Investment holding company
09/20/96   12/11/96    Lloyds Abbey Life PLC           Insurance co; holding company
10/07/96   01/17/96    Calor Group PLC                 Produce, dist, retail gas
10/10/96   11/27/96    WCI Steel Inc.                  Manufacture steel
10/23/96   12/12/96    SEP                             Mnfr rocket propulsion systems

(Dollars in Millions)
--------------------------------------------------------------------------------------------------------
                                                                              Premium to
                                                                               4 Weeks
  Date                                             Percent                     Prior to       Value of
Announced     Acquiror Name                         Sought   Status            Ann. Date     Transaction
--------------------------------------------------------------------------------------------------------
08/30/95      Investor Group                         18.0%  Withdrawn             25.0%           -
----------------------------------------------------------------------------------------------------
09/13/95      Fondiaria Assicurazioni SpA            25.0%  Completed             NA             33.9
09/26/95      SCOR                                   20.0%  Completed             38.6%          55.4
09/27/95      Credit Foncier de France               45.0%  Withdrawn             -4.8%           -
11/02/95      American Home Products Corp.           45.8%  Withdrawn              6.4%           -
11/06/95      Investor Group                         38.0%  Withdrawn             33.3%           -
11/15/95      Wilh Wilhelmsen AS                      8.2%  Completed             30.0%          13.8
11/23/95      National Australia(1995)Ltd.           21.6%  Completed             19.4%          44.6
12/04/95      Kvaerner A/S                           46.0%  Withdrawn             63.6%           -
12/18/95      Goldcorp Investments Ltd.              49.7%  Withdrawn             16.7%           -
02/16/96      Rank Commercial Ltd.                   35.5%  Completed             27.6%          69.3
02/19/96      NatWest Group PLC(Natl Westmi)         25.0%  Completed             13.1%         195.4
03/14/96      Investor Group                         21.1%  Completed              6.8%          17.9
03/29/96      Equity Holdings                        15.7%  Completed              3.6%          63.3
05/09/96      Huey Tai International                 32.0%  Withdrawn             31.9%           -
05/21/96      BNP                                    16.1%  Completed             33.3%         150.7
05/27/96      Novartis AG                            32.2%  Completed             59.2%         107.6
07/01/96      Investor Group                         49.0%  Completed             -9.8%         137.2
08/08/96      Chemed Corp.                           45.1%  Completed             11.2%          93.6
08/26/96      Conseco Inc.                           11.6%  Completed             11.7%         120.8
09/04/96      Sonat Offshore Drilling                 6.0%  Completed             NA          2,900.0
09/09/96      Highwoods Properties Inc.              26.4%  Completed             21.8%          76.1
09/17/96      Multi-Purpose Holdings Bhd.            23.6%  Withdrawn            -25.7%           -
09/20/96      Lloyds TSB Group PLC                   37.4%  Completed             13.6%       2,588.9
10/07/96      SHV Holding Co. Ltd.                   48.4%  Completed             NA            383.1
10/10/96      Renco Group Inc.                       15.5%  Completed             77.8%          56.5
10/23/96      SNECMA(France)                         48.7%  Completed             25.5%         199.1

                                                                          Page 2

                    SELECT MINORITY SQUEEZE OUT TRANSACTIONS
          (MARKET CAPITALIZATION OF TARGET GREATER THAN $100 MILLION)

(Dollars in Millions)
----------------------------------------------------------------------------------------


  Date       Date
Announced  Effective   Target Name                     Target Business Description
----------------------------------------------------------------------------------------
10/24/96   12/13/96    GCG Inc.                        Mnfr,whl gypsum products
10/30/96       -       San Miguel Brewery Hong Kong    Produce beer and soft drinks
----------------------------------------------------------------------------------------
11/11/96   07/18/97    Telecom Italia SpA              Pvd telecommunications service
11/20/96       -       Toy Biz Inc.                    Mnfr games and toys
11/27/96   03/27/97    Central Tractor Farm & Country  Own,op tractor,hardware stores
11/27/96   04/11/97    Placer Pacific Ltd.             Gold,silver and copper mining
12/17/96   07/16/97    Allmerica Property & Casualty   Insurance holding company
12/23/96       -       Allied Industries Intl.         Investment firm;holding co
01/16/97   03/05/97    CEP Communication               Publish magazines
01/21/97   07/09/97    Mafco Consolidated Grp.         Mnfr cosmetics,beauty products
01/28/97   05/21/97    Calgene Inc.                    Own and operate greenhouse
03/13/97   05/21/97    Austereo Ltd.                   Own,op radio broadcasting stn
06/02/97   07/15/97    Acordia Inc.                    Pvd insurance brokerage svcs

----------------------------------------------------------------------------------------


(Dollars in Millions)
--------------------------------------------------------------------------------------------------------
                                                                              Premium to
                                                                               4 Weeks
  Date                                             Percent                     Prior to       Value of
Announced     Acquiror Name                         Sought   Status            Ann. Date     Transaction
--------------------------------------------------------------------------------------------------------
10/24/96      USG Corp.                              24.0%  Completed             60.6%          49.3
10/30/96      Neptunia Corp.(San Miguel Corp.)       36.0%  Withdrawn             23.0%           -
----------------------------------------------------------------------------------------------------
11/11/96      Telecom Italia SpA(IRI/Italy)          38.0%  Completed              0.0%       6,321.1
11/20/96      Andrews Group Inc.                     35.3%  Withdrawn             20.0%           -
11/27/96      JW Childs Equity Partners LP           38.7%  Completed             18.8%          56.7
11/27/96      Placer Dome Inc.                       24.6%  Completed             28.6%         236.6
12/17/96      Allmerica Financial Corp.              40.7%  Completed              0.0%         816.9
12/23/96      Wiseway Enterprises(Suryadi)           49.4%  Withdrawn             28.8%           -
01/16/97      Havas SA                               22.7%  Completed             34.7%         436.9
01/21/97      Mafco Holdings Inc.                    15.0%  Completed             27.6%         116.8
01/28/97      Monsanto Co.                           43.7%  Completed             60.0%         242.6
03/13/97      Village Roadshow Corp. Ltd.            48.2%  Completed             27.5%         174.7
06/02/97      Anthem Inc.                            33.2%  Completed             26.0%         172.7

----------------------------------------------------------------------------------------------------



              -----------------------------------------------------------------
                        High Premium Paid                         271.7%
                        Average Premium Paid + sandard deviation   78.9%
                        Average Premium Paid                       33.9%
                        Average Premium Paid - sandard Deviation  -11.0%
                        Low Premium Paid                          -25.7%
              -----------------------------------------------------------------

              -----------------------------------------------------------------
              Total Completed Deals         53
                                                       % of Completed Deals
              % Below 40% Premium           39                73.6%
              % Below 35% Premium           35                66.0%
              % Below 30% Premium           31                58.5%
              % Below 25% Premium           22                41.5%
              % Below 20% Premium           20                37.7%
              % Below 15% Premium           16                30.2%
              % Below 10% Premium           10                18.9%
              % Below 5% Premium             9                17.0%
              % At or Below Market           8                15.1%

              -----------------------------------------------------------------

                                                                          Page 3

                                                        Date Announced: 01/12/95
                                                        Date Effective: 03/29/95
                                                    Date Unconditional: 03/29/95
                                                               Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:
   Kershaw(A) & Sons(Rank           Rank Organisation PLC          Rank Organisation completed a tender offer for the remaining
                                                                   13.8% stake in its Kershaw & Sons unit at 11.50 British
 Location:                        Location:                        pounds ($18.11 US) per ordinary share, or a total of 55.17
   United Kingdom                   United Kingdom                 mil pounds ($86.87 mil).

 Business Description:            Business Description:
   Provide heavy construction       Own and operate hotels, sports
   services                         camps and advertising
   Provide heavy construction       agencies; produce motion
   services                         pictures; holding company

 SIC Codes:                       SIC Codes:
   1629 1622                        7011 7032 7311 7812 7999 6719

Ticker Symbol:                    Ticker Symbol:
   KSW/                             RNK

 Advisors:                        Advisors:
                                    BZW Investment Management
                                    Schroder Group
                                    SG Warburg & Co. Ltd.


                                                                                           FINANCIAL DATA (mil): STG
                                                             Date of       LTM
                                                             Fin.        04/30/93  04/30/93  04/30/92  04/30/91  04/30/90  04/30/89
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :     55.2 STG  Attitude  :Friendly         Net Sales         0.7       0.7       0.3        -         -        -
 Value (1)       :     55.2 STG  Defensive                   Pre-Tax Inc.      0.1       0.1       -.0       9.9      19.3      9.5
 Price/Share     :   11.50        Tactics : Not Applicable   Net Income        9.9       9.9       9.7       9.8      19.1      9.4
 Shares Out(mil) :        34.76                              EPS                -         -         -         -         -        -
                                                             Assets            1.8       1.8       0.5       0.5      21.5     11.5
                                                             Net Assets        0.1       0.1        -        0.0       5.6       5.3
 Techniques:                      Litigation: No
    Not Applicable                Outcome   :


                                                      P/E Ratio       :  40.272  Cash & Marketable Securities (mil):       -
                                                      Book Value/Share:   0.00   Long-Term Liabilities (mil)       :       -
                                                      Price/Book      : 3833.3

 Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                               Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 01/12/95    Kershaw(A) & Sons                Rank Organisation PLC               55.2 STG  11.50   Plans to launch offer for
                                                                                                    remaining 13.8% are disclosed
 03/29/95    Kershaw(A) & Sons                Rank Organisation PLC               55.2 STG  11.50   Tender offer for remaining
                                                                                                    13.8% is disclosed
 ----------------------------------------------------------------------------------------------------------------------------------

 Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                                                        Date Announced: 02/07/95
                                                        Date Effective: 07/12/95
                                                               Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:
   Rust International Inc           WMX Technologies Inc           WMX Technologies acquired the remaining 3.61% stake it did not already own in Rust International, a majority-owned unit
 Location:                        Location:                        of its Chemical Waste Management subsidiary, by purchasing
   Alabama                          Illinois                       3.086 mil common shares at an amended $16.35 in cash per
                                                                   share, or a total of $56.876 mil. Originally, WMX
 Business Description:            Business Description:            Technologies had offered $14 in cash per share.
   Provide engineering services     Provide solid and chemical
                                    waste management, portable
                                    lavatory rental, and
                                    engineering services

 SIC Codes:                       SIC Codes:
   8711                             4953 4959 7359 8711

Ticker Symbol:                    Ticker Symbol:
   RST                              WMX

 Advisors:                        Advisors:
   Oppenheimer

                                                                                            FINANCIAL DATA (mil): US
                                                             Date of       LTM
                                                             Fin.        12/31/94  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :     56.9 US   Attitude  :Friendly         Net Sales     1,651.4   1,534.5   1,441.1   1,237.0        -        -
 Value (1)       :     56.9 US   Defensive                   Net Income       68.5      80.0      83.2      44.7        -        -
 Price/Share     :   16.35        Tactics : Not Applicable   EPS               0.83      0.98      1.04       -         -        -
 Shares Out(mil) :        84.79                              Assets        1,765.4   1,638.5   1,167.5        -         -        -
                                                             Cash Flow       182.2     181.1      68.1      83.8        -        -

 Techniques:                      Litigation: Yes
    Not Applicable                Outcome   :

                              Stock Premiums
                              --------------
                              1 Day Prior  :   +27.0  P/E Ratio       :  19.699  Cash & Marketable Securities (mil):     11.8
                              1 Week Prior :   +39.1  Book Value/Share:  11.60   Short-Term Debt (mil)             :      1.7
                              4 Weeks Prior:   +39.1  Price/Book      :   1.41   Long-Term Debt (mil)              :    474.4

Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                               Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 02/07/95    Rust International Inc           WMX Technologies Inc                43.2 US   14.00   Plans to acquire remaining
                                                                                                    3.61% stake are disclosed

 02/09/95    Rust International Inc           WMX Technologies Inc                43.2 US   14.00   Shareholder sues Rust over
                                                                                                    pending merger

 05/10/95    Rust International Inc           WMX Technologies Inc                56.9 US   16.35   Definitive merger agreement is
                                                                                                    disclosed; terms are amended

 06/19/95    Rust International Inc           WMX Technologies Inc                56.9 US   16.35   Merger will close on July 12;
                                                                                                    no shlder vote is needed

 07/12/95    Rust International Inc           WMX Technologies Inc                56.9 US   16.35   Acquisition of remaining 3.61%
                                                                                                    stake is completed

 ----------------------------------------------------------------------------------------------------------------------------------



Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                                                        Date Announced: 02/14/95
                                                        Date Effective: 09/15/95
                                                    Date Unconditional: 09/15/95
                                                               Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:
   Hayes-Dana Inc(Dana Corp)        Dana Corp                      Dana acqired the remaining 44.3% stake, or 6,887,737 common shares, it did not already own in Hayes-Dana for an amended
 Location:                        Location:                        18.5 Canadian dollars ($13.5 US) per share, or a total of
   Canada                           Ohio                           C$127.423 mil ($93.02 mil), by completing a tender offer.
                                                                   The offer had been contingent upon two-thirds of the
 Business Description:            Business Description:            remaining shares being tendered. Originally, Dana offered
   Manufacture automobile and       Manufacture and wholesale      C$17.5 ($12.77) per share.
   truck parts                      components and systems for
                                    worldwide vehicular and
                                    industrial manufacturers,
                                    vehicular components include
                                    components for drivetrain
                                    systems, engine parts,
                                    filtration products,
                                    structural components and
                                    chassis products, industrial
                                    components include components
                                    for industrial power
                                    transmission products; provide
                                    lease financing services

 SIC Codes:                       SIC Codes:
   3714 3713                        3714 3621 3625 3462 3594 3593
                                    3568 6159

Ticker Symbol:                    Ticker Symbol:
   HAY                              DCN

 Advisors:                        Advisors:
   Nesbitt Burns Corp               Merrill Lynch & Co.
                                    ScotiaMcLeod

                                                                                            FINANCIAL DATA (mil): C
                                                             Date of       LTM
                                                             Fin.        12/31/93  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :    127.4 C    Attitude  :Friendly         Net Sales       572.5     572.5     501.6     379.7     438.5    494.8
 Value (1)       :    127.4 C    Defensive                   Pre-Tax Inc.     18.3      18.3       0.3     -25.2      25.7     35.1
 Price/Share     :   17.50        Tactics : Not Applicable   Net Income       11.8      11.8       0.1     -14.3      15.3     20.7
 Shares Out(mil) :        15.53                              EPS               0.78      0.78      0.01      -.94      1.01     1.31
                                                             Assets          217.8     217.8     200.6     226.3     204.2    204.8
                                                             Net Assets      117.4     117.4     113.5     121.8     144.7     140.4
 Techniques:                      Litigation: No
    Tender Offer                  Outcome   :


                                                      P/E Ratio       :  22.436  Cash & Marketable Securities (mil):      2.0
                                                      Book Value/Share:   7.73   Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :   2.26

Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                               Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 02/14/95    Hayes-Dana Inc(Dana Corp)        Dana Corp                          120.5 C    17.50   Plans to launch tender offer
                                                                                                    for remaining 43% is disclosed
 02/28/95    Hayes-Dana Inc(Dana Corp)        Dana Corp                          120.5 C    17.50   Hayes-Dana's board recommends
                                                                                                    that shareholders accept offer
 03/06/95    Hayes-Dana Inc(Dana Corp)        Dana Corp                          120.5 C    17.50   Tender offer is launched -
 03/28/95    Hayes-Dana Inc(Dana Corp)        Dana Corp                          120.5 C    17.50   Ontario Muni Employees Retire
                                                                                                    System won't tender its 16%
 03/29/95    Hayes-Dana Inc(Dana Corp)        Dana Corp                          120.5 C    17.50   Tender offer extended to 4/10;
                                                                                                    4.175 mil shs tendered so far
 04/11/95    Hayes-Dana Inc(Dana Corp)        Dana Corp                          120.5 C    17.50   Tender offer extended to 4/27;
                                                                                                    to date, 4.3 mil shs tendered
 04/19/95    Hayes-Dana Inc(Dana Corp)        Dana Corp                          127.4 C    18.50   Terms are amended; offer is
                                                                                                    extended until May 1
 09/15/95    Hayes-Dana Inc(Dana Corp)        Dana Corp                          127.4 C    18.50   Merger is completed -
 ----------------------------------------------------------------------------------------------------------------------------------


Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                                                       Date Announced: 02/27/95
                                                       Date Effective:
                                                               Status: Withdrawn

 Target Name:                     Acquiror Name:                   Synopsis:
   Bankers Life Holding Corp        Conseco Inc                    Conseco withdrew its offer to acquire the remaining 20.923 mil common shares, or 39.6% interest, in its Bankers Life
 Location:                        Location:                        Holding subsidiary it did not already own for $22 in cash
   Illinois                         Indiana                        per share, or a total value of $460.962 mil. The value
                                                                   included 1.498 mil shares Conseco had previously purchased
 Business Description:            Business Description:            for $31.4 mil in the open market.
   Life and casualty insurance      Insurance holding company;
   company                          provide financial services

 SIC Codes:                       SIC Codes:
   6311 6331 6719                   6311 6321 6331 6351 6719 6282

Ticker Symbol:                    Ticker Symbol:
   BLH                              CNC

 Advisors:                        Advisors:
   Bear, Stearns                    Merrill Lynch & Co.

                                                                                            FINANCIAL DATA (mil): US
                                                             Date of       LTM
                                                             Fin.        09/30/94  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :    461.0 US   Attitude  :Friendly         Net Sales     1,452.5   1,456.3        -         -         -        -
 Value (1)       :    461.0 US   Defensive                   Net Income      138.7     136.0        -         -         -        -
 Price/Share     :   22.00        Tactics : Not Applicable   EPS               2.57      2.63       -         -         -        -
 Shares Out(mil) :        52.84                              Assets        3,979.5   3,934.8   3,367.5        -         -        -
                                                             Cash Flow       346.5     366.4        -         -         -        -

 Techniques:                      Litigation: Yes
    Not Applicable                Outcome   :

                              Stock Premiums
                              --------------
                              1 Day Prior  :   +18.9  P/E Ratio       :   8.560  Cash & Marketable Securities (mil):  2,783.2
                              1 Week Prior :   +21.4  Book Value/Share:   8.95   Short-Term Debt (mil)             :    269.6
                              4 Weeks Prior:    +6.0  Price/Book      :   2.46   Long-Term Debt (mil)              :       -


                                             Summary of Related Transactions

 Transaction Type         Date      Status               Participant(s)

 Acq. Part. Int.          05/26/95  Completed            Philipp Holzmann AG            / Commerzbank AG
 Acq. Part. Int.          03/07/95  Completed            Bankers Life Holding(Conseco)  / Conseco Inc

Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                               Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 02/27/95    Bankers Life Holding(Conseco)    Conseco Inc                        461.0 US   22.00   Plans to acquire remaining
                                                                                                    39.6% stake are disclosed

 02/27/95    Bankers Life Holding(Conseco)    Conseco Inc                           -         -     Stake raise to 63.2% from
                                                                                                    60.4% is disclosed
 03/01/95    Bankers Life Holding(Conseco)    Conseco Inc                        461.0 US   22.00   Shareholders file suit
                                                                                                    charging offer price too low

 03/02/95    Bankers Life Holding(Conseco)    Conseco Inc                        461.0 US   22.00   Conseco receives financing
                                                                                                    committments

 03/03/95    Bankers Life Holding(Conseco)    Conseco Inc                        461.0 US   22.00   Acquisition should boost
                                                                                                    earnings

 03/06/95    Bankers Life Holding(Conseco)    Conseco Inc                        461.0 US   22.00   AM Best places Bankers on
                                                                                                    ratings watch

 03/20/95    Bankers Life Holding(Conseco)    Conseco Inc                        461.0 US   22.00   AM Best affirms Statesman Grp
                                                                                                    rating;Bkrs still under review

 04/26/95    Bankers Life Holding(Conseco)    Conseco Inc                        461.0 US   22.00   Shareholder meeting and vote
                                                                                                    necessary for approval

 05/26/95    Bankers Life Holding(Conseco)    Conseco Inc                        461.0 US   22.00   Offer to acquire remaining
                                                                                                    shares is withdrawn

 05/26/95    Bankers Life Holding(Conseco)    Conseco Inc                           -         -     Agreement to raise stake is
                                                                                                    disclosed
 06/22/95    Bankers Life Holding(Conseco)    Conseco Inc                        461.0 US   20.63   Stake raise to 81.4% from
                                                                                                    63.3% is completed

 ----------------------------------------------------------------------------------------------------------------------------------


Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                                                        Date Announced: 02/28/95
                                                        Date Effective: 03/27/95
                                                    Date Unconditional: 03/27/95
                                                               Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:
   Parthena Investissement SA       Cie de Suez SA                 Cie de Suez completed its tender offer and acquired the
                                                                   remaining .95% stake, or 23,465 ordinary shares in Parthena
 Location:                        Location:                        Investissement at 505 French francs ($98.34 US) per share,
   France                           France                         or a total of 11.8 mil francs ($2.3 mil).

 Business Description:            Business Description:
   Real estate agency               Bank holding company;provide
                                    financial advisory services in
                                    areas such as banking,
                                    insurance, capital investment,
                                    corporate and international
                                    finance, and real estate;

 SIC Codes:                       SIC Codes:
   6531                             6000 6712 6799 6719 6722 6726
                                    6798 6282 6211

Ticker Symbol:                    Ticker Symbol:
   CETB                             SUZF

 Advisors:                        Advisors:


                                                                                            FINANCIAL DATA (mil): FFR
                                                             Date of       LTM
                                                             Fin.        12/31/93  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :     11.9 FFR  Attitude  :Friendly         Net Sales       633.7     633.7     182.3      55.2        -        -
 Value (1)       :     11.9 FFR  Defensive                   Pre-Tax Inc.    563.3     563.3     155.7      63.6        -        -
 Price/Share     :  505.00        Tactics : Not Applicable   Net Income      469.8     469.8     127.1      50.9        -        -
 Shares Out(mil) :         2.47                              EPS             190.21    190.21     51.44     29.43       -        -
                                                             Assets        1,541.6   1,541.6   1,274.0     633.0        -        -
                                                             Net Assets    1,246.5   1,246.5     810.1     509.4        -        -
 Techniques:                      Litigation: No
    Tender Offer                  Outcome   :
    Tender/Merger

                                                      P/E Ratio       :   2.655  Cash & Marketable Securities (mil):     15.7
                                                      Book Value/Share: 504.66   Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :   1.00


Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                               Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 02/28/95    Parthena Investissement SA       Cie de Suez SA                      11.8 FFR 505.00   Tender offer for remaining
                                                                                                    .95% stake is launched
 03/27/95    Parthena Investissement SA       Cie de Suez SA                      11.8 FFR 505.00   Stake is raised to 99.45%,
                                                                                                    acqn is completed;shs delisted
 ----------------------------------------------------------------------------------------------------------------------------------


Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                                                        Date Announced: 03/06/95
                                                        Date Effective: 07/18/95
                                                    Date Unconditional: 07/18/95
                                                               Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:
   Spie Batignolles SA(Schneider    Schneider SA                   Schneider (SC), a unit of Societa Parisienne d'Enterprises et de Participations, acquired the remaining 41% interest,
 Location:                        Location:                        or 2,094,100 ordinary shares, in Spie Batignolles (SB) that
   France                           France                         it did not already own, at 227 French francs ($45.28 US) per shares, or a total of 475.49 mil francs ($94.48 mil) in cash
 Business Description:            Business Description:            via a tender offer. Alternatively, SC offered each
   Construction company; own and    Provide telecommunications     shareholder the alternative of receiving a certificate of
   operate boarding houses;         services; manufacture          guaranteed value.
   provide engineering servcies     electrical industrial
                                    apparatus; holding company

 SIC Codes:                       SIC Codes:
   1629 7021 8711                   4813 3629 6719

Ticker Symbol:                    Ticker Symbol:
   BATF                             SCHN

 Advisors:                        Advisors:
   Paribas                          Lazard Houses
   Societe Generale

                                                                                            FINANCIAL DATA (mil): FFR
                                                             Date of       LTM
                                                             Fin.        12/31/93  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :    475.5 FFR  Attitude  :Friendly         Net Sales    18,031.8  18,031.8  23,232.7  22,734.6  23,113.4 19,685.9
 Value (1)       :    475.5 FFR  Defensive                   Pre-Tax Inc.   -164.0    -164.0     -84.9    -806.8     272.7    285.5
 Price/Share     :  227.00        Tactics : Not Applicable   Net Income     -212.0    -212.0    -136.9    -890.2     215.9    231.2
 Shares Out(mil) :         5.11                              EPS             -38.65    -38.65    -46.32   -188.47     54.28    54.58
                                                             Assets       34,339.9  34,339.9  36,984.2  38,620.7  39,905.2 43,620.9
                                                             Net Assets      775.6     775.6     709.9   1,005.4   2,001.3   1,824.5
 Techniques:                      Litigation: No
    Reverse Takeover              Outcome   :
    Tender Offer
    Tender/Merger
                                                      P/E Ratio       :          Cash & Marketable Securities (mil):  2,602.2
                                                      Book Value/Share: 107.78   Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :   2.11


                                             Summary of Related Transactions

 Transaction Type         Date      Status               Participant(s)

 Merger                   07/21/95  Withdrawn            Spie Batignolles SA            / Seeking Buyer



Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                               Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 03/06/95    Schneider SA                     Spie Batignolles SA             22,687.0 US  363.00   Stock swap merger plans are
                                                                                                    disclosed

 03/06/95    Spie Batignolles SA              Schneider SA                          -         -     Plans to acquire remaining 41%
                                                                                                    stake are intended
 03/07/95    Spie Batignolles SA              Schneider SA                          -         -     Negotiations continue;form of
                                                                                                    acq'n still up in the air
 03/15/95    Spie Batignolles SA              Schneider SA                       475.5 FFR 227.00   Tender offer for remaining 41%
                                                                                                    is launched
 03/17/95    Spie Batignolles SA              Schneider SA                       475.5 FFR 227.00   Spie Batignolles shares resume
                                                                                                    trading on Paris Bourse
 04/10/95    Spie Batignolles SA              Schneider SA                       475.5 FFR 227.00   Bid will take place from 5/9
                                                                                                    to 5/23
 04/13/95    Spie Batignolles SA              Schneider SA                       475.5 FFR 227.00   Schneider trading will be
                                                                                                    suspended on 4/28
 05/24/95    Spie Batignolles SA              Schneider SA                       475.5 FFR 227.00   Schneider receives no shares;
                                                                                                    holders will recv certificates
 05/30/95    Spie Batignolles SA              Schneider SA                       475.5 FFR 227.00   Mergers commission is vetting
                                                                                                    the transaction
 07/18/95    Spie Batignolles SA              Schneider SA                    22,687.0 US  363.00   Stock swap merger is completed
                                                                                                    -

 07/18/95    Spie Batignolles SA              Schneider SA                       475.5 FFR 227.00   Acquisition of remaining 41%
                                                                                                    stake is completed via tender
 07/21/95    Spie Batignolles SA              Seeking Buyer                         -         -     Search for buyer(s) is
                                                                                                    disclosed
 07/28/95    Spie Batignolles SA              Seeking Buyer                         -         -     Search for buyer(s) is
                                                                                                    withdrawn
 02/09/96    Spie Batignolles SA              Seeking Buyer                         -         -     Schneider will still look at
                                                                                                    any offers for SB
 03/08/96    Spie Batignolles SA              Seeking Buyer                         -         -     Speculation a majority of SB
                                                                                                    may be sold to its managment
 ----------------------------------------------------------------------------------------------------------------------------------



Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                                                        Date Announced: 03/10/95
                                                        Date Effective: 06/02/95
                                                    Date Unconditional: 06/02/95
                                                               Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:
   Cominco Resources                Cominco Ltd                    Cominco acquired the remaining 44% stake it did not already own in its Cominco Resources International (CRI) subsidiary
 Location:                        Location:                        in a stock swap transaction valued at an amended 113.035 mil
   Canada                           Canada                         Canadian dollars ($83.36 mil US). CRI shareholders were to receive .163 Cominco common shares for each CRI share held.
 Business Description:            Business Description:            Based on Cominco's closing stock price of C$22.62 ($16.68)
   Own and operate metal mining     Nickel, lead, zinc mining;     on May 19, the last full trading day prior to the
   and copper ores                  manufacture fertilizers        announcement, each CRI share was valued at C$3.68 ($2.42).
                                                                   Originally, Cominco offered .154 shares for each CRI share
 SIC Codes:                       SIC Codes:                       held.
   1021 1081                        1061 1031 2873 2874

Ticker Symbol:                    Ticker Symbol:
   COR                              CLT

 Advisors:                        Advisors:
                                    Wood Gundy (Canada)

                                                                                            FINANCIAL DATA (mil): C
                                                             Date of       LTM
                                                             Fin.        12/31/93  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :    113.0 C    Attitude  :Friendly         Net Sales        34.4      34.4      58.6      51.9      26.7     12.0
 Value (1)       :    113.0 C    Defensive                   Pre-Tax Inc.    -17.0     -17.0      -6.4      -2.6     -22.4    -12.9
 Price/Share     :    3.68        Tactics : Not Applicable   Net Income      -17.8     -17.8      -9.4      -5.0     -21.8    -13.1
 Shares Out(mil) :        69.30                              EPS               -.28      -.28      -.17      -.10      -.65     -.35
                                                             Assets          102.4     102.4     113.7     103.0      97.0     96.7
                                                             Net Assets       93.5        -         -         -         -         -
 Techniques:                      Litigation: No
    Not Applicable                Outcome   :


                                                      P/E Ratio       :          Cash & Marketable Securities (mil):      4.8
                                                      Book Value/Share:   1.37   Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :   2.69

Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                               Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 03/10/95    Cominco Resources Intl           Cominco Ltd                        104.7 C     3.41   Plans to acquire remaining 44%
                                                                                                    stake are disclosed
 03/17/95    Cominco Resources Intl           Cominco Ltd                        104.7 C     3.41   Cominico Resources forms
                                                                                                    committee to study offer
 04/17/95    Cominco Resources Intl           Cominco Ltd                        104.7 C     3.41   Boards recommends vote in
                                                                                                    favor; vote set for May 23
 05/23/95    Cominco Resources Intl           Cominco Ltd                        113.0 C     3.68   Terms are amended -
 06/02/95    Cominco Resources Intl           Cominco Ltd                        113.0 C     3.68   Acquisition of 44% stake is
                                                                                                    completed
 ----------------------------------------------------------------------------------------------------------------------------------


Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                                                       Date Announced: 03/27/95
                                                       Date Effective:
                                                               Status: Withdrawn

 Target Name:                     Acquiror Name:                   Synopsis:
   Terra Nitrogen Co LP(Terra       Terra Industries Inc(Minorco   Terra Industries, a unit of the Minorco subsidiary of Anglo
                                                                   American Corp of South Africa, withdrew its plan to acquire
 Location:                        Location:                        the remaining 40% stake that it did not already own in its
   Oklahoma                         Iowa                           Terra Nitrogen subsidiary for $30 per senior preference
                                                                   unit, or a total value of $229.091 mil.
 Business Description:            Business Description:
   Manufacture fertilizers          Manufacture and wholesale
                                    nitrogenous fertilizers,
                                    agricultural pesticides and
                                    other chemicals; produce
                                    animal feed and seed products;
                                    mine and produce sand, gravel
                                    and crushed stone used in road
                                    construction; manufacture
                                    ready-mixed concrete and
                                    concrete products; construct
                                    industrial, residential and
                                    government projects, including
                                    highway construction; copper
                                    and beryllium mining

 SIC Codes:                       SIC Codes:
   2873                             2873 2879 2048 5191 1442 1429
                                    2952 3273 3272 1542 1541 1522
                                    1611 1021 1099

Ticker Symbol:                    Ticker Symbol:
   TNH                              TRA

 Advisors:                        Advisors:
   Donaldson, Lufkin & Jenrette     Merrill Lynch & Co.

                                                                                            FINANCIAL DATA (mil): US
                                                             Date of       LTM
                                                             Fin.        09/30/94  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :    229.1 US   Attitude  :Friendly         Net Sales       289.1     259.8     243.4     247.2        -        -
 Value (1)       :    229.1 US   Defensive                   Net Income       69.3      49.7      53.5      49.2        -        -
 Price/Share     :   30.00        Tactics : Not Applicable   EPS               3.608     2.591     2.787     2.617      -        -
 Shares Out(mil) :        18.81                              Assets          292.5     286.4     290.2     268.2        -        -
                                                             Cash Flow        86.0      68.2      70.7      75.3        -        -

 Techniques:                      Litigation: No
    Not Applicable                Outcome   :

                              Stock Premiums
                              --------------
                              1 Day Prior  :    +9.1  P/E Ratio       :   8.315  Cash & Marketable Securities (mil):     25.1
                              1 Week Prior :   +11.1  Book Value/Share:  29.00   Short-Term Debt (mil)             :      1.5
                              4 Weeks Prior:    +8.6  Price/Book      :   1.03   Long-Term Debt (mil)              :     40.3

Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                               Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 03/27/95    Terra Nitrogen Co LP             Terra Industries Inc               229.1 US   30.00   Acquisition plans are
                                                                                                    disclosed

 05/11/95    Terra Nitrogen Co LP             Terra Industries Inc               229.1 US   30.00   Acquistion plans are
                                                                                                    withdrawn -

 ----------------------------------------------------------------------------------------------------------------------------------




Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                                                        Date Announced: 04/03/95
                                                        Date Effective: 06/30/95
                                                    Date Unconditional: 06/30/95
                                                               Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:
   Produra Venture Capital(Atle     Atle Foervaltnings AB          Atle Foervaltnings completed a tender offer for the
                                                                   remaining 46.9% interest in Produra Venture Capital for
 Location:                        Location:                        46.25 Swedish krona ($6.3 US) per share,or a total of 226.6
   Sweden                           Sweden                         mil krona ($30.8 mil).

 Business Description:            Business Description:
   Venture capital firm             Venture capital firm

 SIC Codes:                       SIC Codes:
   6799                             6799

Ticker Symbol:                    Ticker Symbol:
   PRODF                            ATLE

 Advisors:                        Advisors:
                                    Svenska Handelsbanken
                                    Handelsbanken Markets

                                                                                            FINANCIAL DATA (mil): -
                                                             Date of       LTM
                                                             Fin.
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :    226.6 SKR  Attitude  :Friendly         Net Sales          -         -         -         -         -        -
 Value (1)       :    226.6 SKR  Defensive                   Pre-Tax Inc.       -         -         -         -         -        -
 Price/Share     :   46.25        Tactics : Not Applicable   Net Income         -         -         -         -         -        -
 Shares Out(mil) :        10.00                              EPS                -         -         -         -         -        -
                                                             Assets             -         -         -         -         -        -
                                                             Net Assets         -         -         -         -         -        -
 Techniques:                      Litigation: No
    Tender Offer                  Outcome   :
    Tender/Merger

                                                      P/E Ratio       :          Cash & Marketable Securities (mil):       -
                                                      Book Value/Share:    -     Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :


Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                               Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 04/03/95    Produra Venture Capital(Atle)    Atle Foervaltnings AB              226.6 SKR  46.25   Tender offer for remaining
                                                                                                    46.9% interest is launched
 04/27/95    Produra Venture Capital(Atle)    Atle Foervaltnings AB              226.6 SKR  46.25   Board recommends Atle's offer -
 05/09/95    Produra Venture Capital(Atle)    Atle Foervaltnings AB              226.6 SKR  46.25   2.02 mil shs are tendered -
 06/30/95    Produra Venture Capital(Atle)    Atle Foervaltnings AB              226.6 SKR  46.25   Tender offer for remaining
                                                                                                    46.9% interest is completed
 ----------------------------------------------------------------------------------------------------------------------------------



Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                                                        Date Announced: 04/05/95
                                                        Date Effective: 08/02/95
                                                               Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:
   Club Med Inc                     Club Mediterranee SA           Club Mediterranee (CM) merged with Club Med in a transaction valued at $153.4 mil concurrent with the completion of its
 Location:                        Location:                        tender offer for the remaining 4.794 mil shares, or 33%
   New York                         France                         stake, that it it did not already own in Club Med for an
                                                                   amended $32 in cash per share, by accepting 4,717,450
 Business Description:            Business Description:            shares, or a 32.5% stake, raising CM's interest to 99.5%.
   Own and operate vacation         Operate travel agencies, hotel Originally, CM offered to acquire the remaining Club Med
   resorts                          resorts, recreation activities shares for $26.25 in cash per share, or a total value of
                                                                   $125.85 mil.
 SIC Codes:                       SIC Codes:
   7011 7999                        4724 7011 7999

Ticker Symbol:                    Ticker Symbol:
   CMI                              CMIP

 Advisors:                        Advisors:
   Salomon Brothers                 Lazard Houses

                                                                                            FINANCIAL DATA (mil): US
                                                             Date of       LTM
                                                             Fin.        10/31/94  10/31/94  10/31/93  10/31/92  10/31/91  10/31/90
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :    153.4 US   Attitude  :Friendly         Net Sales       570.3     570.3     556.5     516.4     518.7       -
 Value (1)       :    153.4 US   Defensive                   Net Income       30.2      30.2      27.3      25.3      29.0       -
 Price/Share     :   32.00        Tactics : Not Applicable   EPS               2.084     2.084     1.90      1.77      2.047     -
 Shares Out(mil) :        14.52                              Assets          612.9     612.9     560.8     548.2     522.4       -
                                                             Cash Flow        56.5      56.5      57.7      48.0      53.5       -

 Techniques:                      Litigation: No
    Tender Offer                  Outcome   :
    Tender/Merger
                              Stock Premiums
                              --------------
                              1 Day Prior  :   +41.4  P/E Ratio       :  15.355  Cash & Marketable Securities (mil):     58.1
                              1 Week Prior :   +39.9  Book Value/Share:  23.95   Short-Term Debt (mil)             :     44.1
                              4 Weeks Prior:   +44.6  Price/Book      :   1.34   Long-Term Debt (mil)              :     54.2


Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                               Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 04/05/95    Club Med Inc                     Club Mediterranee SA               125.9 US   26.25   Plans to launch tender offer
                                                                                                    are disclosed

 06/27/95    Club Med Inc                     Club Mediterranee SA               153.4 US   32.00   Terms are amended -

 06/30/95    Club Med Inc                     Club Mediterranee SA               153.4 US   32.00   Board approves offer -

 07/03/95    Club Med Inc                     Club Mediterranee SA               153.4 US   32.00   Tender offer is launched -

 08/02/95    Club Med Inc                     Club Mediterranee SA               153.4 US   32.00   Tender offer is completed;
                                                                                                    4.717 shs tendered

 08/02/95    Club Med Inc                     Club Mediterranee SA               153.4 US   32.00   Merger is completed -

 ----------------------------------------------------------------------------------------------------------------------------------


Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                                                       Date Announced: 04/05/95
                                                       Date Effective: 07/31/95
                                                   Date Unconditional: 07/31/95
                                                               Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:
   Cie Internationale des Wagons-   Accor SA                       Accor Group (AG) acquired the remaining 29.5% stake in Cie
                                                                   Internationale des Wagons-Lits et du Tourisme (CIWT), a unit
 Location:                        Location:                        of AG's COBEFIN subsidiary, in a stock swap tender offer
   Belgium                          France                         valued at 11.7 bil Belgian francs (2 bil French francs/$412 mil US). AG offered 20 shares for every 7 CIWT shares held.
 Business Description:            Business Description:            Based on AG's closing share price of 3,432.3 Belgian francs
   Own and operate hotels and car   Own and operate hotels and     (580 French francs/$121) on Apr 4, the last full day of
   and other transportation         restaurants; real estate       trading, each CIWT share was valued at 9806.59 Belgian
   restaurants; provide sleeping    development firm               francs (1651.15 French francs/$345.78).
   services; holding company
   Own and operate hotels and car
   and other transportation
   restaurants; provide sleeping
   services; holding company

 SIC Codes:                       SIC Codes:
   7011 4729 4789 5812 6719         7011 5812 6552

Ticker Symbol:                    Ticker Symbol:
   -                                ACCP

 Advisors:                        Advisors:


                                                                                            FINANCIAL DATA (mil): BFR
                                                             Date of       LTM
                                                             Fin.        12/31/93  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   : 11,697.3 BFR  Attitude  :Friendly         Net Sales          -   80,925.0  81,026.0  97,986.0  91,033.0 98,947.0
 Value (1)       : 11,697.3 BFR  Defensive                   Pre-Tax Inc.       -      998.0   1,182.0   1,943.0   2,195.0  2,486.0
 Price/Share     : 9806.59        Tactics : Not Applicable   Net Income         -         -      908.0     650.0     538.0    986.0
 Shares Out(mil) :         4.04                              EPS                -         -         -         -         -        -
                                                             Assets             -         -   74,119.0  67,901.0  80,753.0 75,818.0
                                                             Net Assets         -         -   18,918.0  16,754.0  14,892.0 14,980.0
 Techniques:                      Litigation: No
    Tender Offer                  Outcome   :
    Tender/Merger
    Stock Swap
                                                      P/E Ratio       :          Cash & Marketable Securities (mil):       -
                                                      Book Value/Share:    -     Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :

Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                               Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 04/05/95    Cie Intl des Wagons-Lits         Accor SA                        11,697.0 BFR 9806.6   Tender offer for remaining
                                                                                                    29.5% stake is intended
 05/15/95    Cie Intl des Wagons-Lits         Accor SA                        11,697.0 BFR 9806.6   Tender offer for remaining
                                                                                                    29.5% stake is launched
 06/14/95    Cie Intl des Wagons-Lits         Accor SA                        11,697.0 BFR 9806.6   Acceptances for 28.82%
                                                                                                    received totalling 99.32%
 07/31/95    Cie Intl des Wagons-Lits         Accor SA                        11,697.0 BFR 9806.6   Tender offer for remaining
                                                                                                    29.5% interest is completed
 ----------------------------------------------------------------------------------------------------------------------------------


Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                                                       Date Announced: 04/07/95
                                                       Date Effective: 10/03/95
                                                               Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:
   LIN Broadcasting Corp            McCaw Cellular Communications  McCaw Cellular Communications (MC), a unit of AT&T, exercised its option to acquire the remaining 48%, or 24 mil
 Location:                        Location:                        shares, of LIN Broadcasting (LIN) it did not already own for
   Washington                       Washington                     an amended $129.90 in cash per share, or a total of $3.209 bil. Earlier, MC had offered $129.5 in cash amended from
 Business Description:            Business Description:            $127.50 per share held. The transaction was a 'private
   Provide cellular voice           Provide cellular               market value guarantee', conditioned on MC acquiring a
   telephone and data               telecommunication services     majority interest in LIN. MC also had the option to put LIN
   communications services                                         up for sale. MC received the option in 1989, after which it was acquired by AT&T in 1994.
 SIC Codes:                       SIC Codes:
   4813 4812 4899                   4812

Ticker Symbol:                    Ticker Symbol:
   LINB                             -

 Advisors:                        Advisors:
   Wasserstein, Perella             Morgan Stanley
   Lehman Brothers
   Bear, Stearns

                                                                                            FINANCIAL DATA (mil): US
                                                             Date of       LTM
                                                             Fin.        03/31/95  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :  3,209.4 US   Attitude  :Friendly         Net Sales       884.1     876.5     688.6     572.5        -        -
 Value (1)       :  3,209.4 US   Defensive                   Net Income      591.9     564.2     -60.7     -69.0        -        -
 Price/Share     :  129.90        Tactics : Not Applicable   EPS              10.57     10.04     -1.18     -1.40       -        -
 Shares Out(mil) :        53.30                              Assets        2,924.7   2,923.9   2,862.9   2,693.1        -        -
                                                             Cash Flow          -      347.3     253.4     248.6        -        -

 Techniques:                      Litigation: Yes
    Not Applicable                Outcome   :

                              Stock Premiums
                              --------------
                              1 Day Prior  :   +18.2  P/E Ratio       :  12.289  Cash & Marketable Securities (mil):     35.2
                              1 Week Prior :   +19.7  Book Value/Share:   6.06   Short-Term Debt (mil)             :    167.6
                              4 Weeks Prior:   +19.7  Price/Book      :  21.45   Long-Term Debt (mil)              :  1,453.7


                                             Summary of Related Transactions

 Transaction Type         Date      Status               Participant(s)

 Poison Pill              05/02/88  Amended              LIN Bdcstg(McCaw Cellular)
 Poison Pill Amendment    06/19/89  Amended              LIN Bdcstg(McCaw Cellular)
 Poison Pill Amendment    05/03/88  Amended              LIN Bdcstg(McCaw Cellular)
 Exchange Offer           02/20/91  Completed            McCaw Cellular Communications
 Poison Pill Amendment    03/05/90  Dead/Acquired        LIN Bdcstg(McCaw Cellular)
 Poison Pill Amendment    09/10/89  Amended              LIN Bdcstg(McCaw Cellular)
 Merger                   06/06/89  Withdrawn            LIN Bdcstg(McCaw Cellular)     / McCaw Cellular Commun Inc
 Merger                   10/10/89  Withdrawn            LIN Bdcstg(McCaw Cellular)     / Seeking Buyer
 Acq. Rem. Int.           09/11/89  Intent W             LIN Bdcstg(McCaw Cellular)     / BellSouth Corp
 Merger                   06/20/89  Intent W             LIN Bdcstg(McCaw Cellular)     / Undisclosed Acquiror
 Acq. of Assets           09/11/89  Withdrawn            BellSouth Corp-Cellular Ops    / LIN Bdcstg(McCaw Cellular)
 Acquisition              09/11/89  Withdrawn            LIN Broadcasting Corp-TV Ops   / Shareholders

Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                               Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 06/06/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        5,540.0 US  120.00   Announces plan to launch
                                                                                                    tender offer

 06/07/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        5,540.0 US  120.00   Sues to have LIN's poison pill
                                                                                                    removed

 06/08/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        5,540.0 US  120.00   Tender offer is launched -

 06/15/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        5,540.0 US  120.00   McCaw files with the Federal
                                                                                                    Communications Commission

 06/20/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        5,540.0 US  120.00   LIN unanimously rejects offer;
                                                                                                    seeks other buyers

 06/20/89    LIN Bdcstg(McCaw Cellular)       Undisclosed Acquiror                  -         -     LIN discloses talks with other
                                                                                                    bidders

 06/30/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        5,540.0 US  120.00   Review of offer is announced -

 06/30/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        5,540.0 US  120.00   LIN loses court battle to buy
                                                                                                    Metromedia paging interests

 07/03/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        5,540.0 US  120.00   LIN rejects offer again,
                                                                                                    notwithstanding court decision

 07/05/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        5,540.0 US  120.00   Considers revision of offer in
                                                                                                    the wake LIN court loss

 07/10/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        5,089.0 US  110.00   Reduces offer following court
                                                                                                    decision

 07/12/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        5,089.0 US  110.00   McCaw and LIN talk about the
                                                                                                    possibility of higher offer

 07/13/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        5,506.0 US  127.50   McCaw may raise bid to $127.50
                                                                                                    per share in cash and stock

 07/19/89    LIN Bdcstg(McCaw Cellular)       LIN Bdcstg(McCaw Cellular)       6,530.0 US  127.50   Shareholder recapitalization
                                                                                                    proposal is announced

 07/21/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        5,089.0 US  110.00   Talks over higher offer break
                                                                                                    down; tender offer extended

 07/25/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        5,089.0 US  110.00   LIN will agree to $127.50
                                                                                                    offer; sets July 31 deadline

 07/27/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        5,089.0 US  110.00   Says its unable to negotiate
                                                                                                    pact due to LIN's requirements

 07/31/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        5,089.0 US  110.00   Agreement deadline passes; LIN
                                                                                                    to pursue other options

 08/08/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        5,089.0 US  110.00   Offer is extended until 9/1;
                                                                                                    1,072,660 shares are tendered

 08/31/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        5,089.0 US  110.00   Offer is extended until 9/22;
                                                                                                    2,347,489 shares are tendered

 09/01/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        5,089.0 US  110.00   FCC refuses to block McCaw's
                                                                                                    bid

 09/11/89    LIN Broadcasting Corp-TV Ops     Shareholders                          -         -     Spinoff is proposed -

 09/11/89    BellSouth Corp-Cellular Ops      LIN Bdcstg(McCaw Cellular)            -         -     Definitive merger agreement is
                                                                                                    disclosed

 09/11/89    LIN Bdcstg(McCaw Cellular)       BellSouth Corp                        -         -     Option to acquire remaining
                                                                                                    interest is disclosed

 09/11/89    LIN Bdcstg(McCaw Cellular)       LIN Bdcstg(McCaw Cellular)       1,078.0 US   20.00   Special cash dividend is
                                                                                                    proposed

 09/21/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        5,089.0 US  110.00   Offer extended to 10/13; 8.1
                                                                                                    mil shares tendered

 09/25/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        5,089.0 US  110.00   Report that McCaw will raise
                                                                                                    bid by 9/29;LIN has no comment

Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 10/10/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        2,750.0 US  125.00   New offer is launched for 22
                                                                                                    mil shares

 10/10/89    LIN Bdcstg(McCaw Cellular)       Seeking Buyer                         -         -     Search for buyer is announced
                                                                                                    -

 10/16/89    BellSouth Corp-Cellular Ops      LIN Bdcstg(McCaw Cellular)            -         -     BellSouth to revise its bid -

 10/16/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        2,750.0 US  125.00   LIN asks holders not to tender
                                                                                                    shares in McCaw's new offer

 10/19/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        2,750.0 US  125.00   Sends letter to LIN to clarify
                                                                                                    offer and Private Guarantee

 10/20/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        2,750.0 US  125.00   McCaw receives commitments
                                                                                                    from three major banks

 10/25/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        2,750.0 US  125.00   SEC mandates offer's extension
                                                                                                    due to insufficient financing

 10/26/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        2,750.0 US  125.00   FCC upholds approvals issued
                                                                                                    in August 1989 for acquisition

 10/27/89    BellSouth Corp-Cellular Ops      LIN Bdcstg(McCaw Cellular)            -         -     Definitive agreement is
                                                                                                    amended

 10/27/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        2,750.0 US  125.00   Offer is extended to 11/17/89;
                                                                                                    10.5 mil shares tendered

 10/27/89    LIN Bdcstg(McCaw Cellular)       LIN Bdcstg(McCaw Cellular)       2,300.0 US   42.00   Special cash dividend is
                                                                                                    increased to $42 per share

 11/06/89    BellSouth Corp-Cellular Ops      LIN Bdcstg(McCaw Cellular)            -         -     Hart-Scott-Rodino expires;
                                                                                                    holder meeting 12/89 or 1/90

 11/14/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        2,750.0 US  125.00   Receives commitments for full
                                                                                                    amount of $3 bil bank facility

 11/16/89    BellSouth Corp-Cellular Ops      LIN Bdcstg(McCaw Cellular)            -         -     Stockholder meeting to vote on
                                                                                                    merger set for 1/12/90

 11/16/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        2,750.0 US  125.00   Says offer cannot continue
                                                                                                    unless conditions are met

 11/17/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        3,814.7 US  150.00   Bid is sweetened to $3.8 bil;
                                                                                                    McCaw now owns 5.1 mil shs

 11/20/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        3,814.7 US  150.00   Tender offer is launched for
                                                                                                    22.5 mil shares

 11/27/89    BellSouth Corp-Cellular Ops      LIN Bdcstg(McCaw Cellular)            -         -     BellSouth board adopts a
                                                                                                    shareholder rights plan

 11/28/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        7,575.0 US     -     Proposes sweetened bid which
                                                                                                    includes special cash dividend

 12/01/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        3,988.0 US  154.11   Offer is revised and is to be
                                                                                                    reviewed by LIN

 12/04/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        3,988.0 US  154.11   LIN accepts offer and requests
                                                                                                    BellSouth to terminate accord

 12/11/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        3,988.0 US  154.11   Definitive agreement is
                                                                                                    announced

 12/11/89    BellSouth Corp-Cellular Ops      LIN Bdcstg(McCaw Cellular)            -         -     BellSouth terminates accord;To
                                                                                                    receive termination fee

 12/11/89    LIN Bdcstg(McCaw Cellular)       LIN Bdcstg(McCaw Cellular)       2,300.0 US   42.00   Special dividend is withdrawn;
                                                                                                    Offer extends to 1/16/90

 12/14/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        3,988.0 US  154.11   McCaw's advisor fees are
                                                                                                    detailed

 12/28/89    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        3,988.0 US  154.11   US Court of Appeals dismisses
                                                                                                    BellSouth's appeal of merger

 01/04/90    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        3,988.0 US  154.11   LIN chairman, Pels, to receive
                                                                                                    $200 mil for 1.3 mil options

 01/09/90    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        3,988.0 US  154.11   Offer is extended until 2/27;
                                                                                                    13.8 mil shares are tendered

 02/01/90    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        3,988.0 US  154.11   Definitive credit agreement is
                                                                                                    reached with agent banks

 02/05/90    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        3,988.0 US  154.11   Receives commitment to provide
                                                                                                    interim financing by Citibank

 02/26/90    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        3,988.0 US  154.11   Offer extends to 3/2/90; talks
                                                                                                    completed for credit accord

Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 03/01/90    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        3,988.0 US  154.11   Executes $600 mil credit
                                                                                                    agreement

 03/02/90    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        3,988.0 US  154.11   McCaw wins $3 bil bank
                                                                                                    financing for offer

 03/02/90    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        3,988.0 US  154.11   Bankers call off controlled
                                                                                                    selldown of $1 bil of loan

 03/05/90    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        3,988.0 US  154.11   Tender offer is completed;
                                                                                                    McCaw now holds 51% of LIN

 03/13/90    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        3,988.0 US  154.11   Proration factor for tender
                                                                                                    offer is set at 47.4367%

 03/30/90    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        3,988.0 US  154.11   McCaw to have around $3.1 bil
                                                                                                    long-term debt

 04/03/90    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc        3,988.0 US  154.11   McCaw disperses common
                                                                                                    dividend to LIN holders

 04/30/93    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun Inc             -         -     Analysts estimate LIN buyout
                                                                                                    value for 1995

 02/16/95    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun(AT&T)           -         -     AT&T and LIN differ widely on
                                                                                                    market valuation of LIN

 02/21/95    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun(AT&T)           -         -     AT&T and LIN select
                                                                                                    Wasserstein to appraise LIN

 02/28/95    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun(AT&T)           -         -     Lin shldr files suit against
                                                                                                    AT&T relating to valuation

 03/06/95    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun(AT&T)           -         -     Third valuation opinion is
                                                                                                    expected tomorrow

 03/07/95    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun(AT&T)           -         -     Wasserstein sets market value
                                                                                                    of LIN shares at $127.5 per sh

 03/08/95    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun(AT&T)           -         -     Analysts expect AT&T to
                                                                                                    acquire remaining LIN shares

 04/07/95    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun(AT&T)      3,262.0 US  127.50   Agreement to acquire remaining
                                                                                                    48% is disclosed

 04/18/95    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun(AT&T)      3,262.0 US  127.50   LIN reports positive first
                                                                                                    quarter results

 04/28/95    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun(AT&T)      3,262.0 US  127.50   LIN board of directors
                                                                                                    approves merger

 06/22/95    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun(AT&T)      3,262.0 US  127.50   Shareholder meeting is
                                                                                                    expected to be in Aug or Sept

 06/23/95    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun(AT&T)      3,313.1 US  129.50   Terms are amended due to
                                                                                                    settlement of lawsuit

 07/10/95    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun(AT&T)      3,313.1 US  129.50   LIN shlder meeting to be set
                                                                                                    up after SEC review completion

 10/03/95    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun(AT&T)      3,323.4 US  129.90   Acquisition of remaining 48%
                                                                                                    stake is completed

 10/03/95    LIN Bdcstg(McCaw Cellular)       Seeking Buyer                         -         -     Plans to consider search for
                                                                                                    buyer are terminated

 10/03/95    LIN Bdcstg(McCaw Cellular)       McCaw Cellular Commun(AT&T)      3,209.4 US  129.90   Acquisition of remaining 48%
                                                                                                    stake is completed
 ----------------------------------------------------------------------------------------------------------------------------------


Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                                                       Date Announced: 05/03/95
                                                       Date Effective: 06/07/95
                                                   Date Unconditional: 06/07/95
                                                               Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:
   Sogerap(Societe Nationale Elf    Societe Nationale Elf          Societe Nationale Elf Aquitaine completed its tender offer and acquired the remaining .26%, or 13,608 ordinary shares,
 Location:                        Location:                        of Sogerap for 645 French francs ($131.62 US) per share, or
   France                           France                         a total of 8.4 mil francs ($1.7 mil).

 Business Description:            Business Description:
   Oil and gas exploration and      Oil and gas exploration and
   production; real estate          production; manufacture
   development and investment       petroleum products, chemicals,
   firm; holding company            health care products and
                                    perfumes

 SIC Codes:                       SIC Codes:
   1311 6552 6799 6719              1311 2999 2899 2844

Ticker Symbol:                    Ticker Symbol:
   -                                ELF

 Advisors:                        Advisors:


                                                                                            FINANCIAL DATA (mil): FFR
                                                             Date of       LTM
                                                             Fin.        12/31/93  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :      8.4 FFR  Attitude  :Friendly         Net Sales       246.3     246.3     160.2        -         -        -
 Value (1)       :      8.4 FFR  Defensive                   Pre-Tax Inc.     88.6      88.6     102.5        -         -        -
 Price/Share     :  645.00        Tactics : Not Applicable   Net Income      209.7     209.7     122.3        -         -        -
 Shares Out(mil) :         5.03                              EPS              23.80     23.80     24.33       -         -        -
                                                             Assets        3,945.6   3,945.6   2,078.5        -         -        -
                                                             Net Assets    3,778.9   3,778.9   1,987.1        -         -        -
 Techniques:                      Litigation: No
    Tender Offer                  Outcome   :
    Tender/Merger

                                                      P/E Ratio       :  27.101  Cash & Marketable Securities (mil):      0.7
                                                      Book Value/Share: 428.92   Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :   1.50

Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                               Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 05/03/95    Sogerap                          Soc Nationale Elf Aquitaine          8.4 FFR 645.00   Tender offer for remaining
                                                                                                    .26% is launched

 06/07/95    Sogerap                          Soc Nationale Elf Aquitaine          8.4 FFR 645.00   Acquisition of remaining .26%
                                                                                                    stake is completed
 ----------------------------------------------------------------------------------------------------------------------------------


Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                                                       Date Announced: 05/18/95
                                                       Date Effective: 10/09/95
                                                   Date Unconditional: 10/09/95
                                                               Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:
   Service Corp International       Service Corp International     Service Corp International (SCI) acquired the remaining 31%
                                                                   stake it did not already own in its Service Corp
 Location:                        Location:                        International (Canada) subsidiary by purchasing 3.145 mil
   Canada                           Texas                          common shares for 22.75 Canadian dollars ($16.7 US) in cash per share, or a total value of C$71.547 mil ($52.52 mil).
 Business Description:            Business Description:            Originally, SCI offered C$21.50 ($15.8) in cash per share.
   Provide funeral home services    Own and operate funeral homes,
                                    cemeteries, and flower shops;
                                    manufacture and wholesale
                                    caskets and related components

 SIC Codes:                       SIC Codes:
   7261                             7261 6553 5992 3995 5087

Ticker Symbol:                    Ticker Symbol:
   SVK                              SRV

 Advisors:                        Advisors:
   Richardson Greenshields Ca Ltd   JP Morgan & Co. Inc.
                                    RBC Dominion Securities

                                                                                            FINANCIAL DATA (mil): C
                                                             Date of       LTM
                                                             Fin.        12/31/93  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :     71.5 C    Attitude  :Friendly         Net Sales        42.5      42.5      40.4      37.0      34.2     28.8
 Value (1)       :     71.5 C    Defensive                   Pre-Tax Inc.     14.1      14.1      12.5      11.1       9.3      8.1
 Price/Share     :   22.75        Tactics : Not Applicable   Net Income        8.2       8.2       7.4       6.6       5.3      4.7
 Shares Out(mil) :        10.14                              EPS                -         -         -         -         -        -
                                                             Assets           95.6      95.6      90.3      80.9      74.7     69.6
                                                             Net Assets       55.5      55.5      46.3      43.6      37.4     32.1
 Techniques:                      Litigation: No
    Not Applicable                Outcome   :


                                                      P/E Ratio       :  28.077  Cash & Marketable Securities (mil):      0.9
                                                      Book Value/Share:   5.47   Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :   4.16

Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                               Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 05/18/95    Service Corp International(CA)   Service Corp International          67.6 C    21.50   Plans to acquire remaining 31%
                                                                                                    stake are disclosed
 07/13/95    Service Corp International(CA)   Service Corp International          71.5 C    22.75   Agreement to acquire remaining
                                                                                                    31% stake is disclosed
 07/20/95    Service Corp International(CA)   Service Corp International          71.5 C    22.75   Boards of both firms approve
                                                                                                    transaction
 10/09/95    Service Corp International(CA)   Service Corp International          71.5 C    22.75   Acquisition of remaining 31%
                                                                                                    is completed
 ----------------------------------------------------------------------------------------------------------------------------------


Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                                                       Date Announced: 05/19/95
                                                       Date Effective: 12/06/95
                                                               Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:
   BIC Corp(BIC SA)                 BIC SA                         BIC acquired the remaining 22.28% stake it did not already own in BIC Corp for an amended $40.50 in cash per share, or
 Location:                        Location:                        a total value of $212.625 mil. BIC had originally offered
   Connecticut                      France                         $36.50 in cash per share, or a total value of $191.625 mil.
                                                                   The transaction had been subject to regulatory approval.
 Business Description:            Business Description:
   Manufacture writing              Manufacture pens, disposable
   instruments, disposable          lighters and windsurfing
   lighters, shavers and            boards
   sailboards

 SIC Codes:                       SIC Codes:
   3951 3089 3421 3952              3951 3952 3999 3949

Ticker Symbol:                    Ticker Symbol:
   BIC                              BICP

 Advisors:                        Advisors:
   Goldman, Sachs & Co.             Donaldson, Lufkin & Jenrette

                                                                                            FINANCIAL DATA (mil): US
                                                             Date of       LTM
                                                             Fin.        01/01/95  01/01/95  01/01/94  01/01/93  01/01/92  01/01/91
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :    212.6 US   Attitude  :Friendly         Net Sales       475.1     475.1     439.3     417.4     369.2   329.2
 Value (1)       :    212.6 US   Defensive                   Net Income       51.6      51.6      44.8      39.9      27.0    22.4
 Price/Share     :   40.50        Tactics : Not Applicable   EPS               2.192     2.192     1.901     1.695     1.122   0.925
 Shares Out(mil) :        23.56                              Assets          358.7     358.7     336.2     308.5     280.2   257.1
                                                             Cash Flow       111.0     111.0      90.6      80.8      58.7    51.4

 Techniques:                      Litigation: No
    Not Applicable                Outcome   :

                              Stock Premiums
                              --------------
                              1 Day Prior  :   +13.3  P/E Ratio       :  18.476  Cash & Marketable Securities (mil):     48.1
                              1 Week Prior :   +12.5  Book Value/Share:  10.52   Short-Term Debt (mil)             :       -
                              4 Weeks Prior:   +28.6  Price/Book      :   3.85   Long-Term Debt (mil)              :       -

Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                               Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 05/19/95    BIC Corp(BIC SA)                 BIC SA                             191.6 US   36.50   Plans to acquire remaining 22%
                                                                                                    stake are disclosed

 05/23/95    BIC Corp(BIC SA)                 BIC SA                             191.6 US   36.50   Bic board of directors forms
                                                                                                    committee to evaluate offer

 08/16/95    BIC Corp(BIC SA)                 BIC SA                             212.6 US   40.50   Definitive agreement to
                                                                                                    acquire stake is disclosed

 11/02/95    BIC Corp(BIC SA)                 BIC SA                             212.6 US   40.50   Bic's shareholders will vote
                                                                                                    on merger Dec 6

 12/06/95    BIC Corp(BIC SA)                 BIC SA                             212.6 US   40.50   Bic's shareholders approve
                                                                                                    merger; merger is completed

 ----------------------------------------------------------------------------------------------------------------------------------


Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                                                       Date Announced: 06/19/95
                                                       Date Effective: 08/09/95
                                                   Date Unconditional: 08/09/95
                                                               Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:
   Cie Immobiliere Phenix           Cie Generale des Eaux SA{CGE}  Cie Generale des Eaux completed its tender offer to acquire the remaining .87% of its Cie Immobiliere Phenix unit at 65
 Location:                        Location:                        French francs ($13.5 US) per ordinary share, and 159.9
   France                           France                         francs ($33.16) per convertible bond, for a total of 14.4
                                                                   mil francs ($2.99 mil).
 Business Description:            Business Description:
   Real estate development firm     Water utility; electric
                                    utility; provide cable
                                    television services

 SIC Codes:                       SIC Codes:
   6552                             4941 4841 4911

Ticker Symbol:                    Ticker Symbol:
   PHEP                             EAUG

 Advisors:                        Advisors:
                                    Lazard Freres & Compagnie

                                                                                            FINANCIAL DATA (mil): FFR
                                                             Date of       LTM
                                                             Fin.        12/31/93  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :     14.4 FFR  Attitude  :Friendly         Net Sales     4,775.9   4,775.9   4,994.0   3,297.3   2,872.0  2,188.7
 Value (1)       :     14.4 FFR  Defensive                   Pre-Tax Inc.      6.4       6.4     308.0     209.3      43.2     18.8
 Price/Share     :   65.00        Tactics : Not Applicable   Net Income     -144.2    -144.2     136.6     254.3     118.3     15.1
 Shares Out(mil) :        25.50                              EPS              -5.65     -5.65      5.36     12.13      5.65     2.29
                                                             Assets       18,240.4  18,240.4  16,249.3  11,771.2   7,533.9  2,660.5
                                                             Net Assets    2,036.6   2,036.6   2,235.2   1,336.8   1,090.0    250.2
 Techniques:                      Litigation: No
    Tender Offer                  Outcome   :
    Tender/Merger

                                                      P/E Ratio       :          Cash & Marketable Securities (mil):    602.6
                                                      Book Value/Share:  78.67   Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :   0.83

Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                               Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 06/19/95    Cie Immobiliere Phenix           Cie Generale des Eaux SA              -         -     Tender offer for remaining
                                                                                                    .87% is intended
 07/06/95    Cie Immobiliere Phenix           Cie Generale des Eaux SA            14.4 FFR  65.00   Terms are disclosed -
 07/19/95    Cie Immobiliere Phenix           Cie Generale des Eaux SA            14.4 FFR  65.00   Tender offer will run from
                                                                                                    July 20 to August 4, 1995
 07/20/95    Cie Immobiliere Phenix           Cie Generale des Eaux SA            14.4 FFR  65.00   Tender offer is launched -
 08/09/95    Cie Immobiliere Phenix           Cie Generale des Eaux SA            14.4 FFR  65.00   Tender is completed; will be
                                                                                                    compulsorily delisted
 ----------------------------------------------------------------------------------------------------------------------------------


Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                                                       Date Announced: 07/06/95
                                                       Date Effective: 07/31/95
                                                   Date Unconditional: 07/31/95
                                                               Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:
   Epargne de France                Commercial Union France SA     Commercial Union France, a unit of Commercial Union's
                                                                   Commercial Union Assurance subsidiary, acquired the
 Location:                        Location:                        remaining .43% stake, or 6,312 ordinary shares, in Epargne
   France                           France                         de France for an estimated total of 5.51 mil francs ($1.14 mil) through a tender offer. Consideration consisted of 873
 Business Description:            Business Description:            French francs ($181.06 US) per ordinary share and 779 francs
   Life insurance company           Insurance company              ($161.5) per investment certificate.

 SIC Codes:                       SIC Codes:
   6311                             6311 6321 6331 6351

Ticker Symbol:                    Ticker Symbol:
   -                                CUAC

 Advisors:                        Advisors:


                                                                                            FINANCIAL DATA (mil): -
                                                             Date of       LTM
                                                             Fin.
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :      5.5 FFR  Attitude  :Friendly         Net Sales          -         -         -         -         -        -
 Value (1)       :      5.5 FFR  Defensive                   Pre-Tax Inc.       -         -         -         -         -        -
 Price/Share     :  873.00        Tactics : Not Applicable   Net Income         -         -         -         -         -        -
 Shares Out(mil) :         1.47                              EPS                -         -         -         -         -        -
                                                             Assets             -         -         -         -         -        -
                                                             Net Assets         -         -         -         -         -        -
 Techniques:                      Litigation: No
    Tender Offer                  Outcome   :
    Tender/Merger

                                                      P/E Ratio       :          Cash & Marketable Securities (mil):       -
                                                      Book Value/Share:    -     Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :

Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                               Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 07/06/95    Epargne de France                Commercial Union France SA            -         -     Tender offer to acquire
                                                                                                    remaining .43% is planned
 07/18/95    Epargne de France                Commercial Union France SA            -         -     Tender offer to acquire
                                                                                                    remaining .43% is launched
 07/31/95    Epargne de France                Commercial Union France SA            -         -     Tender is completed; compuls.
                                                                                                    delisting commences
 ----------------------------------------------------------------------------------------------------------------------------------


Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                                                       Date Announced: 07/06/95
                                                       Date Effective: 11/30/95
                                                               Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:
   Grand Gaming Corp                Grand Casinos Inc              Grand Casinos (GC) acquired the remaining 7.2 mil shares, or
                                                                   22.2%, of Grand Gaming (GG) which it did not already own in
 Location:                        Location:                        a stock swap valued at $36.486 mil. Each GG common
   Unknown                          Minnesota                      shareholder received .1397 GC common share for each share
                                                                   held. Based on GC's closing stock price of $36.25 on Jul 5,
 Business Description:            Business Description:            the last full trading day prior to the announcement, each GG
   Own and operate casinos          Own and operate casinos;       share was valued at $5.06. Of the shares GC owned prior to
                                    provide heavy construction     the transaction, 38.9% were directly owned by GC and 38.9%
                                    services                       were owned by Gaming Corp of America, which GC concurrently acquired.
 SIC Codes:                       SIC Codes:
   7011 7999                        7011 7993 7999 1629

Ticker Symbol:                    Ticker Symbol:
   GGCC                             GRND

 Advisors:                        Advisors:
                                    Donaldson, Lufkin & Jenrette

                                                                                            FINANCIAL DATA (mil): US
                                                             Date of       LTM
                                                             Fin.        03/31/95  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :     36.5 US   Attitude  :Friendly         Net Sales          -         -         -         -         -        -
 Value (1)       :     36.5 US   Defensive                   Net Income       -1.9      -1.9       -.7        -         -        -
 Price/Share     :    5.06        Tactics : Not Applicable   EPS               -.06      -.07      -.03       -         -        -
 Shares Out(mil) :        32.48                              Assets           84.7      80.9      39.1        -         -        -
                                                             Cash Flow          -         -         -         -         -        -

 Techniques:                      Litigation: No
    Stock Swap                    Outcome   :

                              Stock Premiums
                              --------------
                              1 Day Prior  :   +34.9  P/E Ratio       :          Cash & Marketable Securities (mil):      0.1
                              1 Week Prior :   +34.9  Book Value/Share:   1.59   Short-Term Debt (mil)             :     18.7
                              4 Weeks Prior:   +55.7  Price/Book      :   3.18   Long-Term Debt (mil)              :       -

                                             Summary of Related Transactions

 Transaction Type         Date      Status               Participant(s)

 Merger                   07/06/95  Completed            Gaming Corp of America         / Grand Casinos Inc

Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                               Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 07/06/95    Grand Gaming Corp                Grand Casinos Inc                   36.5 US    5.06   Signed letter of intent to
                                                                                                    acquire remaining 22.2% stake

 07/06/95    Gaming Corp of America           Grand Casinos Inc                  139.2 US    7.20   Signed letter of intent to
                                                                                                    merge is disclosed

 08/31/95    Gaming Corp of America           Grand Casinos Inc                  139.2 US    7.20   Definitive stock swap merger
                                                                                                    agreement is disclosed

 08/31/95    Grand Gaming Corp                Grand Casinos Inc                   36.5 US    5.06   Definitive agreement to
                                                                                                    acquire remaining 22% stake

 11/30/95    Grand Gaming Corp                Grand Casinos Inc                   36.5 US    5.06   Acquisition of remaining 22.2%
                                                                                                    stake is completed

 11/30/95    Gaming Corp of America           Grand Casinos Inc                  139.2 US    7.20   Stock swap merger is completed
                                                                                                    -

 ----------------------------------------------------------------------------------------------------------------------------------


Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                                                       Date Announced: 07/14/95
                                                       Date Effective: 12/11/95
                                                               Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:
   REN Corp-USA(COBE Laboratories   COBE Laboratories Inc(Gambro   COBE Laboratories, a majority-held unit of Gambro, acquired the remaining 47% of REN Corp-USA (REN) it did not already
 Location:                        Location:                        own in a transaction valued at $182.09 mil. Earlier, COBE
   Tennessee                        Colorado                       had completed its tender offer to acquire the remaining 8.88 mil common shares of REN for an amended $20 in cash per
 Business Description:            Business Description:            share, or a total value of $177.7 mil, by accepting
   Own and operate kidney           Manufacture medical equipment, 8,355,796 shares, or a 44.16% interest in REN, raising
   dialysis centers                 cardiovascular and therapeutic COBE's interest in REN to 97%. Originally, COBE had offered
                                    plasma exchange products       $18 in cash per REN share held.

 SIC Codes:                       SIC Codes:
   8092                             3841 3825 3845 2834

Ticker Symbol:                    Ticker Symbol:
   RENL                             COBE

 Advisors:                        Advisors:
   Alex. Brown & Sons               UBS Securities

                                                                                            FINANCIAL DATA (mil): US
                                                             Date of       LTM
                                                             Fin.        03/31/95  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :    182.1 US   Attitude  :Friendly         Net Sales       140.1     131.8     105.2      80.8      53.9    36.9
 Value (1)       :    182.1 US   Defensive                   Net Income       10.3       8.5      -3.8       5.4       2.6    -3.7
 Price/Share     :   20.00        Tactics : Not Applicable   EPS               0.535     0.45      -.20      0.37      0.239   -.419
 Shares Out(mil) :        19.44                              Assets          150.1     134.3     126.1     121.8     106.8    53.1
                                                             Cash Flow        29.3      26.0       4.8      17.4      11.8     3.9

 Techniques:                      Litigation: No
    Tender Offer                  Outcome   :
    Tender/Merger
                              Stock Premiums
                              --------------
                              1 Day Prior  :   +27.0  P/E Ratio       :  37.383  Cash & Marketable Securities (mil):      1.8
                              1 Week Prior :   +20.3  Book Value/Share:   6.22   Short-Term Debt (mil)             :      0.1
                              4 Weeks Prior:   +26.0  Price/Book      :   3.21   Long-Term Debt (mil)              :      7.3

Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                               Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 07/14/95    REN Corp-USA(COBE Labs Inc)      COBE Laboratories(Gambro AB)       160.0 US   18.00   Offer to acquire remaining 47%
                                                                                                    interest is disclosed

 08/08/95    REN Corp-USA(COBE Labs Inc)      COBE Laboratories(Gambro AB)       160.0 US   18.00   Gambro set up special
                                                                                                    committee to evaluate offer

 09/13/95    REN Corp-USA(COBE Labs Inc)      COBE Laboratories(Gambro AB)       177.7 US   20.00   Definitive agreement to launch
                                                                                                    tender offer; terms amended

 09/19/95    REN Corp-USA(COBE Labs Inc)      COBE Laboratories(Gambro AB)       177.7 US   20.00   Tender offer is launched -

 10/18/95    REN Corp-USA(COBE Labs Inc)      COBE Laboratories(Gambro AB)       177.7 US   20.00   Tender offer is completed;
                                                                                                    8.355 mil shs tendered

 12/11/95    REN Corp-USA(COBE Labs Inc)      COBE Laboratories(Gambro AB)       177.7 US   20.00   Acquisition is completed -

 ----------------------------------------------------------------------------------------------------------------------------------


Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                                                       Date Announced: 07/20/95
                                                       Date Effective: 12/04/95
                                                   Date Unconditional: 12/04/95
                                                               Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:
   BTR Nylex Ltd(BTR PLC)           BTR PLC                        BTR acquired the remaining 37.4% in BTR Nylex for 4.48 bil
                                                                   Australian dollars ($3.29 bil US) via a tender offer.
 Location:                        Location:                        Consideration consisted of AU$180 ($132.3) in cash plus 27
   Australia                        United Kingdom                 BTR ordinary A shares, which were convertible to standard
                                                                   ordinary shares at the ratio of 1-to-1, for every 100 BTR
 Business Description:            Business Description:            Nylex ordinary shares. BTR offered an all cash alternative
   Manufacture rubber and           Manufacture plastic, rubber,   of AU$3.60 ($2.65) per ordinary BTR Nylex share. Word of the
   plastics hose and belting,       electrical products  and       takeover offer began as a rumor in the press.
   fabricated rubber products,      industrial machinery; provide
   and coated fabrics; own and      commercial printing services;
   operate broadwoven fabric        construct industrial
   mills; holding company           buildings; wholesale
                                    construction materials;
                                    holding company

 SIC Codes:                       SIC Codes:
   3052 3069 2295 2221 6719         3089 3052 2759 2752 3699 3694
                                    3569 1541 5039 6719

Ticker Symbol:                    Ticker Symbol:
   BTR                              BTRX

 Advisors:                        Advisors:
   Schroders Australia              BZW/Barclays PLC
                                    Cazenove

                                                                                            FINANCIAL DATA (mil): AU
                                                             Date of       LTM
                                                             Fin.        12/31/94  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :  4,480.0 AU   Attitude  :Friendly         Net Sales     6,675.1   6,675.1   6,213.9   5,733.0   4,946.0  4,837.0
 Value (1)       :  4,480.0 AU   Defensive                   Pre-Tax Inc.    869.3     869.3     689.1     670.9     516.6    728.5
 Price/Share     :    3.60        Tactics : Not Applicable   Net Income      577.3     577.3     441.8        -         -        -
 Shares Out(mil) :     3,363.36                              EPS               0.176     0.176     0.152     0.15      0.12     0.20
                                                             Assets        8,684.1   8,684.1   8,784.1   8,481.9   7,700.9  6,174.9
                                                             Net Assets    5,636.7   5,636.7   4,728.5        -         -       9.0
 Techniques:                      Litigation: No
    Tender Offer                  Outcome   :


                                                      P/E Ratio       :  20.455  Cash & Marketable Securities (mil):    516.4
                                                      Book Value/Share:   1.94   Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :   1.86

Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                               Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 07/20/95    BTR Nylex Ltd(BTR PLC)           BTR PLC                               -         -     Plans to launch tender offer
                                                                                                    for 37.4% stake are rumored
 07/21/95    BTR Nylex Ltd(BTR PLC)           BTR PLC                          4,480.0 AU    3.60   Details of tender offer are
                                                                                                    disclosed
 07/24/95    BTR Nylex Ltd(BTR PLC)           BTR PLC                          4,480.0 AU    3.60   BTR Nylex board recommends
                                                                                                    offer
 07/25/95    BTR Nylex Ltd(BTR PLC)           BTR PLC                          4,480.0 AU    3.60   Nylex's shares take a leap -
 07/26/95    BTR Nylex Ltd(BTR PLC)           BTR PLC                          4,480.0 AU    3.60   Nylex is still considering the
                                                                                                    offer
 07/31/95    BTR Nylex Ltd(BTR PLC)           BTR PLC                          4,480.0 AU    3.60   Schroders Australia is
                                                                                                    appointed as advisor
 08/17/95    BTR Nylex Ltd(BTR PLC)           BTR PLC                          4,480.0 AU    3.60   Schroders' expert report to be
                                                                                                    considered by BTR Nylex in Sep
 09/05/95    BTR Nylex Ltd(BTR PLC)           BTR PLC                          4,480.0 AU    3.60   BTR Nylex is expected to be
                                                                                                    removed from bourse by yearend
 10/13/95    BTR Nylex Ltd(BTR PLC)           BTR PLC                          4,480.0 AU    3.60   Tender offer is officially
                                                                                                    launched
 10/14/95    BTR Nylex Ltd(BTR PLC)           BTR PLC                          4,480.0 AU    3.60   Schroders says bid in the best
                                                                                                    interest of Nylex sh holders
 11/13/95    BTR Nylex Ltd(BTR PLC)           BTR PLC                          4,480.0 AU    3.60   Sh holder meeting scheduled
                                                                                                    for November 23
 11/24/95    BTR Nylex Ltd(BTR PLC)           BTR PLC                          4,480.0 AU    3.60   BTR Nylex shareholders have
                                                                                                    approved the takeover bid
 12/04/95    BTR Nylex Ltd(BTR PLC)           BTR PLC                          4,480.0 AU    3.60   Tender offer is completed -
 12/17/95    BTR Nylex Ltd(BTR PLC)           BTR PLC                          4,480.0 AU    3.60   15,000 shareholders elected to
                                                                                                    take 200 mil new BTR 'A' shs
 12/19/95    BTR Nylex Ltd(BTR PLC)           BTR PLC                          4,480.0 AU    3.60   Nylex chairman Alan Jackson
                                                                                                    delighted with merger results
 ----------------------------------------------------------------------------------------------------------------------------------

 Footnotes:

         (1) Transaction Value in millions (not including net debt of Target)

         (2) Transaction Value in millions (including net debt of Target)


Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                                                                                                         Date Announced: 07/25/95
                                                                                                         Date Effective: 08/10/95
                                                                                                     Date Unconditional: 08/10/95
                                                                                                                 Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:
   Waterman(Gillette Co)            Gillette Co                    Gillette acquired the remaining 4.2% stake, or 18,438
                                                                   ordinary shares in Waterman at 2600 French francs ($537.7
 Location:                        Location:                        US) per share, for a total of 47.9 mil francs ($9.9 mil).
   France                           Massachusetts

 Business Description:            Business Description:
   Manufacture writing              Manufacture shaving razors and
   instruments                      razor blades, toiletries,
                                    writing instruments, electric
                                    razors and small appliances

 SIC Codes:                       SIC Codes:
   3952 3951 3955 3999              3421 2844 3951 3634 5122 5112

Ticker Symbol:                    Ticker Symbol:
   WATE                             G

 Advisors:                        Advisors:
                                    Lazard Freres & Compagnie

                                                                                            FINANCIAL DATA (mil): FFR

                                                             Date of       LTM
                                                             Fin.        11/30/92  11/30/92  11/30/91  11/30/90  11/30/89  11/30/88
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :     47.9 FFR  Attitude  :Friendly         Net Sales       695.9     695.9     689.7     602.4     642.3       -
 Value (1)       :     47.9 FFR  Defensive                   Pre-Tax Inc.    210.8     210.8     155.8     147.8     136.9       -
 Price/Share     : 2600.00        Tactics : Not Applicable   Net Income      103.0     103.0      70.4      68.5      50.1       -
 Shares Out(mil) :         0.44                              EPS                -         -         -         -         -        -
                                                             Assets          646.5     646.5     596.0     517.6     421.6       -
                                                             Net Assets      439.5     439.5     336.6     266.2     207.7       -
 Techniques:                      Litigation: No
    Tender Offer                  Outcome   :
    Tender/Merger

                                                      P/E Ratio       :  11.074  Cash & Marketable Securities (mil):      6.7
                                                      Book Value/Share: 1252.3   Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :   2.08

                                                  Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 07/25/95    Waterman(Gillette Co)            Gillette Co                         47.9 FFR 2600.0   Tender offer for remaining
                                                                                                    4.2% stake is launched

 08/10/95    Waterman(Gillette Co)            Gillette Co                         47.9 FFR 2600.0   Tender offer is complete;
                                                                                                    compulsory delisting begins
 ----------------------------------------------------------------------------------------------------------------------------------
 Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report



                                                                                                         Date Announced: 08/11/95
                                                                                                         Date Effective: 02/09/96
                                                                                                     Date Unconditional: 02/09/96
                                                                                                                 Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:

                                                                   Homestake Gold of Australia Homestake Mining Co Homestake
                                                                   Mining (HM) acquired the remaining 18.5% stake in Homestake
                                                                   Gold of Australia (HGA) for 218.27 mil Australian
 Location:                        Location:                        dollars ($162.17 mil US) via a tender offer. HM offered
   Australia                        California                     shareholders a choice of 1 new common share for every 11.2 shares held or AU$1.9 ($1.41) in cash per share. The stock
 Business Description:            Business Description:            swap offer, based on HM's closing stock price of AU$22.37
   Gold mining company              Gold, silver, copper, lead     ($16.625) on Aug 10, the last full trading day prior to the
                                    and uranium mining; oil and     announcement, valued each HGA share at AU$1.99 ($1.48).
                                    gas exploration and
                                    production

 SIC Codes:                       SIC Codes:
   1041                             1041 1031 1044 1094 1021 1311

Ticker Symbol:                    Ticker Symbol:
   HSG                              HM

 Advisors:                        Advisors:
   N. M. Rothschild & Sons (AU)     Baring Brothers Burrows
   Macquarie Bank

                                                                                            FINANCIAL DATA (mil): AU
                                                             Date of       LTM
                                                             Fin.        12/31/94  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :    218.3 AU   Attitude  :Friendly         Net Sales       184.0     184.0     175.6        -         -        -
 Value (1)       :    218.3 AU   Defensive                   Pre-Tax Inc.     38.5      38.5      27.4        -         -        -
   Alternative   :    208.0       Tactics : Not Applicable   Net Income       34.8      34.8      27.4        -         -        -
 Price/Share     :    1.99                                   EPS               0.059     0.059     0.046      -         -        -
   Alternative   :      1.90                                 Assets          255.4     255.4     245.4        -         -        -
 Shares Out(mil) :       591.86                              Net Assets      176.5     176.5     141.6        -         -        -


 Techniques:                      Litigation: No
    Tender Offer                  Outcome   :
    Tender/Merger
    Stock Swap

                                                      P/E Ratio       :  33.729  Cash & Marketable Securities (mil):     53.4
                                                      Book Value/Share:   0.30   Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :   6.68

                                             Summary of Related Transactions

 Transaction Type         Date      Status               Participant(s)


 Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report




                                                  Transaction History
 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 08/11/95    Homestake Gold of Australia      Homestake Mining Co                218.3 AU    1.99   Intentions to launch tender
                                                                                                    offer for 18.5% are disclosed
 08/14/95    Homestake Gold of Australia      Homestake Mining Co                218.3 AU    1.99   Formal offer will be launched
                                                                                                    within 60 days
 08/24/95    Homestake Gold of Australia      Homestake Mining Co                218.3 AU    1.99   Homestake to apply for listing
                                                                                                    on ASE before bid is launched
 08/25/95    Homestake Gold of Australia      Homestake Mining Co                218.3 AU    1.99   Homestake will register the
                                                                                                    shares it expects to issue
 08/28/95    Homestake Gold of Australia      Homestake Mining Co                218.3 AU    1.99   Tender offer is launched -
 09/21/95    Homestake Gold of Australia      Homestake Mining Co                218.3 AU    1.99   AFRB approves bid;HM removes
                                                                                                    all conditions attached to bid
 10/13/95    Homestake Gold of Australia      Homestake Mining Co                218.3 AU    1.99   Homestake has served the Part
                                                                                                    A document to Homestake Gold
 10/19/95    Homestake Gold of Australia      Homestake Mining Co                218.3 AU    1.99   Independent report finds that
                                                                                                    bid is fair and reasonable
 10/27/95    Homestake Gold of Australia      Homestake Mining Co                218.3 AU    1.99   Homestake Gold recommends
                                                                                                    shholders accept takeover bid
 10/31/95    Homestake Gold of Australia      Homestake Mining Co                218.3 AU    1.99   Advisor, Rothschild Australia,
                                                                                                    calls bid fair and reasonable
 11/01/95    Homestake Gold of Australia      Homestake Mining Co                218.3 AU    1.99   Homestake Gold recommends both
                                                                                                    the cash & the share offer
 11/02/95    Homestake Gold of Australia      Homestake Mining Co                218.3 AU    1.99   Market value of scrip offer is
                                                                                                    low due to market volatility
 11/08/95    Homestake Gold of Australia      Homestake Mining Co                218.3 AU    1.99   Scrip offer valued at AU$1.80;
                                                                                                    cash alternative is AU$1.90
 11/24/95    Homestake Gold of Australia      Homestake Mining Co                218.3 AU    1.99   Share splitting scheme stands
                                                                                                    in the way of compulsory bid
 11/29/95    Homestake Gold of Australia      Homestake Mining Co                218.3 AU    1.99   Offer extended to Dec 22;
                                                                                                    acceptances of 10.1 mil shares
 12/13/95    Homestake Gold of Australia      Homestake Mining Co                218.3 AU    1.99   HM to acquire Kalgoorlie's
                                                                                                    Super Pit as part of acqn
 12/21/95    Homestake Gold of Australia      Homestake Mining Co                218.3 AU    1.99   Offer extended to Jan 12;
                                                                                                    accepantances of 25 mil shs
 12/22/95    Homestake Gold of Australia      Homestake Mining Co                218.3 AU    1.99   ASC rules that share-spliting
                                                                                                    scheme not legal
 01/12/96    Homestake Gold of Australia      Homestake Mining Co                218.3 AU    1.99   Offer extended to Jan 25;HM
                                                                                                    now entitled to 98.02% of HG
 01/25/96    Homestake Gold of Australia      Homestake Mining Co                218.3 AU    1.99   Offer extended to Feb 9; HM
                                                                                                    now entitled to 98.11% of HG
 02/01/96    Homestake Gold of Australia      Homestake Mining Co                218.3 AU    1.99   Move to compulsory acqn on 2/9
                                                                                                    after comp;HM entitled 98.3%
 02/09/96    Homestake Gold of Australia      Homestake Mining Co                218.3 AU    1.99   Offer closed,tender offer is
                                                                                                    completed for compulsory offer
 ----------------------------------------------------------------------------------------------------------------------------------

 [notes:    (1) Transaction Value in millions (not including net debt of Target)
            (2) Transaction Value in millions (including net debt of Target)


 Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report




                                                                                                         Date Announced: 08/23/95
                                                                                                         Date Effective:
                                                                                                                 Status: Withdrawn
 Target Name:                     Acquiror Name:                   Synopsis:
   Roto-Rooter Inc(Chemed Corp)     Chemed Corp                    Chemed withdrew its unsolicited offer to acquire the
   Roto-Rooter Inc(Chemed Corp)                                    remaining 41% interest it did not already own in Roto-Rooter
 Location:                        Location:                        in a stock swap transaction.
   Ohio                             Ohio

 Business Description:            Business Description:
   Provide plumbing services;       Manufacture industrial
   manufactures related equipment   chemicals, water and waste
   and consumer products            treatment chemicals, soap,
                                    detergents, and janitorial
                                    equipment and supplies;
                                    provide residential sewer and
                                    drain cleaning services

 SIC Codes:                       SIC Codes:
   7699 3589 2842 6794              2819 2899 2841 2842 7699 4952

Ticker Symbol:                    Ticker Symbol:
   ROTO                             CHE

 Advisors:                        Advisors:

                                                                                            FINANCIAL DATA (mil): -

                                                             Date of       LTM
                                                             Fin.
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :       -       Attitude  :Hostile          Net Sales          -         -         -         -         -        -
 Value (1)       :       -       Defensive                   Net Income         -         -         -         -         -        -
 Price/Share     :       -        Tactics : Not Applicable   EPS                -         -         -         -         -        -
 Shares Out(mil) :         5.10                              Assets             -         -         -         -         -        -
                                                             Cash Flow          -         -         -         -         -        -

 Techniques:                      Litigation: No
    Stock Swap                    Outcome   : Remained Independent

                              Stock Premiums
                              --------------
                              1 Day Prior  :          P/E Ratio       :          Cash & Marketable Securities (mil):       -
                              1 Week Prior :          Book Value/Share:    -     Short-Term Debt (mil)             :       -
                              4 Weeks Prior:          Price/Book      :          Long-Term Debt (mil)              :       -


                                                  Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 08/23/95    Roto-Rooter Inc(Chemed Corp)     Chemed Corp                           -         -     Unsolicited offer to acquire
                                                                                                    remaining 41% is disclosed
 08/24/95    Roto-Rooter Inc(Chemed Corp)     Chemed Corp                           -         -     Offer is rejected -
 08/31/95    Roto-Rooter Inc(Chemed Corp)     Chemed Corp                           -         -     Offer is withdrawn -
 ----------------------------------------------------------------------------------------------------------------------------------


 Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report




                                                                                                         Date Announced: 08/24/95
                                                                                                         Date Effective: 01/17/96
                                                                                                     Date Unconditional: 12/22/95
                                                                                                                 Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:
   AIDC Ltd(Australian Industry     Australian Industrial          State-owned Australian Industry Development completed its
                                                                   amended unconditional tender offer to acquire the remaining
 Location:                        Location:                        19.4% stake, or 26,991,802 ordinary shares, in AIDC that it
   Australia                        Australia                      did not already own at 2.1 Australian dollars ($1.57 US) per share, or a total of AU$56.68 mil ($42.49 mil). The offer
 Business Description:            Business Description:            was originally launched at AU$2.2 ($1.65) per share, or a
   Investment bank                  National development agency    total of AU$59.38 mil ($44.51 mil). The terms were amended to reflect a 10 cents dividend payment. Previously, the
                                                                   government withdrew its intentions to split off its 80.6% in
 SIC Codes:                       SIC Codes:                       AIDC to the public.
   6211                             999B 9532

Ticker Symbol:                    Ticker Symbol:

   -                                -

 Advisors:                        Advisors:
   Grant Samuel and Associates      Baring Brothers Burrows
   Ernst & Young Securities

                                                                                            FINANCIAL DATA (mil): AU

                                                             Date of       LTM
                                                             Fin.        06/30/95  06/30/95  06/30/94  06/30/93  06/30/92  06/30/91
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :     56.7 AU   Attitude  :Friendly         Net Sales       303.8     303.8     216.2        -         -        -
 Value (1)       :     56.7 AU   Defensive                   Pre-Tax Inc.     25.0      25.0      50.0        -         -        -
 Price/Share     :    2.10        Tactics : Not Applicable   Net Income       28.8      28.8      48.3        -         -        -
 Shares Out(mil) :       139.13                              EPS               0.21      0.21      0.35       -         -        -
                                                             Assets        3,540.5   3,540.5   3,472.3        -         -       1.0
                                                             Net Assets      220.5     220.5     221.3        -         -        -
 Techniques:                      Litigation: No
    Going Private                 Outcome   :
    Tender Offer
    Tender/Merger

                                                      P/E Ratio       :  10.000  Cash & Marketable Securities (mil):      6.3
                                                      Book Value/Share:   1.59   Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :   1.33

                                             Summary of Related Transactions

 Transaction Type         Date      Status               Participant(s)

 Acq. Maj. Int.           10/15/93  Intent W             AIDC Ltd(AU Industry Dvlp Cor) / Investors


------------------------------------------------------------------------------------------------------------------------------------

Source: Securities Data Company (973) 622-3100                                                 Merger/Corporate Transaction Report

                                                  Transaction History


 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 10/15/93    AIDC Ltd(AU Industry Dvlp Cor)   Investors                             -         -     Plans to divest 30% stake are
                                                                                                    disclosed
 10/21/93    AIDC Ltd(AU Industry Dvlp Cor)   Investors                             -         -     Privatization may occur as
                                                                                                    early as December 1993
 11/25/93    AIDC Ltd(AU Industry Dvlp Cor)   Investors                             -         -     Privatization is expected to
                                                                                                    occur in the 1st quarter, 1994
 03/28/94    AIDC Ltd(AU Industry Dvlp Cor)   Investors                             -         -     Privatization of 30% stake may
                                                                                                    be delayed beyond fiscal year
 04/06/94    AIDC Ltd(AU Industry Dvlp Cor)   Investors                             -         -     Government is to weigh options
                                                                                                    for privatization of stake
 04/27/94    AIDC Ltd(AU Industry Dvlp Cor)   Investors                             -         -     Government decides to privatze
                                                                                                    all of its remaining 80.6%
 04/28/94    AIDC Ltd(AU Industry Dvlp Cor)   Investors                             -         -     Defence Dept is concerned as
                                                                                                    to natnl security implications
 12/23/94    AIDC Ltd(AU Industry Dvlp Cor)   Investors                             -         -     Baring Brothers advises
                                                                                                    government not to sell
 01/19/95    AIDC Ltd(AU Industry Dvlp Cor)   Investors                             -         -     Plans to divest only 30%
                                                                                                    instead of 81% are rumored
 01/20/95    AIDC Ltd(AU Industry Dvlp Cor)   Investors                             -         -     Govt is believed to revert
                                                                                                    back to original plan of 30%
 05/04/95    AIDC Ltd(AU Industry Dvlp Cor)   Investors                             -         -     Low profits may delay
                                                                                                    divestment of interest
 08/22/95    AIDC Ltd(AU Industry Dvlp Cor)   Investors                             -         -     Govt may abandon sale of 80%,
                                                                                                    may buyback 20% instead
 08/24/95    AIDC Ltd(AU Industry Dvlp Cor)   Investors                             -         -     Splitoff intentions are
                                                                                                    withdrawn
 08/24/95    AIDC Ltd(AU Industry Dvlp Cor)   Australian Industrial Dvlp          59.4 AU    2.20   Intentions to launch offer for
                                                                                                    remaining 19.4% interest
 08/25/95    AIDC Ltd(AU Industry Dvlp Cor)   Australian Industrial Dvlp          59.4 AU    2.20   Tender offer for remaining
                                                                                                    19.4% interest is launched
 10/04/95    AIDC Ltd(AU Industry Dvlp Cor)   Australian Industrial Dvlp          59.4 AU    2.20   Part A offer documents should
                                                                                                    be lodged early next week
 10/23/95    AIDC Ltd(AU Industry Dvlp Cor)   Australian Industrial Dvlp          56.7 AU    2.10   Terms are amended to reflect
                                                                                                    10 cent dividend payment
 11/17/95    AIDC Ltd(AU Industry Dvlp Cor)   Australian Industrial Dvlp          56.7 AU    2.10   Minority sh holders attacked
                                                                                                    govt's offer as absurdly low
 11/28/95    AIDC Ltd(AU Industry Dvlp Cor)   Australian Industrial Dvlp          56.7 AU    2.10   Acceptances for 5.57% of
                                                                                                    outstanding shs are received
 11/29/95    AIDC Ltd(AU Industry Dvlp Cor)   Australian Industrial Dvlp          56.7 AU    2.10   Acceptances for 7.79% of
                                                                                                    outstanding shs are received
 12/05/95    AIDC Ltd(AU Industry Dvlp Cor)   Australian Industrial Dvlp          56.7 AU    2.10   Acceptances for 90.9% of
                                                                                                    outstanding shs are received
 12/11/95    AIDC Ltd(AU Industry Dvlp Cor)   Australian Industrial Dvlp          56.7 AU    2.10   Australian Industry extends
                                                                                                    deadline to 1/16/96
 12/22/95    AIDC Ltd(AU Industry Dvlp Cor)   Australian Industrial Dvlp          56.7 AU    2.10   Acceptances received for
                                                                                                    96.56%; bid is unconditional
 01/15/96    AIDC Ltd(AU Industry Dvlp Cor)   Australian Industrial Dvlp          56.7 AU    2.10   AIDC now entitled to 99%;
                                                                                                    compulsory acquisition likely
 01/17/96    AIDC Ltd(AU Industry Dvlp Cor)   Australian Industrial Dvlp          56.7 AU    2.10   Offer completed;entitled to
                                                                                                    99.3%; compulsory begins

------------------------------------------------------------------------------------------------------------------------------------

 Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report



                                                                                                         Date Announced: 08/25/95
                                                                                                         Date Effective: 01/02/96
                                                                                                                 Status: Completed
 Target Name:                     Acquiror Name:                   Synopsis:
   GEICO Corp (Berkshire Hathaway   Berkshire Hathaway Inc.        Berkshire Hathaway acquired the remaining 49% stake, which
   Inc)                                                            it did not already own, in GEICO for $70 in cash per share,
 Location:                        Location:                        of a total value of $2,347 bil. Included in the value was
   D. of Columbia                   Nebraska                       GEICO's options valued at $70 in cash, less the average
                                                                   exercise of each option. The transaction had been subject to
 Business Description:            Business Description:            regulatory approval, including that of the state insurance
   Provide insurance and            Property and casualty          regulators.
   financial services               insurance company; publish
                                    newspapers and encyclopedias;
                                    manufacture uniforms, vacuum
                                    cleaners, vacuum cleaner
                                    brushes, and air compressors;
                                    produce candy; retail candy
                                    and home furnishings;
                                    investment firm; holding
                                    company

 SIC Codes:                       SIC Codes:
   6331 6311 6324 6211              6331 2711 2741 2326 2339 3635
                                    3991 3564 2064 2066 5441 5719
                                    6799 6719

Ticker Symbol:                    Ticker Symbol:
   GEC                              BRK

 Advisors:                        Advisors:
   Morgan Stanley

                                                                                           FINANCIAL DATA (mil): - US

                                                           Date of      LTM
                                                           Fin.       06/30/95   12/31/94  12/31/93  12/31/92  12/31/91  12/31/90
                                                                      --------   --------  --------  --------  --------  --------
 Rank Value(2)   :  2,347.0 US  Attitude  :Friendly        Net Sales   2,872.4    2,716.0   2,638.3   2,420.0   2,147.0   1,934.9
 Value (1)       :  2,347.0 US  Defensive                  Net Income    225.3      208.8     286.4     172.8     196.4     208.4
 Price/Share     :    70.00      Tactics : Not Applicable  EPS             3.283      2.983     4.011     2.387     2.696     2.728
 Shares Out(mil) :        69.79                            Assets          5.4    4,998.1   4,831.4   4,377.6   4,085.8   3,575.9
                                                           Cash Flow        -       315.0     422.6     261.4     282.2     264.8

 Techniques:                      Litigation: No
    Not Applicable                Outcome   :

                              Stock Premiums
                              --------------
                              1 Day Prior  :  +25.6   P/E Ratio       :  21.322  Cash & Marketable Securities (mil):      20.1
                              1 Week Prior :  +23.1   Book Value/Share:  23.15   Short-Term Debt (mil)             :        -
                              4 Weeks Prior:  +25.3   Price/Book      :   3.02   Long-Term Debt (mil)              :     431.2

                                                  Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 08/25/95    GEICO Corp (Berkshire Hathaway)  Berkshire Hathaway Inc           2,347.0 US   70.00    Agreement to acquire remaining
                                                                                                     49% stake is disclosed
 11/15/95    GEICO Corp (Berkshire Hathaway)  Berkshire Hathaway Inc           2,347.0 US   70.00    Stockholder meeting set for
                                                                                                     Dec 20 to vote on merger
 12/20/95    GEICO Corp (Berkshire Hathaway)  Berkshire Hathaway Inc           2,347.0 US   70.00    GEICO shareholders approve
                                                                                                     merger
 01/02/96    GEICO Corp (Berkshire Hathaway)  Berkshire Hathaway Inc           2,347.0 US   70.00    Acquisition of remaining 49%
                                                                                                     stake is completed
 01/05/96    GEICO Corp (Berkshire Hathaway)  Berkshire Hathaway Inc           2,347.0 US   70.00    Geico was dropped Dow Jones
                                                                                                     Equity Market Insurance group

 ----------------------------------------------------------------------------------------------------------------------------------

Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report






                                                                                                         Date Announced: 08/25/95
                                                                                                         Date Effective: 09/22/95
                                                                                                     Date Unconditional: 09/22/95
                                                                                                                 Status: Completed
 Target Name:                     Acquiror Name:                   Synopsis:
   Pompes Funebre Generales SA      Service Corp International     Service Corp International (SCI) completed a tender offer
                                                                   for the remaining 35% stake in Pompes Funebre Generales
 Location:                        Location:                        (PFG) at 820 French francs ($169 US) per share, or a total
   France                           Texas                          of 540.7 mil francs ($111.4 mil) in cash. Prior to the
                                                                   launch of the offer, SCI acquired the initial 65% of PFG
 Business Description:            Business Description:            through the total acquisition of Omnium de Gestion et de
   Provide funeral services         Own and operate funeral homes, Financement, a unit of Lyonnaise des Eaux, which held 65% of cemeteries, and flower shops;  PFG.
                                    manufacture and wholesale
                                    caskets and related components

 SIC Codes:                       SIC Codes:
   7261                             7261 6553 5992 3995 5087

Ticker Symbol:                    Ticker Symbol:
   -                                SRV

 Advisors:                        Advisors:
   Rothschild & Cie Banque          JP Morgan & Co. Inc.

                                                                                            FINANCIAL DATA (mil): FFR
                                                             Date of       LTM
                                                             Fin.        12/31/94  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :    540.7 FFR  Attitude  :Friendly         Net Sales          -    3,154.0   2,661.0   2,670.0   2,222.0  2,087.0
 Value (1)       :    540.7 FFR  Defensive                   Pre-Tax Inc.       -      251.4      88.1     106.7     131.2    119.8
 Price/Share     :  820.00        Tactics : Not Applicable   Net Income         -      113.9      45.5      62.5      62.3     46.9
 Shares Out(mil) :         1.88                              EPS                -         -         -         -         -        -
                                                             Assets             -    2,136.0   1,703.0   1,696.0   1,626.0  1,352.0
                                                             Net Assets         -      917.0     708.6     689.0     659.7    512.3
 Techniques:                      Litigation: No
    Divestiture                   Outcome   :
    Tender Offer
    Tender/Merger

                                                      P/E Ratio       :          Cash & Marketable Securities (mil):    199.6
                                                      Book Value/Share: 436.68   Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :

                                             Summary of Related Transactions

 Transaction Type         Date      Status               Participant(s)

 Acq. Maj. Int.           07/10/95  Completed            Omnium de Gestion              / Service Corp International
 Acq. Rem. Int.           07/10/95  Completed            Omnium de Gestion              / Service Corp International


------------------------------------------------------------------------------------------------------------------------------------

Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report



                                                  Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 11/04/94    Pompes Funebre Generales SA      Service Corp International            -         -     Acq'n plans are disclosed;
                                                                                                    Lyonnaise turns down offer
 05/24/95    Pompes Funebre Generales SA      Service Corp International            -         -     Lyonnaise says not in talks
                                                                                                    with SCI
 07/10/95    Omnium de Gestion                Service Corp International       1,788.0 FFR 950.00   Intentions to launch a tender
                                                                                                    offer are disclosed
 07/10/95    Omnium de Gestion                Service Corp International       1,788.0 FFR 950.00   Intentions to launch tender
                                                                                                    offer for 35% are disclosed
 07/12/95    Omnium de Gestion                Service Corp International       2,314.0 FFR 950.00   Tender offer is launched -
 07/24/95    Omnium de Gestion                Service Corp International       1,788.0 FFR 950.00   Couseil des Bourses de Valeurs
                                                                                                    approves the transaction
 08/22/95    Omnium de Gestion                Service Corp International       1,788.0 FFR 950.00   Acquisition of 51% expected to
                                                                                                    take place in a few days
 08/22/95    Pompes Funebre Generales SA      Service Corp International         540.7 FFR 820.00   Further details of proposed
                                                                                                    tender offer are disclosed
 08/24/95    Omnium de Gestion                Service Corp International       1,788.0 FFR 820.00   Acquisition of 51% interest is
                                                                                                    completed
 08/25/95    Omnium de Gestion                Service Corp International       1,718.0 FFR 950.00   Tender offer is launched -
 08/25/95    Pompes Funebre Generales SA      Service Corp International         540.7 FFR 820.00   Tender offer is launched -
 09/22/95    Pompes Funebre Generales SA      Service Corp International         540.7 FFR 820.00   Tender offer for remaining 35%
                                                                                                    interest is completed
 09/22/95    Omnium de Gestion                Service Corp International       1,718.0 FFR 950.00   Tender offer for remaining 49%
                                                                                                    interest is completed
 ----------------------------------------------------------------------------------------------------------------------------------

 Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report



                                                                                                         Date Announced: 08/30/95
                                                                                                         Date Effective: 09/26/95
                                                                                                     Date Unconditional: 09/26/95
                                                                                                                 Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:

   Fils Charvet SA (Total     Total Raffinage Distribution         Total Raffinage Distribution (TR) acquired a further 1.39%
    Raffinage Distribution)    SA (TOTAL SA)                       stake, or 3,379 ordinary shares, in Fils Charvet (FC) via a minorities bid tender offer at 2230 French francs ($439 US)
 Location:                        Location:                        per share, or a total of 8.34 mil francs ($1.65 mil). TR now
   France                           France                         owns 99.59% of FC.

 Business Description:            Business Description:
   Own and operate home heating     Petroleum refining
   oil, gas and other fuels
   distribution business

 SIC Codes:                       SIC Codes:
   5983 5984 5989                   2911

Ticker Symbol:                    Ticker Symbol:
   CHVT                             -

 Advisors:                        Advisors:

                                                                                            FINANCIAL DATA (mil): -

                                                             Date of       LTM
                                                             Fin.

                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :     11.0 FFR  Attitude  :Friendly         Net Sales          -         -         -         -         -        -
 Value (1)       :     11.0 FFR  Defensive                   Pre-Tax Inc.       -         -         -         -         -        -
 Price/Share     : 2230.00        Tactics : Not Applicable   Net Income         -         -         -         -         -        -
 Shares Out(mil) :         0.27                              EPS                -         -         -         -         -        -
                                                             Assets             -         -         -         -         -        -
                                                             Net Assets         -         -         -         -         -        -
 Techniques:                      Litigation: No
    Tender Offer                  Outcome   :
    Tender/Merger

                                                      P/E Ratio       :          Cash & Marketable Securities (mil):       -
                                                      Book Value/Share:    -     Long-Term Liabilities (mil)       :       -

                                                      Price/Book      :

                                                  Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event

 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 08/30/95    Fils Charvet(Total Raffinage)    Total Raffinage Distribution        11.0 FFR 2230.0   Intended tender offer for
                                                                                                    remaining 1.84% disclosed
 09/26/95    Fils Charvet(Total Raffinage)    Total Raffinage Distribution        11.0 FFR 2230.0   Tender offer for minorities

----------------------------------------------------------------------------------------------------------------------------------

Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report




                                                                                                         Date Announced: 08/30/95
                                                                                                         Date Effective:
                                                                                                                 Status: Withdrawn

 Target Name:                     Acquiror Name:                   Synopsis:

   Syms Corp                        Investor Group                 An investor group, led by Sy Syms, chairman and CEO of Syms, withdrew its offer to take Syms private by acquiring the
                                                                   remaining 22% interest, or 3.194 mil common shares, of Syms
 Location:                        Location:                        it did not already own for $8.75 in cash per share, or a
   New Jersey                       Unknown                        total value of $27.948 mil, through a leveraged buyout
                                                                   transaction.
 Business Description:            Business Description:
   Own and operate men's            Investor group
   clothing store

 SIC Codes:                       SIC Codes:
   5611                             6799

Ticker Symbol:                    Ticker Symbol:
   SYM                              -

 Advisors:                        Advisors:
   Rothschild Inc.

                                                                                            FINANCIAL DATA (mil): US

                                                             Date of       LTM
                                                             Fin.        12/31/94  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90

                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :     27.9 US   Attitude  :Friendly         Net Sales      334.4     326.7     318.9     319.6     317.5    314.4
 Value (1)       :     27.9 US   Defensive                   Net Income       6.1       8.5      10.8      15.1      14.3     14.1
 Price/Share     :    8.75        Tactics : Not Applicable   EPS              0.347     0.48      0.613     0.856     0.807    0.798
 Shares Out(mil) :        17.70                              Assets         245.4     243.4     221.2     204.1     199.2    198.3
                                                             Cash Flow       20.3      23.3      26.3      33.4      31.1     31.4

 Techniques:                      Litigation: No
    Acquiror Includes Management  Outcome   :
    Acquiror is an Investor Group
    Going Private             Stock Premiums
    Leveraged Buyout          --------------

    Management Buyout         1 Day Prior  :   +11.1  P/E Ratio       :  25.216  Cash & Marketable Securities (mil):      0.7
                              1 Week Prior :    +9.4  Book Value/Share:  11.15   Short-Term Debt (mil)             :      4.9
                              4 Weeks Prior:   +25.0  Price/Book      :   0.79   Long-Term Debt (mil)              :      1.7



                                                  Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event

 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 08/30/95    Syms Corp                        Investor Group                      27.9 US    8.75   Offer to acquire remaining 28%
                                                                                                    interest is disclosed
 10/13/95    Syms Corp                        Investor Group                      27.9 US    8.75   Offer to acquire remaining 28%
                                                                                                    is withdrawn

 ----------------------------------------------------------------------------------------------------------------------------------

Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report



                                                                                                         Date Announced: 09/13/95
                                                                                                         Date Effective: 10/18/95
                                                                                                     Date Unconditional: 10/18/95
                                                                                                                 Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:

   Cia Latina di Assicurazioni    Fondiaria Assicurazioni SpA      Fondiaria Assicurazioni (FA), a unit of Fondiaria, acquired
   Fundiaria Assicurazioni SpA    (Fondiaria SpA                   the remaining 25% in its Cia Latina di Assicurazioni (CLA)
                                                                   unit for 54.63 bil Italian lire ($34 mil US). FA offered 2
 Location:                        Location:                        ordinary shares per every 3 CLA share held. Based on FA's
   Italy                            Italy                          closing stock price of 8631 lire ($5.3) on Sep 12, 1995, the last full trading day prior to the announcement, each CLA
 Business Description:            Business Description:            share was valued at 5750 lire ($3.55 US).
   Provide insurance and security   Surety insurance company
   brokerage services

 SIC Codes:                       SIC Codes:
   6311 6321 6331 6211              6351

Ticker Symbol:                    Ticker Symbol:
   LTAI                             IASI

 Advisors:                        Advisors:

                                                                                            FINANCIAL DATA (mil): -

                                                             Date of       LTM
                                                             Fin.

                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   : 54,630.0 LIR  Attitude  :Friendly         Net Sales          -         -         -         -         -        -
 Value (1)       : 54,630.0 LIR  Defensive                   Pre-Tax Inc.       -         -         -         -         -        -
 Price/Share     : 5750.00        Tactics : Not Applicable   Net Income         -         -         -         -         -        -
 Shares Out(mil) :        38.00                              EPS                -         -         -         -         -        -
                                                             Assets             -         -         -         -         -        -
                                                             Net Assets         -         -         -         -         -        -
 Techniques:                      Litigation: No
    Stock Swap                    Outcome   :

                                                      P/E Ratio       :          Cash & Marketable Securities (mil):       -
                                                      Book Value/Share:    -     Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :

                                                  Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event

 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 09/13/95    Cia Latina di Assicurazioni      Fondiaria Assicurazioni SpA     54,630.0 LIR 5750.0   Plans to acquire remaining 25%
                                                                                                    stake are disclosed
 10/18/95    Cia Latina di Assicurazioni      Fondiaria Assicurazioni SpA     54,630.0 LIR 5750.0   Acquisition of remaining 25%
                                                                                                    stake is completed

 ----------------------------------------------------------------------------------------------------------------------------------

Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report






                                                                                                         Date Announced: 09/26/95
                                                                                                         Date Effective: 12/21/95
                                                                                                                 Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:

   SCOR US Corp (SCOR SA)           Societe Commerciale de         Societe Commerciale de Reassurance (SCOR) acquired the
                                    Reassurance (SCOR)             remaining 20% stake which it did not already own in SCOR US for $59.93 mil. Earlier, SCOR had completed its tender offer
 Location:                        Location:                        for SCOR US for an amended $15.25 in cash per share by
   New York                         France                         accepting 3,473,743 common shares, or 17.87% of the common stock outstanding not held by SCOR. The transaction had been
 Business Description:            Business Description:            conditioned upon at least 90% of the outstanding shares not
   Reinsurance holding company      Insurance holding company      held by SCOR being tendered. Originally, SCOR had offered
                                                                   $14 per SCOR US share held.

 SIC Codes:                       SIC Codes:
   6331 6411 6719                   6331 6321 6311 6351 6719

Ticker Symbol:                    Ticker Symbol:
   SUR                              -

 Advisors:                        Advisors:
   Dillon, Read                     Goldman, Sachs & Co.

                                                                                            FINANCIAL DATA (mil): US

                                                             Date of       LTM
                                                             Fin.        06/30/95

                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :     59.9 US   Attitude  :Friendly         Net Sales       282.1     270.2     291.0     250.0     222.3       -
 Value (1)       :     59.9 US   Defensive                   Net Income       14.3      -8.2      27.9       4.4      30.9       -
 Price/Share     :   15.25        Tactics : Not Applicable   EPS               0.784     -.451     1.518     0.241     1.717     -
 Shares Out(mil) :        19.43                              Assets        1,187.6   1,143.7   1,194.1   1,069.2     751.4       -
                                                             Cash Flow          -         -         -         -         -        -

 Techniques:                      Litigation: No
    Tender Offer                  Outcome   :
    Tender/Merger             Stock Premiums
                              --------------
                              1 Day Prior  :   +37.1  P/E Ratio       :  19.452  Cash & Marketable Securities (mil):     11.5
                              1 Week Prior :   +35.6  Book Value/Share:  15.02   Short-Term Debt (mil)             :    121.3
                              4 Weeks Prior:   +38.6  Price/Book      :   1.02   Long-Term Debt (mil)              :       -

------------------------------------------------------------------------------------------------------------------------------------

Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report



                                                  Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event

 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 09/26/95    SCOR US Corp(SCOR SA)            SCOR                                53.9 US   14.00   Offer to acquire remaining 20%
                                                                                                    stake is disclosed

 09/29/95    SCOR US Corp(SCOR SA)            SCOR                                53.9 US   14.00   SCOR US board forms special
                                                                                                    committee to evaluate offer

 11/03/95    SCOR US Corp(SCOR SA)            SCOR                                59.9 US   15.25   Terms were amended -

 11/09/95    SCOR US Corp(SCOR SA)            SCOR                                59.9 US   15.25   Tender offer is launched -

 12/07/95    SCOR US Corp(SCOR SA)            SCOR                                59.9 US   15.25   Tender offer is extended to
                                                                                                    Dec 12

 12/13/95    SCOR US Corp(SCOR SA)            SCOR                                59.9 US   15.25   Tender offer is completed -

 12/21/95    SCOR US Corp(SCOR SA)            SCOR                                59.9 US   15.25   Acquisition of remaining 20%
                                                                                                    stake is completed

 ----------------------------------------------------------------------------------------------------------------------------------

Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report


                                                                                                         Date Announced: 09/27/95
                                                                                                         Date Effective:
                                                                                                     Date Unconditional:
                                                                                                                 Status: Withdrawn

 Target Name:                     Acquiror Name:                   Synopsis:

   Societe des Immeubles de         Credit Foncier de France       Credit Foncier de France (CFF) withdrew its plans to acquire
   France (Credit Foncier)                                         the remaining 45% stake, or 3,077,550 ordinary shares, in
                                                                   Societe des Immeubles de France (IF) in a stock swap
 Location:                        Location:                        transaction valued at 835.14 mil French francs ($170.28 mil
   France                           France                         US). CFF offered 7 new ord shs for every 3 IF ord shs held.
                                                                   Based on CFF's closing stock price on Sep 26, the last full
 Business Description:            Business Description:            trading day prior to announcement, each IF share was valued
   Own and operate nonresidential   Bank                           at 271.37 francs ($55.33). The withdrawal was due a
   buildings; provide real estate                                  regulator's ruling that the acquisition warranted a public
   development services                                            offer of a share buy-in.
   Own and operate nonresidential
   buildings; provide real estate
   development services

 SIC Codes:                       SIC Codes:
   6512 6552                        6000

Ticker Symbol:                    Ticker Symbol:
   IDFP                             CRFF

 Advisors:                        Advisors:

                                                                                            FINANCIAL DATA (mil): FFR

                                                             Date of       LTM
                                                             Fin.        12/31/94  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90

                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :    835.1 FFR  Attitude  :Friendly         Net Sales       205.4     205.4     218.5     103.5        -        -
 Value (1)       :    835.1 FFR  Defensive                   Pre-Tax Inc.    143.3     143.3     133.9      90.6        -        -
 Price/Share     :  271.37        Tactics : Not Applicable   Net Income       91.8      91.8      88.7      70.6        -        -
 Shares Out(mil) :         6.84                              EPS                -         -         -         -         -        -
                                                             Assets        2,808.3   2,808.3   2,633.5     822.8        -        -
                                                             Net Assets    2,508.1   2,508.1   2,435.3     759.1        -        -
 Techniques:                      Litigation: No
    Stock Swap                    Outcome   :

                                                      P/E Ratio       :  20.217  Cash & Marketable Securities (mil):    353.4
                                                      Book Value/Share: 315.05   Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :   0.86


                                                  Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event

 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------

 09/27/95    Societe de Immeubles(Credit)     Credit Foncier de France           835.1 FFR 271.37   Plans to acquire remaining 45%
                                                                                                    stake are disclosed
 10/06/95    Societe de Immeubles(Credit)     Credit Foncier de France           835.1 FFR 271.37   Specialized accountant will
                                                                                                    review the terms of the merger
 11/13/95    Societe de Immeubles(Credit)     Credit Foncier de France           835.1 FFR 271.37   Shareholders to meet on Dec 22
                                                                                                    to discuss the takeover offer
 11/14/95    Societe de Immeubles(Credit)     Credit Foncier de France           835.1 FFR 271.37   Collete Neuville, head of
                                                                                                    ADAM, protests terms of merger
 11/23/95    Societe de Immeubles(Credit)     Credit Foncier de France           835.1 FFR 271.37   ADAM wants bid for minority %
                                                                                                    to be launched before Dec 22nd
 12/01/95    Societe de Immeubles(Credit)     Credit Foncier de France           835.1 FFR 271.37   Bourse regulator (CBV) says a
                                                                                                    minorities bid may be required
 12/04/95    Societe de Immeubles(Credit)     Credit Foncier de France           835.1 FFR 271.37   Plans to acquire remaining 45%
                                                                                                    stake are withdrawn
 ----------------------------------------------------------------------------------------------------------------------------------

 Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report






                                                                                                         Date Announced: 11/02/95
                                                                                                         Date Effective:
                                                                                                                 Status: Withdrawn

 Target Name:                     Acquiror Name:                   Synopsis:

   Immunex Corp (American           American Home Products Corp    American Home Products withdrew its offer to acquire the
   Cyanamid Co)                                                    remaining 18.13 mil common shares, or 45.8% stake, which it did not already own, in Immunex for $14.50 in cash per
 Location:                        Location:                        share, or a total value of $263 mil in cash.
   Washington                       New Jersey

 Business Description:            Business Description:
   Manufacture and research         Manufacture female oral
   immunological therapeutic        contraceptives, cardiovascular
   products                         therapies, mental health
                                    agents, anti-inflammatory
                                    drugs, hospitable injectables,
                                    diabetic therapeutics, cold
                                    and allergy products,
                                    influenza, cholera, typhoid,
                                    diphteria, adenovirus and
                                    other vaccines and
                                    biologicals, oral hygienes,
                                    hemorrhoidal and asthama
                                    products, lip care, medicated
                                    shampoos, topical analgesics,
                                    natural sedatives, disposable
                                    syringes and needles, tube,
                                    catheter and chest drainage
                                    products, obstetrical
                                    monitoring products,
                                    cardiopulmonary
                                    instrumentation, clinical
                                    laboratory stems, enteral
                                    feeding systems, wound care
                                    dressings, animal health
                                    cares, poultry feed additives
                                    and medical supplies; produce
                                    entrees and side dishes, such
                                    as Chef Boyardee, condiments
                                    and snacks

 SIC Codes:                       SIC Codes:

   2834 8731                        2834 2836 2844 3841 3829 2048
                                    2032 2099 2096 8731

Ticker Symbol:                    Ticker Symbol:
   -                                AHP

 Advisors:                        Advisors:
   Alex. Brown & Sons               Goldman, Sachs & Co.

                                                                                            FINANCIAL DATA (mil): -

                                                             Date of       LTM
                                                             Fin.

                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :    263.0 US   Attitude  :Hostile          Net Sales          -         -         -         -         -        -
 Value (1)       :    263.0 US   Defensive                   Net Income         -         -         -         -         -        -
 Price/Share     :   14.50        Tactics : Not Applicable   EPS                -         -         -         -         -        -
 Shares Out(mil) :        39.60                              Assets             -         -         -         -         -        -
                                                             Cash Flow          -         -         -         -         -        -

 Techniques:                      Litigation: No
    Not Applicable                Outcome   : Remained Independent

                              Stock Premiums

                              --------------
                              1 Day Prior  :   +20.8  P/E Ratio       :          Cash & Marketable Securities (mil):       -
                              1 Week Prior :    +7.4  Book Value/Share:    -     Short-Term Debt (mil)             :       -
                              4 Weeks Prior:    +6.4  Price/Book      :          Long-Term Debt (mil)              :       -

------------------------------------------------------------------------------------------------------------------------------------

Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report



                                                  Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event

 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 11/02/95    Immunex Corp                     American Home Products Corp        263.0 US   14.50   Unsolicited offer to acquire
                                                                                                    remaining 45% is disclosed

 11/13/95    Immunex Corp                     American Home Products Corp        263.0 US   14.50   Immunex board unanimously
                                                                                                    rejects American Home bid

 11/14/95    Immunex Corp                     American Home Products Corp        263.0 US   14.50   Immunex stock price rises due
                                                                                                    to hope of sweetened bid

 11/30/95    Immunex Corp                     American Home Products Corp        263.0 US   14.50   Immunex shareholders file two
                                                                                                    lawsuits against AHP and Immun

 12/02/95    Immunex Corp                     American Home Products Corp        263.0 US   14.50   Offer to acquire remaining 45%
                                                                                                    stake is withdrew

 ----------------------------------------------------------------------------------------------------------------------------------



 Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report



                                                                                                         Date Announced: 11/06/95
                                                                                                         Date Effective:
                                                                                                                 Status: Withdrawn

 Target Name:                     Acquiror Name:                   Synopsis:

   NPC International Inc            Investor Group                 A management-led investor group, including CEO Gene
                                                                   Bicknell, withdrew its offer to acquire the remaining 38%
 Location:                        Location:                        interest, or 11.22 mil common shares, which it did not
   Kansas                           Unknown                        already own in NPC International for $9.00 per share, or a total value of $94.461 mil, through a leveraged buyout
 Business Description:            Business Description:            transaction.
   Own and operate restaurants      Investor group

 SIC Codes:                       SIC Codes:
   5812                             6799

Ticker Symbol:                    Ticker Symbol:
   NPCIA                            -

 Advisors:                        Advisors:
   CS First Boston

                                                                                            FINANCIAL DATA (mil): US

                                                             Date of       LTM
                                                             Fin.        06/27/95  03/28/95  03/28/94  03/28/93  03/28/92  03/28/91

                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :     94.5 US   Attitude  :Friendly         Net Sales       314.5     315.5     336.8     285.4     298.7    286.1
 Value (1)       :     94.5 US   Defensive                   Net Income      -15.2     -15.6      11.3       9.1      11.0     15.0
 Price/Share     :    9.00        Tactics : Not Applicable   EPS               -.613     -.631     0.449     0.352     0.404    0.54
 Shares Out(mil) :        26.10                              Assets          212.4     220.0     229.1     205.3     206.4    200.9
                                                             Cash Flow        45.2      44.8      49.2      40.6      46.7      45.5

 Techniques:                      Litigation: No
    Acquiror Includes Management  Outcome   :
    Acquiror is an Investor Group
    Going Private             Stock Premiums
    Leveraged Buyout          --------------

    Management Buyout         1 Day Prior  :   +44.0  P/E Ratio       :          Cash & Marketable Securities (mil):      4.2
                              1 Week Prior :   +44.0  Book Value/Share:   3.44   Short-Term Debt (mil)             :      1.4
                              4 Weeks Prior:   +33.3  Price/Book      :   2.61   Long-Term Debt (mil)              :     80.5



                                                  Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event

 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 11/06/95    NPC International Inc            Investor Group                      94.5 US    9.00   Offer to acquire remaining 38%
                                                                                                    interest is disclosed

 11/16/95    NPC International Inc            Investor Group                      94.5 US    9.00   Investors Miller and Steiner
                                                                                                    files suit against NPC Int'l

 12/11/95    NPC International Inc            Investor Group                      94.5 US    9.00   Acquisition offer is withdrawn

 ----------------------------------------------------------------------------------------------------------------------------------

 Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report




                                                                                                         Date Announced: 11/15/95
                                                                                                         Date Effective: 12/18/95
                                                                                                     Date Unconditional: 12/18/95
                                                                                                                 Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:

   Den Norske Amerikalinje(NAL)     Wilh Wilhelmsen AS             Wilh Wilhelmsen (WW) acquired the remaining 8.15% stake, or
   (Wilh Wilhelmsen)                                               6,597,751 ordinary shares, in Den Norske Amerikalinje (NAL)
                                                                   for 13 Norwegian kroner ($2.09 US) per share, or a total of
 Location:                        Location:                        85.77 mil kroner ($13.79 mil) via a tender offer.
   Norway                           Norway                         Concurrently, WW raised its interest in NAL to 91.95% from
                                                                   41.84%. Previously, WW withdrew its challenging tender offer
 Business Description:            Business Description:            to acquire the remaining 98.8% interest in NAL.
   Shipping company                 Shipping company

 SIC Codes:                       SIC Codes:
   4412                             4412

Ticker Symbol:                    Ticker Symbol:
   DENO                             WILO

 Advisors:                        Advisors:


                                                                                            FINANCIAL DATA (mil): NKR

                                                             Date of       LTM
                                                             Fin.        12/31/94  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :     85.8 NKR  Attitude  :Friendly         Net Sales     1,182.4   1,182.4   1,352.6   1,419.2   1,341.8  1,178.6
 Value (1)       :     85.8 NKR  Defensive                   Pre-Tax Inc.    119.1     119.1     -36.7      46.1      15.4    -31.7
 Price/Share     :   13.00        Tactics : Not Applicable   Net Income       91.6      91.6     -23.6      50.3       5.6    -33.2
 Shares Out(mil) :        80.95                              EPS               0.92      0.92       -         -        1.61     1.61
                                                             Assets        1,944.6   1,944.6   1,806.5   1,871.3   1,958.3  1,537.2
                                                             Net Assets      394.4     394.4     352.2     349.9     539.8    454.3
 Techniques:                      Litigation: No
    Tender Offer                  Outcome   :

                                                      P/E Ratio       :  14.130  Cash & Marketable Securities (mil):      167.6
                                                      Book Value/Share:   4.87   Long-Term Liabilities (mil)       :         -
                                                      Price/Book      :   2.67

                        Summary of Related Transactions

Transaction Type            Date          Status           Participant(s)

  Acq. Maj. Int.            11/15/95      Completed        Den Norske Amerikalinje(Berge) / Wilh Wilhemsen AS



                                                  Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event

 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 11/15/95    Den Norske Amerikalinje(Berge)   Wilh Wilhelmsen AS                  616.2 NKR 13.00   Interest is raised to 91.95%
                                                                                                    from 33.3%

 11/15/95    Den Norske Amerikalinje(Berge)   Wilh Wilhelmsen AS                   85.8 NKR 13.00   Tender offer for remaining
                                                                                                    8.15% stake is launched

 12/18/95    Den Norske Amerikalinje(Berge)   Wilh Wilhelmsen AS                   85.8 NKR 13.00   Wilhelmsen now has 98.35%;
                                                                                                    will acq shs thru compulsory

 ----------------------------------------------------------------------------------------------------------------------------------

 Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report







                                                                                                         Date Announced: 11/23/95
                                                                                                         Date Effective: 04/17/96
                                                                                                     Date Unconditional: 01/11/96
                                                                                                                 Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:

   BNZ Finance (Bank of New         National Australia (1995)      National Australia (1995), a unit of National Australia
   Zealand/National Australia       Ltd (Bank of New Zealand       Bank's Bank of New Zealand subsidiary, competed its
   Bank)                            National Austrialia (Bank)     unconditional tender offer to acquire the remaining 21.6%
                                                                   stake, or 34,452,000 ordinary shares, in BNZ Finance that it
 Location:                        Location:                        did not already own at 1.97 New Zealand dollars ($1.29 US)
   New Zealand                      Australia                      per share, or a total of NZ$67.87 mil ($44.56 mil).

 Business Description:            Business Description:
   Bank                             Bank

 SIC Codes:                       SIC Codes:
   6000                             6000

Ticker Symbol:                    Ticker Symbol:
   BNZ                              -

 Advisors:                        Advisors:
   SBC Warburg New Zealand

                                                                                            FINANCIAL DATA (mil): -

                                                             Date of       LTM
                                                             Fin.

                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :     67.9 NZ   Attitude  :Friendly         Net Sales          -         -         -         -         -        -
 Value (1)       :     67.9 NZ   Defensive                   Pre-Tax Inc.       -         -         -         -         -        -
 Price/Share     :    1.97        Tactics : Not Applicable   Net Income         -         -         -         -         -        -
 Shares Out(mil) :       159.50                              EPS                -         -         -         -         -        -
                                                             Assets             -         -         -         -         -        -
                                                             Net Assets         -         -         -         -         -        -
 Techniques:                      Litigation: No
    Tender Offer                  Outcome   :
    Tender/Merger

                                                      P/E Ratio       :          Cash & Marketable Securities (mil):       -
                                                      Book Value/Share:    -     Long-Term Liabilities (mil)       :       -

                                                      Price/Book      :



                                                  Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event

 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 11/23/95    BNZ Finance(Bank of NZ)          National Australia(1995)Ltd         67.9 NZ    1.97   Tender offer for remaining
                                                                                                    21.6% stake is launched
 11/24/95    BNZ Finance(Bank of NZ)          National Australia(1995)Ltd         67.9 NZ    1.97   Board of BNZ Finance appoints
                                                                                                    independent advisors
 11/28/95    BNZ Finance(Bank of NZ)          National Australia(1995)Ltd         67.9 NZ    1.97   Board of BNZ Finance appoints
                                                                                                    SBC Warburg NZ as its advisor
 12/13/95    BNZ Finance(Bank of NZ)          National Australia(1995)Ltd         67.9 NZ    1.97   BNZ directors recommend that
                                                                                                    minority sh holders accept bid
 12/15/95    BNZ Finance(Bank of NZ)          National Australia(1995)Ltd         67.9 NZ    1.97   NZ Overseas Investment and NZ
                                                                                                    Reserve Bank approve acq'n
 01/05/96    BNZ Finance(Bank of NZ)          National Australia(1995)Ltd         67.9 NZ    1.97   1,808,730 shares (11.34%) are
                                                                                                    tendered
 01/08/96    BNZ Finance(Bank of NZ)          National Australia(1995)Ltd         67.9 NZ    1.97   2,269,685 shares (14.23%) are
                                                                                                    tendered
 01/11/96    BNZ Finance(Bank of NZ)          National Australia(1995)Ltd         67.9 NZ    1.97   Tender offer declared
                                                                                                    unconditional;now hold 93.5%
 01/19/96    BNZ Finance(Bank of NZ)          National Australia(1995)Ltd         67.9 NZ    1.97   Offer is extended by one month
                                                                                                    to February 22
 04/17/96    BNZ Finance(Bank of NZ)          National Australia(1995)Ltd         67.9 NZ    1.97   Compulsory acquisition begins
                                                                                                    for remaining .2% outstanding
 ----------------------------------------------------------------------------------------------------------------------------------

 Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report


                                                                                                         Date Announced: 12/04/95
                                                                                                         Date Effective:
                                                                                                     Date Unconditional:
                                                                                                                 Status: Withdrawn

 Target Name:                     Acquiror Name:                   Synopsis:

   AMEC PLC                         Kvaerner A/S                   Kvaerner (KN) withdrew its hostile tender offer to acquire the remaining 46% stake, or the entire convertible
 Location:                        Location:                        redeemable preference share capital, of AMEC (AM) for .90
   United Kingdom                   Norway                         British pounds ($1.38 US) per share, or a total of 155.20
                                                                   mil pounds ($237.86 mil) in cash. Concurrently, KN withdrew
 Business Description:            Business Description:            its tender offer to acquire the remaining 98% interest in
   Provide street and highway,      Provide ocean transportation   the ordinary share capital of AM. The preference share offer
   water and sewer pipeline         and residential construction   was conditional on the ordinary share offer becoming
   construction services;           services; manufacture pumps,   unconditional. When that offer failed to become
   electrical contractors; real     pumping equipment and steam,   unconditional this offer was withdrawn.
   estate development firm;         gas and hydraulic turbines;
   holding company                  provide ship building and
                                    repair services

 SIC Codes:                       SIC Codes:
   1611 1623 1731 6552 1541 6719    4499 1522 3561 3511 3731

Ticker Symbol:                    Ticker Symbol:
   AMEC                             KVIO

 Advisors:                        Advisors:
   NatWest Markets                  SBC Warburg

                                                                                            FINANCIAL DATA (mil): STG

                                                             Date of       LTM
                                                             Fin.        12/31/94  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90

                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :    155.2 STG  Attitude  :Hostile          Net Sales     1,962.0   1,962.0   2,204.0   2,122.0   2,338.0  2,218.0
 Value (1)       :    155.2 STG  Defensive                   Pre-Tax Inc.     20.2      20.2      21.0      27.1      -9.9     63.4
   Alternative   :    158.7       Tactics : Not Applicable   Net Income       17.9      17.9      18.5      36.9      -9.9     42.2
 Price/Share     :    0.90                                   EPS               5.96      5.96      6.16     18.30     -5.51    28.53
   Alternative   :      0.92                                 Assets        1,062.2   1,062.2   1,006.4   1,061.6   1,171.1  1,064.3
 Shares Out(mil) :       375.04                              Net Assets      233.4     233.4     240.4     242.2     350.5     299.2


 Techniques:                      Litigation: No
    Tender Offer                  Outcome   : Remained Independent
    Tender/Merger

                                                      P/E Ratio       :   0.151  Cash & Marketable Securities (mil):    124.5
                                                      Book Value/Share:   0.78   Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :   1.16

                                             Summary of Related Transactions

 Transaction Type         Date      Status               Participant(s)

 Acq. Part. Int.          11/23/95  Completed            AMEC PLC                       / Kvaerner A/S
 Acq. Maj. Int.           11/24/95  Withdrawn            AMEC PLC                       / Kvaerner A/S

-----------------------------------------------------------------------------------------------------------------------------------
 Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report



                                                  Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event

 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 11/23/95    AMEC PLC                         Kvaerner A/S                        20.0 STG   1.00   Stake raise to 6.43% from 1%
                                                                                                    is completed
 11/23/95    Alfred McAlpine PLC              AMEC PLC                           138.2 STG   2.00   Intentions to launch tender
                                                                                                    offer are disclosed
 11/24/95    AMEC PLC                         Kvaerner A/S                       198.5 STG   1.00   Intentions to launch tender
                                                                                                    offer are disclosed
 11/27/95    Alfred McAlpine PLC              AMEC PLC                           138.2 STG   2.00   McAlpine board rejected the
                                                                                                    offer,AMEC withdrew its offer
 11/27/95    AMEC PLC                         Kvaerner A/S                       198.5 STG   1.00   Offer is launched,AMEC rejects
                                                                                                    and the deal becomes hostile
 11/28/95    AMEC PLC                         Kvaerner A/S                          -         -     Stake raise to 8.26% from
                                                                                                    6.43% is completed
 11/29/95    AMEC PLC                         Kvaerner A/S                          -         -     Stake raise to 9.18% from
                                                                                                    8.26% is completed
 11/30/95    AMEC PLC                         Kvaerner A/S                       198.5 STG   1.00   AMEC says bid undervalues the
                                                                                                    company and is opportunisitic
 12/01/95    AMEC PLC                         Kvaerner A/S                          -         -     Stake raise to 9.78% from
                                                                                                    9.18% is completed
 12/04/95    AMEC PLC                         Kvaerner A/S                          -         -     Hostile tender for remaining
                                                                                                    46%, cvt pfd shs, is launched
 12/06/95    AMEC PLC                         Kvaerner A/S                          -         -     EU will launch a routine
                                                                                                    antitrust investigation
 12/07/95    AMEC PLC                         Kvaerner A/S                          -         -     Indonesian govt may recommend
                                                                                                    UK govt stop proposed takeover
 12/08/95    AMEC PLC                         Kvaerner A/S                          -         -     AMEC defense cicular is posted
                                                                                                    -"offer undervalues company"
 12/11/95    AMEC PLC                         Kvaerner A/S                          -         -     Kvaerner responds to circular
                                                                                                    saying that offer is fair
 12/11/95    AMEC PLC                         Kvaerner A/S                          -         -     Stake raise to 10.88% from
                                                                                                    9.78% is completed
 12/12/95    AMEC PLC                         Kvaerner A/S                          -         -     Stake raise to 12.19% from
                                                                                                    10.88% is completed
 12/12/95    AMEC PLC                         Kvaerner A/S                          -         -     AMEC has fired its public
                                                                                                    relations advisors
 12/13/95    AMEC PLC                         Kvaerner A/S                          -         -     Stake raise to 12.69% from
                                                                                                    12.19% is completed
 12/14/95    AMEC PLC                         Kvaerner A/S                          -         -     AMEC says Kvaerner's assertion
                                                                                                    that it's unstable aren't true
 12/15/95    AMEC PLC                         Kvaerner A/S                          -         -     AMEC says Kvaerner is bullying
                                                                                                    its shareholders
 12/15/95    AMEC PLC                         Kvaerner A/S                          -         -     Stake raise to 14.1% from
                                                                                                    12.69% is completed
 12/18/95    AMEC PLC                         Kvaerner A/S                          -         -     Offer is withdrawn due to
                                                                                                    insufficient acceptances
 12/18/95    AMEC PLC                         Kvaerner A/S                          -         -     Convertible preference offer
                                                                                                    is withdrawn
 12/19/95    AMEC PLC                         Kvaerner A/S                          -         -     Kvaerner will not make a
                                                                                                    higher offer to AMEC
 05/14/96    AMEC PLC                         Kvaerner A/S                          -         -     Transaction will not be
                                                                                                    referred to the MMC
 ----------------------------------------------------------------------------------------------------------------------------------
 Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report


                                                                                                         Date Announced: 12/18/95
                                                                                                         Date Effective:
                                                                                                     Date Unconditional:
                                                                                                                 Status: Withdrawn

 Target Name:                     Acquiror Name:                   Synopsis:

   Wharf Resources Ltd              Goldcorp Investments Ltd       Goldcorp, a unit of CSA Management, withdrew its agreement to acquire the remaining 49.7% stake, that it did not
                                                                   already own, in Wharf Resources (WR) in a stock swap
 Location:                        Location:                        transaction valued at 100.71 mil Canadian dollars ($73.34
   Canada                           Canada                         mil US). Each WR common shareholder was to receive .56
                                                                   Goldcorp Class A common share for each WR share held. Based
 Business Description:            Business Description:            on Goldcorp's closing stock price of C$18.75 ($13.66) on Dec
   Gold mining company              Securities brokerage firm;     15, the last full trading day prior to the announcement,
                                    provide financial advisory     each WR share was valued at C$10.50 ($7.65). The transaction
                                    services                       was subject to regulatory approval.

 SIC Codes:                       SIC Codes:
   1041                             6211 6282

Ticker Symbol:                    Ticker Symbol:
   WFRA                             G

 Advisors:                        Advisors:

                                                                                            FINANCIAL DATA (mil): US

                                                             Date of       LTM
                                                             Fin.        12/31/94  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90

                                                                         --------- --------- --------- --------- --------- --------
 Rank Value(2)   :    100.7 C    Attitude  :Friendly         Net Sales        53.8      53.8      42.8      35.7      34.9    29.5
 Value (1)       :    100.7 C    Defensive                   Pre-Tax Inc.     13.5      13.5       6.7       6.1       8.2    -4.4
 Price/Share     :   10.50        Tactics : Not Applicable   Net Income       10.4      10.4       5.2       4.6       6.6    -5.8
 Shares Out(mil) :        19.30                              EPS               0.53      0.53      0.26      0.23      0.33    -.33
                                                             Assets           79.5      79.5      78.7      78.2      55.5    54.1
                                                             Net Assets       62.9      62.9      54.7      52.0      49.6     49.1
 Techniques:                      Litigation: No
    Stock Swap                    Outcome   :

                                                      P/E Ratio       :          Cash & Marketable Securities (mil):     22.4
                                                      Book Value/Share:   3.27   Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :

                                             Summary of Related Transactions

 Transaction Type         Date      Status               Participant(s)

 Acq. Rem. Int.           10/16/96  Completed            Wharf Resources(Goldcorp)      / Goldcorp Investments Ltd

                                                  Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event

 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 12/18/95    Wharf Resources(Goldcorp)        Goldcorp Investments Ltd           100.7 C    10.50   Agreement to acquire remaining
                                                                                                    49.7% stake is disclosed
 02/16/96    Wharf Resources(Goldcorp)        Goldcorp Investments Ltd           100.7 C    10.50   Agreement to acquire remaining
                                                                                                    49.7% stake with withdrawn
 10/16/96    Wharf Resources(Goldcorp)        Goldcorp Investments Ltd            91.2 C     9.54   Intentions to acquire
                                                                                                    remaining 49.7% are disclosed
 11/15/96    Wharf Resources(Goldcorp)        Goldcorp Investments Ltd            91.2 C     9.54   Tender offer is launched -
 12/06/96    Wharf Resources(Goldcorp)        Goldcorp Investments Ltd            91.2 C     9.54   Tender offer is completed -
 01/14/97    Wharf Resources(Goldcorp)        Goldcorp Investments Ltd            91.2 C     9.54   Acquisition of remaining 49.7%
                                                                                                    is completed
 ----------------------------------------------------------------------------------------------------------------------------------

 Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report




                                                                                                         Date Announced: 02/16/96
                                                                                                         Date Effective: 06/19/96
                                                                                                     Date Unconditional: 03/19/96
                                                                                                                 Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:

   Whitcoulls Group Ltd (Rank       Rank Commercial Ltd            Rank Commercial (RC) completed its unconditional hostile
   Commercial Ltd)                                                 tender offer for the remaining 35.48% stake, or 42,930,941 ordinary shares, in Whitcoulls Group (WG) that it did not
 Location:                        Location:                        already own for 102.26 mil New Zealand dollars ($69.28 mil
   New Zealand                      New Zealand                    US) via a stand in the market. RC offered NZ$2.32 ($1.57 US)
                                                                   per share. After the offer went unconditional, in the first
 Business Description:            Business Description:            test of a new takeover law, shareholders holding 10% of WG's
   Publish books; wholesale         Investment holding company     shares objected to the compulsory acquisition and forced a
   stationery                                                      third valuation which in the end forced RC to pay NZ$2.54
                                                                   ($1.72) per sh for their shs.
 SIC Codes:                       SIC Codes:
   2731 5112                        6799 6719

Ticker Symbol:                    Ticker Symbol:
   WHC                              -

 Advisors:                        Advisors:
   Grant Samuel and Associates      Price Waterhouse
   Arthur Andersen                  CS First Boston (Hong Kong)
   Price Waterhouse

                                                                                            FINANCIAL DATA (mil): NZ

                                                             Date of       LTM
                                                             Fin.        06/30/93  06/30/93  06/30/92  06/30/91  06/30/90  06/30/89

                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :    102.3 NZ   Attitude  :Hostile          Net Sales       302.2     302.2     274.4      85.8      48.6       -
 Value (1)       :    102.3 NZ   Defensive                   Pre-Tax Inc.     26.4      26.4      17.0      10.3       7.1       -
 Price/Share     :    2.54        Tactics : Not Applicable   Net Income       18.6      18.6      17.3      10.4       5.3       -
 Shares Out(mil) :       121.00                              EPS               0.166     0.166     0.155     0.106     0.044     -
                                                             Assets          166.8     166.8     145.8      59.9      42.7       -
                                                             Net Assets       64.1      64.1      47.0      30.4      11.9       -
 Techniques:                      Litigation: No
    Going Private                 Outcome   : Sold to Raider
    Tender Offer
    Tender/Merger

                                                      P/E Ratio       :  15.301  Cash & Marketable Securities (mil):     13.1
                                                      Book Value/Share:   0.61   Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :   4.20
------------------------------------------------------------------------------------------------------------------------------------

Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report


                                                  Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event

 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 02/16/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   Tender offer for remaining
                                                                                                    35.48% is launched
 02/19/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   Rank Commercial's offer is
                                                                                                    seen as very fair
 03/01/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   Whitcoulls advocate advises
                                                                                                    shareholders not to accept bid
 03/06/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   Independent directors advise
                                                                                                    shareholders to reject offer
 03/08/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   Takeover offer will proceed on
                                                                                                    March 12
 03/12/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   Acceptances of 18.5 mil shs;
                                                                                                    AMP Society tenders its 8.39%
 03/13/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   Acceptances of 20,678,968;now
                                                                                                    entitled to 81.61% of Whitcoul
 03/14/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   Acceptances of 23.28 mil shs;
                                                                                                    Glob Asst(HK) tenders its 5.6%
 03/19/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   Tender offer declared
                                                                                                    unconditional;90% acceptances
 03/20/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   Guiness Peat acquires 1% of
                                                                                                    Whit or 10% of shs outstanding
 03/21/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   GPG intends to test new buyout
                                                                                                    law & object compulsory acq'n
 03/22/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   RC may have to raise bid when
                                                                                                    compulsory process begins
 03/28/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   GPG places a value of NZ$3.3
                                                                                                    to NZ$3.5 per share
 03/29/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   Price Water is commissioned to
                                                                                                    provide FO on compulsorily bid
 04/04/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   Mr Hart says GPG's attempt of
                                                                                                    greenmail will not work
 04/12/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   Price Waterhouse valuation due
                                                                                                    on April 16
 04/17/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   Price will give its fairness
                                                                                                    opinion on April 22
 04/19/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   Stock mkt panel investigating
                                                                                                    if correct timetable followed
 04/22/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   Price valuation of offer is
                                                                                                    that its fair & resonable
 04/23/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   Shholders have until May 7 to
                                                                                                    object & force a new appraisal
 04/26/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   GPC slams PW appriasal as
                                                                                                    outrageous and ridiculous
 05/02/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   GPG wants AU$.70 more per sh,
                                                                                                    dismisses charges of greenmail
 05/03/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   GPG has until Tuesday to
                                                                                                    decide what action to take
 05/06/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   10 minority shareholders lodge
                                                                                                    objection and force new report
 05/08/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   Hold out shareholders force
                                                                                                    third and final valuation
 05/10/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   GPG will NOT join hold-out
                                                                                                    shldrs forcing 3rd valuation
 05/17/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   GPG may pursue case in court;
                                                                                                    Andersen hired for 3rd value
 05/21/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   Arthur Andersen must value
                                                                                                    Whitcoulls offer by June 18
 06/13/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   Stk exchange panel defends new
                                                                                                    minorities hold-out rules
 06/18/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                 99.6 NZ    2.32   Arthur Andersen report values
                                                                                                    each Whitcoulls sh at NZ$2.54
 06/19/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                102.3 NZ    2.54   Offer completed;RC pays hold-
                                                                                                    outs 2.54 per sh for their shs
 07/19/96    Whitcoulls Grp(Rank Coml Ltd)    Rank Commercial Ltd                102.3 NZ    2.54   Whitcoulls removed from New
                                                                                                    Zealand stock exchange today
 ----------------------------------------------------------------------------------------------------------------------------------

 Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report


                                                                                                         Date Announced: 02/19/96
                                                                                                         Date Effective: 04/12/96
                                                                                                     Date Unconditional: 04/10/96
                                                                                                                 Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:

   Gartmore PLC (National           NatWest Group PLC(National     NatWest Group (NG), a unit of National Westminster Bank,
   Westminster Bank (PLC)           Westminster Bank PLC)          acquired the remaining 25% stake, or 50,387,000 ordinary
                                                                   shares, that it did not already own, in Gartmore (GM) for
 Location:                        Location:                        2.50 British pounds ($3.88 US) in cash per share, or a total
   United Kingdom                   United Kingdom                 value of 125.97 mil pounds ($195.44 mil), via its tender
                                                                   offer. Alternatively, NG offered loan notes instead of cash.
 Business Description:            Business Description:            Concurrently, NG acquired the entire share capital of
   Investment management            Banking holding company        Indosuez UK Asset Management (IAM), including IAM's 75%
   services; holding company                                       interest in Gartmore, from Financiere Indosuez.


 SIC Codes:                       SIC Codes:
   6726 6722 6282 6799 6719         6000 6712

Ticker Symbol:                    Ticker Symbol:
   GMR                              -

 Advisors:                        Advisors:
   Phoenix Securities               NatWest Markets
   Kleinwort Benson Limited
   The Blackstone Group

                                                                                            FINANCIAL DATA (mil): STG

                                                             Date of       LTM
                                                             Fin.        12/31/94  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90

                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :    126.0 STG  Attitude  :Friendly         Net Sales        97.6      97.6      67.2      49.5        -        -
 Value (1)       :    126.0 STG  Defensive                   Pre-Tax Inc.     35.3      35.3      -4.6      -8.4        -        -
 Price/Share     :    2.50        Tactics : Not Applicable   Net Income       23.9      23.9      19.1       0.2        -        -
 Shares Out(mil) :       201.55                              EPS                -         -         -         -         -        -
                                                             Assets          299.8     299.8     386.2      66.8        -        -
                                                             Net Assets       42.3      42.3      29.5     -50.7        -        -
 Techniques:                      Litigation: No
    Tender Offer                  Outcome   :
    Tender/Merger

                                                      P/E Ratio       :  21.053  Cash & Marketable Securities (mil):    250.8
                                                      Book Value/Share:   2.06   Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :   1.22

                                             Summary of Related Transactions

 Transaction Type         Date      Status               Participant(s)

 Acq. Part. Int.          10/03/95  Intent W             Gartmore PLC                   / NationsBank Corp,Charlotte,NC
 Acq. Maj. Int.           02/19/96  Completed            Indosuez UK Asset Management   / National Westminster Bank


-----------------------------------------------------------------------------------------------------------------------------------
 Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report


                                                  Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event

 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 09/29/95    Gartmore PLC                     Seeking Buyer                         -         -     Search for buyer(s) for a 75%
                                                                                                    interest is disclosed
 10/02/95    Gartmore PLC                     Seeking Buyer                         -         -     Merrill Lynch and others all
                                                                                                    hoping to get the 75%
 10/03/95    Gartmore PLC                     Seeking Buyer                         -         -     NationsBank holds option to to
                                                                                                    acq'r up to 25% stake
 10/03/95    Gartmore PLC                     NationsBank Corp,Charlotte,NC         -         -     Option to acquire 25% stake is
                                                                                                    granted
 10/11/95    Gartmore PLC                     Seeking Buyer                         -         -     Dresdner,West LB, and BHF Bank
                                                                                                    said to be potential bidders
 10/30/95    Gartmore PLC                     Seeking Buyer                         -         -     IndoSuez and Gartmore hope to
                                                                                                    sell 75% by December 31, 1995
 12/21/95    Gartmore PLC                     Seeking Buyer                         -         -     Bankgesellschaft Berlin to
                                                                                                    announce acq'n plans in Jan
 01/17/96    Gartmore PLC                     Seeking Buyer                         -         -     Talks with number of parties
                                                                                                    has not resulted in any offers
 02/19/96    Gartmore PLC                     NatWest Group PLC(Natl Westmi)     126.0 STG   2.50   Tender offer for remaining 25%
                                                                                                    is intended
 02/19/96    Indosuez UK Asset Management     National Westminster Bank          340.0 STG   2.25   Acquisition plans are
                                                                                                    disclosed
 02/21/96    Gartmore PLC                     National Westminster Bank          340.0 STG   2.25   Acquisition of 75% interest is
                                                                                                    completed
 02/22/96    Gartmore PLC                     National Westminster Bank          126.0 STG   2.50   NationsBank decides not to
                                                                                                    exercise option to acquire 25%
 02/22/96    Gartmore PLC                     NationsBank Corp,Charlotte,NC         -         -     Option to acquire 25% stake is
                                                                                                    withdrawn
 02/26/96    Gartmore PLC                     NatWest Group PLC(Natl Westmi)     126.0 STG   2.50   Tender offer for remaining 25%
                                                                                                    stake is launched
 03/19/96    Gartmore PLC                     NatWest Group PLC(Natl Westmi)     126.0 STG   2.50   Offer is extended until 4/1;
                                                                                                    Acceptances received for 75.8%
 04/02/96    Gartmore PLC                     NatWest Group PLC(Natl Westmi)     126.0 STG   2.50   Offer is extended until 4/12;
                                                                                                    accpetances received for 94.1%
 04/10/96    Indosuez UK Asset Management     National Westminster Bank          340.0 STG   2.25   Acquisition is completed -
 04/10/96    Gartmore PLC                     NatWest Group PLC(Natl Westmi)     126.0 STG   2.50   Tender offer unconditional;
                                                                                                    NatWest now holds 98.6% of GM
 04/12/96    Gartmore PLC                     NatWest Group PLC(Natl Westmi)     126.0 STG   2.50   Acquisition of remaining 25%
                                                                                                    interest is completed
 ----------------------------------------------------------------------------------------------------------------------------------

 Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report


                                                                                                         Date Announced: 03/14/96
                                                                                                         Date Effective: 05/07/96
                                                                                                     Date Unconditional: 05/07/96
                                                                                                                 Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:

   Noble Group Ltd                  Investor Group                 A management-led investor group including executive
                                                                   directors Richard Elman and Harindarpal Banga, United
 Location:                        Location:                        Overseas Bank and General Oriental Investments (GOI)
   Hong Kong                        Hong Kong                      acquired the remaining 21.1% stake, or 67,520,000 ordinary shares, in Noble Group (NG) that it did not already own at
 Business Description:            Business Description:            2.05 Hong Kong dollars ($.265 US) in cash per share, or a
   Wholesale steel products; own    Investor group                 total of HK$138.41 mil ($17.9 mil) via its tender offer.
   and operate dry bulk cargo                                      Prior to the transaction, Mr Elman held a 58.5% interest in
   carrier                                                         NG, Mr Banga held a 13.5% stake, and GOI held a 6.9% stake.

 SIC Codes:                       SIC Codes:
   5093 4412                        6799

Ticker Symbol:                    Ticker Symbol:
   1073                             -

 Advisors:                        Advisors:
   Deutsche Morgan Grenfell         Anglo Chinese Corp Finance

                                                                                            FINANCIAL DATA (mil): US

                                                             Date of       LTM
                                                             Fin.        12/31/94  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90

                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :    138.4 HK   Attitude  :Friendly         Net Sales       377.9     377.9     254.8        -         -        -
 Value (1)       :    138.4 HK   Defensive                   Pre-Tax Inc.      9.8       9.8       5.4        -         -        -
 Price/Share     :    2.05        Tactics : Not Applicable   Net Income        9.7       9.7       5.3        -         -        -
 Shares Out(mil) :       320.00                              EPS               0.034     0.034     0.022      -         -        -
                                                             Assets           67.6      67.6      47.3        -         -        -
                                                             Net Assets       25.4      25.4       7.4        -         -        -
 Techniques:                      Litigation: No
    Acquiror Includes Management  Outcome   :
    Acquiror is an Investor Group
    Leveraged Buyout

    Tender Offer                                      P/E Ratio       :          Cash & Marketable Securities (mil):     14.8
    Tender/Merger                                     Book Value/Share:   0.08   Long-Term Liabilities (mil)       :       -
    Management Buyout                                 Price/Book      :

                                                  Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event

 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 03/14/96    Noble Group Ltd                  Investor Group                        -         -     Mgmt buyout is intended; pr sh
                                                                                                    to be between HK$2 & HK$2.05
 03/15/96    Noble Group Ltd                  Investor Group                        -         -     Acquisition plans are
                                                                                                    disclosed
 03/25/96    Noble Group Ltd                  Investor Group                     138.4 HK    2.05   Tender offer is launched;terms
                                                                                                    are disclosed
 04/17/96    Noble Group Ltd                  Investor Group                     138.4 HK    2.05   Noble Group has sent documents
                                                                                                    to shareholders about sale
 05/07/96    Noble Group Ltd                  Investor Group                     138.4 HK    2.05   Acquisition of remaining 21%
                                                                                                    interest is completed
 ----------------------------------------------------------------------------------------------------------------------------------

 Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report


                                                                                                         Date Announced: 03/29/96
                                                                                                         Date Effective: 04/26/96
                                                                                                                 Status: Completed
 Target Name:                     Acquiror Name:                   Synopsis:

   Great American Management &      Equity Holdings Ltd,Chicago,   Equity Holdings (EH) acquired the remaining interest in its
   Investment Inc (Equity Holdings  Illinois                       Great American Management & Investment (GAMI) unit in a
   Ltd)                                                            transaction valued at $63.229 mil. Earlier, EH completed its unsolicited tender offer to acquire the remaining 1.112 mil
 Location:                        Location:                        common shares, in GAMI for $50 in cash per share, by
   Illinois                         Illinois                       accepting 834,676 common shares, raising its interest to
                                                                   97%. The offer had been conditioned upon at least 90% of
 Business Description:            Business Description:            GAMI's shares outstanding being tendered.
   Provide investment advice and    Investment firm
   financial services

 SIC Codes:                       SIC Codes:
   6282 8741                        6211

 Ticker Symbol:                   Ticker Symbol:
   GAMI                             -

 Advisors:                        Advisors:


                                                                                           FINANCIAL DATA (mil): US
                                                             Date of       LTM
                                                             Fin.        09/30/95   12/31/94  12/31/93  12/31/92  12/31/91  12/31/90
                                                                         --------   --------  --------  --------  --------  --------
 Rank Value(2)   :     63.3 US   Attitude  :Unsolic.         Net Sales    1,049.9   1,010.3     385.7      33.4      31.6     35.9
 Value (1)       :     63.3 US   Defensive                   Net Income     150.3      92.4      10.8      -7.2       9.2      7.5
 Price/Share     :   50.00        Tactics : Not Applicable   EPS             13.486     7.973     0.865     -.898     0.59     0.55
 Shares Out(mil) :         9.58                              Assets         969.3   1,035.0   1,243.5     444.7     486.6    441.6
                                                             Cash Flow       98.1      75.6      20.2     -19.4      33.2      2.9

 Techniques:                      Litigation: No
    Going Private                 Outcome   :
    Tender Offer
    Tender/Merger

                              Stock Premiums
                              --------------
                              1 Day Prior  :    +2.6  P/E Ratio       :   3.708  Cash & Marketable Securities (mil):     46.6
                              1 Week Prior :    +4.2  Book Value/Share:  26.91   Short-Term Debt (mil)             :     25.8
                              4 Weeks Prior:    +3.6  Price/Book      :   1.86   Long-Term Debt (mil)              :    307.4

                              Transaction History

Event                                                                            Value     Price/
Date          Target Name                       Acquiror Name                    (mil)     Share    Event
---------   ------------------------------    ------------------------------    -------    ------   -------------------------------
03/29/96    Great American Mgmt & Invt Inc    Equity Holdings,Chicago,IL        63.2 US    50.00    Unsolicited tender offer is
                                                                                                    launched

04/08/96    Great American Mgmt & Invt Inc    Equity Holdings,Chicago,IL        63.2 US    50.00    Board of directors is neutral
                                                                                                    regarding offer

04/25/96    Great American Mgmt & Invt Inc    Equity Holdings,Chicago,IL        63.2 US    50.00    Tender offer is completed;
                                                                                                    834,676 shares tendered

04/26/96    Great American Mgmt & Invt Inc    Equity Holdings,Chicago,IL        63.2 US    50.00    Merger is completed -

-----------------------------------------------------------------------------------------------------------------------------------

Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report

                                                                                                         Date Announced: 05/09/96
                                                                                                         Date Effective:
                                                                                                     Date Unconditional:
                                                                                                                 Status: Withdrawn
 Target Name:                     Acquiror Name:                   Synopsis:
   Asean Resources Holdings Ltd     Huey Tai International         Huey Tai International (HTI) withdrew its tender offer to
   Huey Tai International)                                         acquire the remaining 32% stake of the ordinary share
                                                                   capital and the remaining outstanding warrants of Asean
 Location:                        Location:                        Resources Holdings (ARH) that it did not already own for an
   Hong Kong                        Hong Kong                      estimated 830.7 mil Kong Hong dollars ($107.41 mil US). HTI offered HK$3 ($.39) per ordinary share and 1 HTI warrant for
 Business Description:            Business Description:            every ARH warrant held. The withdrawal was due to ARH
   Real estate investment firm;     Construct industrial buildings shareholders' rejection of HTI's proposal.
   provide business credit
   services; own and operate
   residential and non-
   residential buildings; holding
   company

 SIC Codes:                       SIC Codes:
   6552 6799 6153 6512 6513 6719    1541 1542

 Ticker Symbol:                   Ticker Symbol:
   ASEH                             0706

 Advisors:                        Advisors:

                                                                                           FINANCIAL DATA (mil): STG
                                                             Date of       LTM
                                                             Fin.        03/31/95  03/31/95  03/31/94  03/31/93  03/31/92  03/31/91
                                                                         --------- --------- --------- --------- --------- --------
Rank Value(2)   :    830.7 HK   Attitude  :Friendly         Net Sales       152.5     152.5     165.9     265.4     113.5       -
Value (1)       :    830.7 HK   Defensive                   Pre-Tax Inc.    333.5     333.5     275.5      61.9     -11.4       -
Price/Share     :    3.00        Tactics : Not Applicable   Net Income      279.2     279.2     236.9      58.7      -7.6       -
Shares Out(mil) :       865.31                              EPS               0.323     0.323     0.317     0.096     0.028     -
                                                            Assets        3,205.7   3,205.7   3,103.5   1,944.5   1,046.7       -
                                                            Net Assets    2,785.3   2,785.3   2,751.5   1,746.7     695.7       -
Techniques:                      Litigation: No
   Tender Offer                  Outcome   :

                                                      P/E Ratio       :          Cash & Marketable Securities (mil):     36.0
                                                      Book Value/Share:   3.22   Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :



                              Transaction History

Event                                                                          Value      Price/
Date          Target Name                       Acquiror Name                  (mil)      Share    Event
---------   ------------------------------   ------------------------------  --------     ------   --------------------------------

05/09/96    Asean Resources Hldgs(Huey Ta)   Huey Tai International                -         -     Tender offer to acquire
                                                                                                   remaining 32% is launched
07/02/96    Asean Resources Hldgs(Huey Ta)   Huey Tai International                -         -     Tender offer to acquire
                                                                                                   remaining 32% is withdrawn
-----------------------------------------------------------------------------------------------------------------------------------

Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report


                                                                                                         Date Announced: 05/21/96
                                                                                                         Date Effective: 06/28/96
                                                                                                     Date Unconditional: 06/28/96
                                                                                                                 Status: Completed
 Target Name:                     Acquiror Name:                   Synopsis:
   Cie d'Investissement de          Banque Nationale de Paris{BNP} Banque Nationale de Paris (BNP) completed its stock swap
   Paris (Banque Nationale de                                      tender offer for the remaining 16.1% stake, or 3,969,616
   Paris)                                                          ordinary shares, in Cie d'Investissement de Paris (CI) that it did not already own for 785.98 mil French francs ($150.67
 Location:                        Location:                        mil US). BNP offered 1 new ordinary share for every CI
   France                           France                         ordinary share held. Based on BNP's closing stock price of
                                                                   198 francs ($37.96) on May 20, the last full trading day
 Business Description:            Business Description:            prior to the announcement, each CI share was valued at 198
   Investment firm                  Bank                           francs ($37.96).

 SIC Codes:                       SIC Codes:
   6799                             6000

 Ticker Symbol:                   Ticker Symbol:
   -                                BNPP

 Advisors:                        Advisors:
                                    Banexi (Paris)

                                                                                           FINANCIAL DATA (mil): -
                                                            Date of      LTM
                                                            Fin.
                                                                        --------- --------- --------- --------- --------- ---------
Rank Value(2)   :    786.0 FFR  Attitude  :Friendly         Net Sales          -         -         -         -         -        -
Value (1)       :    786.0 FFR  Defensive                   Pre-Tax Inc.       -         -         -         -         -        -
Price/Share     :  198.00        Tactics : Not Applicable   Net Income         -         -         -         -         -        -
Shares Out(mil) :        24.66                              EPS                -         -         -         -         -        -
                                                            Assets             -         -         -         -         -        -
                                                            Net Assets         -         -         -         -         -        -
Techniques:                      Litigation: No
   Tender Offer                  Outcome   :
   Tender/Merger
   Stock Swap

                                                      P/E Ratio       :          Cash & Marketable Securities (mil):       -
                                                      Book Value/Share:    -     Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :


                        Summary of Related Transactions

 Transaction Type         Date      Status               Participant(s)
 Acq. Maj. Int.           06/21/96  Withdrawn            Cie d'Investissement de Paris / Schweizerischer Bankverein


                              Transaction History

Event                                                                           Value       Price/
Date         Target Name                     Acquiror Name                      (mil)       Share    Event
----------   ------------------------------  ------------------------------  -----------   -------   -----------------------------
01/28/96     Cie d'Investissement de Paris    BNP                              786.0 FFR   198.00    Acquisition of 16.1% stake is
                                                                                                      completed
05/21/96     Cie d'Investissement de Paris    BNP                              786.0 FFR   198.00    Tender offer for remaining
                                                                                                      16.1% stake is launched
05/23/96     Cie d'Investissement de Paris    BNP                              786.0 FFR   198.00    Cie d'Investissement board
                                                                                                      approves offer from BNP
06/21/96     Cie d'Investissement de Paris    Schweizerischer Bankverein     4,240.7 FFR   205.00    Plans to raise stake to 86.9%
                                                                                                      from 3% are disclosed
06/24/96     Cie d'Investissement de Paris    Schweizerischer Bankverein     4,240.7 FFR   205.00    SBC extended its offer for CIP
                                                                                                      after BNP turned down offer
06/25/96     Cie d'Investissement de Paris    Schweizerischer Bankverein     4,240.7 FFR   205.00    SBC withdraws it tender offer
                                                                                                     -
-----------------------------------------------------------------------------------------------------------------------------------

Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report

                                                                                                         Date Announced: 05/27/96
                                                                                                         Date Effective: 02/16/97
                                                                                                                 Status: Completed
 Target Name:                     Acquiror Name:                   Synopsis:
   SyStemix Inc(Novartis AG)        Novartis AG                    Novartis completed its tender offer for the remaining
                                                                   6,233,311 common shares, or 26.8% of SyStemix shares
 Location:                        Location:                        outstanding, that it did not already own, for an amended
   California                       Switzerland                    $19.5 in cash per share, or a total value of $107.56 mil, by accepting 6,233,311 common shares, or 26.3% of SyStemix.
 Business Description:            Business Description:            Originally, NV offered $17 per share, or a total value of
   Manufacture and develop          Manufacture pharmaceuticals    $93.76 mil.
   cellular processes and           including self-medications and
   products for the treatment of    non-prescription drugs;
   toxic side effects from          manufacture optical and
   chemotherapy and other medical   ophthalmic products including
   therapies                        contact lenses; research and
                                    develop crop protection
                                    products including pesticides;
                                    produce nutricional products
                                    including baby formula and
                                    baby canned foods

 SIC Codes:                       SIC Codes:
   2836 2834 8731                   2834 3851 2879 2023 2032

 Ticker Symbol:                   Ticker Symbol:
   STMX                             -

 Advisors:                        Advisors:
   Lehman Brothers                  Morgan Stanley

                                                                                          FINANCIAL DATA (mil): US
                                                            Date of       LTM
                                                            Fin.        03/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91
                                                                        --------- --------- --------- --------- --------- ----------

Rank Value(2)   :    119.4 US   Attitude  :Friendly         Net Sales         4.7       3.6       4.1       6.4       5.2      1.8
Value (1)       :    107.6 US   Defensive                   Net Income      -45.9     -48.1     -44.4     -18.5     -15.9     -8.3
Price/Share     :   19.50        Tactics : Not Applicable   EPS              -3.162    -3.428    -4.542    -1.895    -1.70    -1.348
Shares Out(mil) :        19.34                              Assets          106.4     120.2      82.3     124.3     130.2     38.1
                                                            Cash Flow       -39.2     -41.8     -39.7     -21.5     -21.1     -7.4

 Techniques:                      Litigation: No
    Going Private                 Outcome   :
    Tender Offer
    Tender/Merger

                              Stock Premiums
                              --------------
                              1 Day Prior  :    +4.7  P/E Ratio       :          Cash & Marketable Securities (mil):      0.1
                              1 Week Prior :   +69.6  Book Value/Share:   6.08   Short-Term Debt (mil)             :      6.9
                              4 Weeks Prior:   +59.2  Price/Book      :   3.21   Long-Term Debt (mil)              :      5.0


                              Transaction History

Event                                                                           Value    Price/
Date        Target Name                      Acquiror Name                      (mil)    Share   Event
---------   ------------------------------   ------------------------------    --------  ------  --------------------------------

05/24/96    SyStemix Inc(Sandoz AG)          Sandoz Ltd                         93.8 US  17.00   Unsolicited offer to acquire
                                                                                                 remaining 27% is disclosed

06/06/96    SyStemix Inc(Sandoz AG)          Sandoz Ltd                         93.8 US  17.00   3 independent directors are
                                                                                                 considering proposal by Sandoz

10/29/96    SyStemix Inc(Sandoz AG)          Sandoz Ltd                         93.8 US  17.00   SyStemix rejects Sandoz $17
                                                                                                 per share offer

01/13/97    SyStemix Inc(Novartis AG)        Sandoz Ltd                        107.6 US  19.50   Terms are amended -

01/16/97    SyStemix Inc(Novartis AG)        Novartis AG                       107.6 US  19.50   Tender offer is launched -

02/14/97    SyStemix Inc(Novartis AG)        Novartis AG                       107.6 US  19.50   Tender offer is completed; 4.7
                                                                                                 mil shares accepted

02/16/97    SyStemix Inc(Novartis AG)        Novartis AG                       107.6 US   19.50   Merger is completed -
-----------------------------------------------------------------------------------------------------------------------------------

Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report

                                                                                                         Date Announced: 07/01/96
                                                                                                         Date Effective: 08/08/96
                                                                                                     Date Unconditional: 07/18/96
                                                                                                                 Status: Completed
 Target Name:                     Acquiror Name:                   Synopsis:
   Macallan-Glenlivet PLC           Investor Group                 An investor group comprised of Highland Distilleries (HD)
                                                                   and Suntory (ST) completed its tender offer to acquire the
 Location:                        Location:                        remaining 49% in Macallan-Glenlivet (MG) that it did not
   United Kingdom                   United Kingdom                 already own for an estimated 88 mil British pounds ($137.17 mil US) in cash. HD offered 1.525 pounds ($2.38) per
 Business Description:            Business Description:            ordinary share and 5.234 pounds ($8.16) per 1 pound ($1.56)
   Produce distilled liquors        Investor group                 nominal of MG's convertible unsecured loan stock. MG
                                                                   shareholders had a choice of receiving all or part of the
 SIC Codes:                       SIC Codes:                       consideration in convertible bonds or loan notes. Earlier,
   2085                             6799                           HD acquired 26% in MG from Remy Cointreau.

 Ticker Symbol:                   Ticker Symbol:
   MGLT                             -

 Advisors:                        Advisors:
   SBC Warburg                      Baring Brothers & Co., Limited

                                                                                            FINANCIAL DATA (mil): STG
                                                            Date of        LTM
                                                            Fin.         12/31/95  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91
                                                                         --------- --------- --------- --------- --------- ---------

Rank Value(2)   :     88.0 STG  Attitude  :Friendly         Net Sales        18.7      18.7      17.2      15.5      16.8     17.4
Value (1)       :     88.0 STG  Defensive                   Pre-Tax Inc.      7.1       7.1       6.7       5.7       7.0      7.3
Price/Share     :    1.53        Tactics : Not Applicable   Net Income        5.7       5.7       4.8       4.2       5.2      5.2
Shares Out(mil) :       117.38                              EPS               0.049     0.049     0.041     0.036     0.045    0.049
                                                            Assets           63.6      63.6      60.2      55.6      52.1     48.4
                                                            Net Assets       55.1      55.1      50.8      47.4      44.5     40.2
Techniques:                      Litigation: No
   Acquiror is an Investor Group Outcome   :
   Tender Offer
   Tender/Merger

                                                      P/E Ratio       :  31.122  Cash & Marketable Securities (mil):      8.9
                                                      Book Value/Share:   0.47   Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :   3.25

                        Summary of Related Transactions

 Transaction Type        Date      Status               Participant(s)
Acq. Part. Int.          01/22/96  Completed            Macallan-Glenlivet PLC         / Highland Distilleries Co PLC


                              Transaction History

Event                                                                          Value      Price/
Date        Target Name                      Acquiror Name                     (mil)      Share    Event
--------    ------------------------------   ------------------------------    -----      ------   --------------------------------
07/01/96    Macallan-Glenlivet PLC           Investor Group                        -         -     Tender offer for remaining 49%
                                                                                                   stake is launched
07/12/96    Macallan-Glenlivet PLC           Investor Group                        -         -     Macallan board reluctantly
                                                                                                   recommends offer to sh holders
07/17/96    Macallan-Glenlivet PLC           Investor Group                        -         -     Highland shareholders approve
                                                                                                   offer at EGM
07/18/96    Macallan-Glenlivet PLC           Investor Group                        -         -     Offer unconditional and
                                                                                                   extended to Aug 1, 1996
08/06/96    Macallan-Glenlivet PLC           Investor Group                        -         -     Highland and Suntory now hold
                                                                                                   98.1% on fully diluted basis
08/08/96    Macallan-Glenlivet PLC           Investor Group                        -         -     Tender offer is completed -
-----------------------------------------------------------------------------------------------------------------------------------

Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report

                                                                                                         Date Announced: 08/08/96
                                                                                                         Date Effective: 09/17/96
                                                                                                                 Status: Completed
 Target Name:                     Acquiror Name:                   Synopsis:
   Roto-Rooter Inc(Chemed Corp)     Chemed Corp                    Chemed acquired the remaining 45.06% stake, or 2.45 mil
                                                                   common shares, that it did not already own in Roto-Rooter
 Location:                        Location:                        (RR) for $41 in cash per share, or a total value of $93.58
   Ohio                             Ohio                           mil. Earlier, Chemed completed its tender offer for the
                                                                   remaining 2.15 mil common shares, that it did not already
 Business Description:            Business Description:            own, in Roto-Rooter by accepting 2.1 mil common shares, or
   Provide plumbing services;       Manufacture industrial         90.8% of the company's common stock outstanding.
   manufactures related equipment   chemicals, water and waste
   and consumer products            treatment chemicals, soap,
                                    detergents, and janitorial
                                    equipment and supplies;
                                    provide residential sewer and
                                    drain cleaning services

 SIC Codes:                       SIC Codes:
   7699 3589 2842 6794              2819 2899 2841 2842 7699 4952

 Ticker Symbol:                   Ticker Symbol:
   ROTO                             CHE

 Advisors:                        Advisors:
   J. J. B. Hilliard, W. L. Lyons   CS First Boston
   Goldman, Sachs & Co.

                                                                                           FINANCIAL DATA (mil): US
                                                            Date of       LTM
                                                            Fin.        06/30/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91
                                                                        --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :     93.6 US   Attitude  :Friendly        Net Sales       190.5     179.7     171.9     136.4     104.7     84.8
 Value (1)       :     93.6 US   Defensive                  Net Income       10.7       9.8       9.0       8.4       6.9      5.9
 Price/Share     :   41.00        Tactics : Shareholder     EPS               2.054     1.897     1.731     1.586     1.327    1.182
 Shares Out(mil) :         5.44                             Assets          154.1     149.9     137.4     129.0      93.5     83.3
                                                            Cash Flow        24.9      23.6      23.2      19.5      15.1     11.6

 Techniques:                      Litigation: No
    Tender Offer                  Outcome   :
    Tender/Merger

                              Stock Premiums
                              --------------
                              1 Day Prior  :   +12.3  P/E Ratio       :  19.961  Cash & Marketable Securities (mil):      3.8
                              1 Week Prior :   +12.3  Book Value/Share:  14.50   Short-Term Debt (mil)             :        -
                              4 Weeks Prior:   +11.2  Price/Book      :   2.83   Long-Term Debt (mil)              :      6.9


                              Transaction History

Event                                                                             Value   Price/
Date        Target Name                      Acquiror Name                        (mil)   Share    Event
---------   ------------------------------   ------------------------------      -------  ------   --------------------------------

08/08/96    Roto-Rooter Inc(Chemed Corp)     Chemed Corp                         93.6 US   41.00   Tender offer is planned -

08/09/96    Roto-Rooter Inc(Chemed Corp)     Chemed Corp                         93.6 US   41.00   Tender offer to be launched on
                                                                                                   August 14

08/14/96    Roto-Rooter Inc(Chemed Corp)     Chemed Corp                         93.6 US   41.00   Tender offer is launched -

08/27/96    Roto-Rooter Inc(Chemed Corp)     Chemed Corp                         93.6 US   41.00   Special committee of Roto's
                                                                                                   board takes a neutral position

08/30/96    Roto-Rooter Inc(Chemed Corp)     Chemed Corp                         93.6 US   41.00   Roto-Rooter advisor says offer
                                                                                                   is fair

09/12/96    Roto-Rooter Inc(Chemed Corp)     Chemed Corp                         93.6 US   41.00   Tender offer is completed -

09/17/96    Roto-Rooter Inc(Chemed Corp)     Chemed Corp                         93.6 US   41.00   Acquisition of remaining
                                                                                                   41.85% is completed
-----------------------------------------------------------------------------------------------------------------------------------

Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report


                                                                                                         Date Announced: 08/26/96
                                                                                                         Date Effective: 12/31/96
                                                                                                                 Status: Completed
 Target Name:                     Acquiror Name:                   Synopsis:
   Bankers Life Holding Corp        Conseco Inc                    Conseco acquired the remaining 11.5% stake, or 5.844 mil
   (Conseco Inc)                                                   common shares, which it did not already own, in Bankers Life
                                                                   Holding (BLH) for $25 in Conseco common shares per BLH
 Location:                        Location:                        share, or a total value of $120.838 mil.
   Illinois                         Indiana

 Business Description:            Business Description:
   Life and casualty insurance      Insurance holding company;
   company                          provide financial services

 SIC Codes:                       SIC Codes:
   6311 6331 6719                   6311 6321 6331 6351 6719 6282

 Ticker Symbol:                   Ticker Symbol:
   BLH                              CNC

 Advisors:                        Advisors:


                                                                                           FINANCIAL DATA (mil): US
                                                             Date of      LTM
                                                             Fin.       06/30/96  12/31/95  12/31/94  12/31/93  12/31/92   12/31/91
                                                                        --------- --------- --------- --------- ---------  ---------
Rank Value(2)   :    120.8 US   Attitude  :Friendly         Net Sales    1,552.0   1,527.2   1,437.9   1,456.3   1,236.3   1,185.0
Value (1)       :    120.8 US   Defensive                   Net Income     140.3     128.3     133.6     136.0      68.6      45.4
Price/Share     :   25.00        Tactics : Not Applicable   EPS              2.777     2.456     2.491     2.629     1.877     1.297
Shares Out(mil) :        50.48                              Assets       4,867.3   4,785.2   3,928.8   3,934.8   3,367.5   2,238.6
                                                            Cash Flow      468.0     456.7     419.6     443.0     131.2      79.6

Techniques:                      Litigation: No
   Not Applicable                Outcome   :

                              Stock Premiums
                              --------------
                              1 Day Prior  :   +14.9  P/E Ratio       :   9.003  Cash & Marketable Securities (mil):       -
                              1 Week Prior :   +10.5  Book Value/Share:  19.87   Short-Term Debt (mil)             :       -
                              4 Weeks Prior:   +11.7  Price/Book      :   1.26   Long-Term Debt (mil)              :    297.9



                              Transaction History

Event                                                                           Value      Price/
Date        Target Name                      Acquiror Name                      (mil)      Share   Event
---------   ------------------------------   ------------------------------    --------    ------  --------------------------------
08/26/96    Bankers Life Holding(Conseco)    Conseco Inc                       120.8 US    25.00   Agreement to acquire remaining
                                                                                                   9.5% stake is disclosed
12/31/96    Bankers Life Holding(Conseco)    Conseco Inc                       120.8 US    25.00   Acquisition of remaining 9.5%
                                                                                                   stake is completed
-----------------------------------------------------------------------------------------------------------------------------------

Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report

                                                                                                         Date Announced: 09/04/96
                                                                                                         Date Effective: 11/06/96
                                                                                                     Date Unconditional: 11/06/96
                                                                                                                 Status: Completed
 Target Name:                     Acquiror Name:                   Synopsis:
   Transocean Drilling A/S          Sonat Offshore Drilling Inc    Sonat Offshore Drilling (SO) completed its mandatory tender offer to acquire the remaining estimated 6% stake, or about
 Location:                        Location:                        3.16 mil ordinary shares, in Transocean Drilling (TD) that
   Norway                           Texas                          it did not already own at 18.34 British pounds ($28.74 US)
                                                                   per share, for a total of 1.83 mil pounds ($2.87 mil) in
 Business Description:            Business Description:            cash. Previously SO agreed to merge with TD in a stock swap
   Provide oil and gas field        Oil drilling contractor        transaction.
   services

 SIC Codes:                       SIC Codes:
   1389                             1381

 Ticker Symbol:                   Ticker Symbol:
   AKDR                             RIG

 Advisors:                        Advisors:

                                                                                              FINANCIAL DATA (mil): -
                                                            Date of       LTM
                                                            Fin.
                                                                        --------- --------- --------- --------- --------- ---------

Rank Value(2)   :      1.8 STG  Attitude  :Friendly         Net Sales          -         -         -         -         -        -
Value (1)       :      1.8 STG  Defensive                   Pre-Tax Inc.       -         -         -         -         -        -
Price/Share     :   18.34        Tactics : Not Applicable   Net Income         -         -         -         -         -        -
Shares Out(mil) :        52.67                              EPS                -         -         -         -         -        -
                                                            Assets             -         -         -         -         -        -
                                                            Net Assets         -         -         -         -         -        -
Techniques:                      Litigation: No
   Tender Offer                  Outcome   :
   Tender/Merger

                                                      P/E Ratio       :          Cash & Marketable Securities (mil):       -
                                                      Book Value/Share:    -     Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :

                        Summary of Related Transactions

 Transaction Type         Date      Status              Participant(s)
Merger                   04/25/96  Completed            Transocean Drilling A/S        / Sonat Offshore Drilling

                              Transaction History

Event                                                                          Value     Price/
Date          Target Name                       Acquiror Name                  (mil)     Share    Event
---------   ------------------------------   --------------------------     -----------  ------   ------------------------------
04/25/96    Transocean Drilling A/S          Sonat Offshore Drilling        9,514.2 STG  180.64   Stock swap merger is planned -
05/02/96    Transocean Drilling A/S          Sonat Offshore Drilling        9,416.3 STG  178.79   Sonat sweetens merger bid -
05/03/96    Transocean Drilling A/S          Reading & Bates Corp           9,633.4 STG  182.90   Competing stock swap
                                                                                                  acquisition is planned
05/03/96    Transocean Drilling A/S          Reading & Bates Corp           9,633.4 STG  182.90   Transocean rejects R&B bid for
                                                                                                  Sonat offer
05/07/96    Transocean Drilling A/S          Reading & Bates Corp           9,975.4 STG  189.40   R&B sweetens its bid; no
                                                                                                  comment from Transocean
05/08/96    Transocean Drilling A/S          Reading & Bates Corp           9,975.4 STG  189.40   R&B says it has not yet heard
                                                                                                  back from Transocean
05/09/96    Transocean Drilling A/S          Sonat Offshore Drilling        9,416.3 STG  178.79   Transocean board will pursue
                                                                                                  merger w/Sonat despite R&B bid
05/10/96    Transocean Drilling A/S          Reading & Bates Corp           9,975.4 STG  189.40   Tiger Management,shareholder
                                                                                                  of 22% of TD,favors R&B offer
05/13/96    Transocean Drilling A/S          Reading & Bates Corp           9,975.4 STG  189.40   R&B is to proceed with offer
                                                                                                  despite rejection by TD board
05/15/96    Transocean Drilling A/S          Reading & Bates Corp           9,975.4 STG  189.40   Shares in Transocean have been
                                                                                                  given a "hold" rating
05/16/96    Transocean Drilling A/S          Sonat Offshore Drilling        9,416.3 STG  178.79   TD reaffirms commitment to
                                                                                                  merger with Sonat Offshore
05/20/96    Transocean Drilling A/S          Sonat Offshore Drilling        9,368.9 STG     -     Terms are sweetened slightly -
05/21/96    Transocean Drilling A/S          Sonat Offshore Drilling        9,368.9 STG     -     Tiger Mgmt agrees to sell its
                                                                                                  shares to Sonat Offshore
05/22/96    Transocean Drilling A/S          Sonat Offshore Drilling        9,368.9 STG     -     With support of Tiger Mgmt it
                                                                                                  appears Sonat bid will succeed
06/04/96    Transocean Drilling A/S          Reading & Bates Corp           9,975.4 STG  189.40   Tender offer is withdrawn -
06/05/96    Transocean Drilling A/S          Sonat Offshore Drilling        9,368.9 STG     -     Sonat celebrates victory with
                                                                                                  news or Reading suspending bid
06/06/96    Transocean Drilling A/S          Sonat Offshore Drilling        9,368.9 STG     -     Federal Trade Commission
                                                                                                  approves Sonat,TD merger
06/06/96    Transocean Drilling A/S          Reading & Bates Corp           9,975.4 STG  189.40   R&B says would re-enter race
                                                                                                  for TD if circumstances right
06/25/96    Transocean Drilling A/S          Sonat Offshore Drilling        9,368.9 STG     -     Transocean CEO hopeful Sonat
                                                                                                  merger finalized in August
08/05/96    Transocean Drilling A/S          Sonat Offshore Drilling        9,368.9 STG     -     Exchange offer between Sonat
                                                                                                  and Transocean begins
08/06/96    Transocean Drilling A/S          Sonat Offshore Drilling        9,368.9 STG     -     Deal should be completed on
                                                                                                  September 3
08/28/96    Transocean Drilling A/S          Sonat Offshore Drilling        9,368.9 STG     -     Norex, who holds 2.7 mil shs
                                                                                                  in Trans, will sell to Sonat
08/29/96    Transocean Drilling A/S          Sonat Offshore Drilling        9,368.9 STG     -     Norex affiliate which owns
                                                                                                  177,500 shs to accept offer
09/03/96    Transocean Drilling A/S          Sonat Offshore Drilling        9,368.9 STG     -     Acquisition of 94% interest is
                                                                                                  completed
09/04/96    Transocean Drilling A/S          Sonat Offshore Drilling            1.8 STG   18.34   Intentions to launch offer for
                                                                                                  remaining 6% are disclosed
11/06/96    Transocean Drilling A/S          Sonat Offshore Drilling            1.8 STG   18.34   Acquisition of remaining 6%
                                                                                                  stake is completed via tender
-----------------------------------------------------------------------------------------------------------------------------------

Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report


                                                                                                         Date Announced: 09/09/96
                                                                                                         Date Effective: 09/23/96
                                                                                                                 Status: Completed
 Target Name:                     Acquiror Name:                   Synopsis:
   Crocker Realty Trust Inc         Highwoods Properties Inc       Highwoods Properties (HW) acquired the remaining 23% stake,
   (Highwoods Properties Inc)                                      which it did not already own, in Crocker Realty Trust (CRK)
                                                                   for approximately $76.13 mil. Earlier, HW acquired a 77%
 Location:                        Location:                        interest, or 20.79 mil common shares, in CRK, including the
   Florida                          North Carolina                 47.6% stake held by Apollo Real Estate Advisors and the
                                                                   32.6% stake held by AEW Partners, for $11.02 in cash per
 Business Description:            Business Description:            share, or a total value of $537.54 mil, including $240 mil
   Real estate investment firm      Real estate investment trust   in the assumption of liabilities.

 SIC Codes:                       SIC Codes:
   6798 6519                        6798

 Ticker Symbol:                   Ticker Symbol:
   CKT                              HIW

 Advisors:                        Advisors:


                                                                                           FINANCIAL DATA (mil): US
                                                            Date of       LTM
                                                            Fin.        06/30/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91
                                                                        --------- --------- --------- --------- --------- ---------

Rank Value(2)   :     76.1 US   Attitude  :Friendly         Net Sales        60.5      43.3      37.0        -         -        -
Value (1)       :     76.1 US   Defensive                   Net Income        4.9       4.3       6.7        -         -        -
Price/Share     :   11.88        Tactics : Not Applicable   EPS               0.22      0.31       -         -         -        -
Shares Out(mil) :        28.24                              Assets          416.1     324.7     223.2        -         -        -
                                                            Cash Flow        35.0      27.6      26.1        -         -        -

Techniques:                      Litigation: No
   Not Applicable                Outcome   :

                              Stock Premiums
                              --------------
                              1 Day Prior  :   +18.8  P/E Ratio       :  54.000  Cash & Marketable Securities (mil):      9.8
                              1 Week Prior :   +20.3  Book Value/Share:   5.81   Short-Term Debt (mil)             :    244.3
                              4 Weeks Prior:   +21.8  Price/Book      :   2.05   Long-Term Debt (mil)              :       -


                        Summary of Related Transactions

Transaction Type         Date      Status               Participant(s)

Acq. Maj. Int.           04/29/96  Completed            Crocker Realty Trust Inc       / Highwoods Properties Inc

                              Transaction History

Event                                                                          Value      Price/
Date        Target Name                      Acquiror Name                     (mil)      Share    Event
---------   ------------------------------   ----------------------------    --------     ------   --------------------------------
04/29/96    Crocker Realty Trust Inc         Highwoods Properties Inc        537.5 US      11.02   Agreement to acquire 77%
                                                                                                   interest is disclosed

09/04/96    Crocker Realty Trust Inc         Highwoods Properties Inc        537.5 US      11.02   Crocker shareholders to vote
                                                                                                   on Highwoods' offer on Sep 20

09/09/96    Crocker Realty Trust Inc         Highwoods Properties Inc        537.5 US      11.02   Acquisition of 77% interest is
                                                                                                   completed

09/09/96    Crocker Realty Trust Inc         Highwoods Properties Inc           -            -     Agreement to acquire the
                                                                                                   remaining 23% is disclosed
09/23/96    Crocker Realty Trust Inc         Highwoods Properties Inc           -            -     Acquisition of remaining 23%
                                                                                                   is completed
-----------------------------------------------------------------------------------------------------------------------------------

Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report


                                                                                                         Date Announced: 09/17/96
                                                                                                         Date Effective:
                                                                                                     Date Unconditional:
                                                                                                                 Status: Withdrawn
 Target Name:                     Acquiror Name:                   Synopsis:
   Multi-Purpose Capital Holdings   Multi-Purpose Holdings Bhd     Multi-Purpose Holdings withdrew its mandatory tender offer
   Bhd (Multi-Purpose Holdings)                                    to acquire the remaining 23.6% stake, or 52,000,000 ordinary shares, that it did not already own in Multi-Purpose Capital
 Location:                        Location:                        Holdings for 2.60 Malaysian ringgit ($1.04 US) in cash per
   Malaysia                         Malaysia                       share, or a total of 135.2 mil ringgit ($54.18 mil). The
                                                                   withdrawal was due to the refusal by the Malaysian
 Business Description:            Business Description:            Securities Commission to approve the offer.
   Investment holding company       Investment holding company

 SIC Codes:                       SIC Codes:
   6799 6719                        6799 6719

 Ticker Symbol:                   Ticker Symbol:
   -                                MLPM

 Advisors:                        Advisors:


                                                                                            FINANCIAL DATA (mil): RG
                                                             Date of      LTM
                                                             Fin.       12/31/95  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91
                                                                        --------- --------- --------- --------- --------- ----------
 Rank Value(2)   :    135.2 RG   Attitude  :Friendly         Net Sales    2,874.0   2,874.0   2,612.1   2,548.4   1,841.5  1,253.0
 Value (1)       :    135.2 RG   Defensive                   Pre-Tax Inc.   525.9     525.9     449.9     419.6     304.9    202.8
 Price/Share     :    2.60        Tactics : Not Applicable   Net Income     131.5     131.5     124.3      78.0      56.3     48.6
 Shares Out(mil) :       220.34                              EPS              0.175     0.175     0.166     0.104     0.075    0.065
                                                             Assets       9,703.6   9,703.6   7,177.7   6,265.1   5,053.2  4,112.4
                                                             Net Assets   2,945.2   2,945.2   2,445.1   1,928.3   1,352.9  1,178.9
 Techniques:                      Litigation: No
    Tender Offer                  Outcome   :
    Tender/Merger

                                                      P/E Ratio       :  14.857  Cash & Marketable Securities (mil):    748.7
                                                      Book Value/Share:   1.83   Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :   1.42



                              Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
---------   ------------------------------   ----------------------------     --------    ------   --------------------------------
09/17/96    Multi-Purpose Capital Holdings   Multi-Purpose Holdings Bhd       135.2 RG     2.60    Tender offer for remaining
                                                                                                   23.6% stake is launched
12/06/96    Multi-Purpose Capital Holdings   Multi-Purpose Holdings Bhd       135.2 RG     2.60    Tender offer for remaining
                                                                                                   23.6% stake is withdrawn
-----------------------------------------------------------------------------------------------------------------------------------

Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report

                                                                                                         Date Announced: 09/20/96
                                                                                                         Date Effective: 12/11/96
                                                                                                     Date Unconditional: 12/11/96
                                                                                                                 Status: Completed
 Target Name:                     Acquiror Name:                   Synopsis:
   Lloyds Abbey Life PLC (Lloyds     Lloyds TSB Group PLC          Lloyds TSB Group (TSB) acquired the remaining 37.4% stake,
   TSB Group PLC)                                                  or 262.04 mil ordinary shares, in Lloyds Abbey Life (LAL)
                                                                   that it did not already own in its tender offer for 1.66 bil
 Location:                        Location:                        British pounds ($2.59 bil US). TSB offered 6 new ordinary
   United Kingdom                   United Kingdom                 shares and 3 pounds ($4.76) cash for every 7 LAL shares
                                                                   held. Based on TSB's closing stock price of 3.91 pounds
 Business Description:            Business Description:            ($6.08) on Sep 19, 1996, each LAL share was valued at 6.35
   Insurance company; holding       Bank                           pounds ($9.88). Alternatively, TSB offered LAL shareholders
   company                                                         the option of receiving cash for half of their entitlement to TSB shares.
 SIC Codes:                       SIC Codes:
   6311 6321 6331 6719              6000

 Ticker Symbol:                   Ticker Symbol:
   LLOL                             -

 Advisors:                        Advisors:
   SBC Warburg                      Baring Brothers & Co., Limited

                                                                                            FINANCIAL DATA (mil): STG
                                                             Date of       LTM
                                                             Fin.        12/31/95   12/31/95  12/31/94  12/31/93  12/31/92  12/31/91
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :  1,664.3 STG  Attitude  :Friendly         Net Sales         -         -         -         -         -        -
 Value (1)       :  1,664.3 STG  Defensive                   Pre-Tax Inc.   -23.3     -23.3        -         -         -        -
 Price/Share     :    6.35        Tactics : Not Applicable   Net Income     -23.3     -23.3        -         -         -        -
 Shares Out(mil) :       700.64                              EPS               -         -         -         -         -        -
                                                             Assets            -         -         -         -         -        -
                                                             Net Assets        -         -         -         -         -        -
 Techniques:                      Litigation: No
    Tender Offer                  Outcome   :
    Tender/Merger

                                                    P/E Ratio       :          Cash & Marketable Securities (mil):       -
                                                    Book Value/Share:    -     Long-Term Liabilities (mil)       :       -
                                                    Price/Book      :


                                                  Transaction History
 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 09/20/96    Lloyds Abbey Life PLC            Lloyds TSB Group PLC             1,533.3 STG   5.85   Intentions to launch tender
                                                                                                    for remaining 37.4% disclosed
 10/11/96    Lloyds Abbey Life PLC            Lloyds TSB Group PLC             1,533.3 STG   5.85   Tender offer to acquire

 12/11/96    Lloyds Abbey Life PLC            Lloyds TSB Group PLC             1,533.3 STG  58.85   Acquisition of remaining 37.4%
                                                                                                    is completed via tender offer
 ----------------------------------------------------------------------------------------------------------------------------------

 Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report


                                                                                                         Date Announced: 10/07/96
                                                                                                         Date Effective: 01/17/97
                                                                                                     Date Unconditional: 01/17/97
                                                                                                                 Status: Completed
 Target Name:                     Acquiror Name:                   Synopsis:
   Calor Group PLC(SHV Holding      SHV Holding Co Ltd(SHV         SHV Holdings Co Ltd, a unit of of SHV Holdings NV, completed
   to Ltd/SHV Holdings NV)          Holdings NV)                   its tender offer to acquire the remaining 48.43% interest, or 81,697,437 ordinary shares, in Calor Group that it did
 Location:                        Location:                        not already own, at 3 British pounds ($4.69 US) in cash per
   United Kingdom                   United Kingdom                 share, or a total of 245.09 mil pounds ($383.08 mil).
                                                                   Alternatively, SHV offered Calor Group 3 pounds ($4.69) in
 Business Description:            Business Description:            loan notes per share, or a total of 245.09 mil ($383.08
   Produce, distribute and retail   Wholesale coal, electrical     mil).
   gas and liquid petroleum; own    appliances, furnishings,
   and operate sporting goods       furniture and jewelry; holding
   stores; holding company          company

 SIC Codes:                       SIC Codes:
   4925 5984 1321 5941 6719         5052 5064 5021 5023 5094 6719

 Ticker Symbol:                   Ticker Symbol:
   CGFL                             -

 Advisors:                        Advisors:
   Kleinwort Benson Limited         SBC Warburg

                                                                                            FINANCIAL DATA (mil): STG
                                                             Date of       LTM
                                                             Fin.        12/31/95  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :    245.1 STG  Attitude  :Friendly         Net Sales      272.5     272.5     271.9     295.9     311.0    362.2
 Value (1)       :    245.1 STG  Defensive                   Pre-Tax Inc.    36.7      36.7      48.8      51.5      33.6     48.8
 Price/Share     :    3.00        Tactics : Not Applicable   Net Income      26.1      26.1      32.2      32.8      20.2     34.3
 Shares Out(mil) :       168.70                              EPS              0.146     0.146     0.191     0.195     0.12     0.181
                                                             Assets         319.5     319.5     312.7     301.8     321.6    354.8
                                                             Net Assets     191.7     191.7     203.2     190.6     182.3     179.6
 Techniques:                      Litigation: No
    Tender Offer                  Outcome   :
    Tender/Merger

                                                    P/E Ratio       :  20.548  Cash & Marketable Securities (mil):     21.0
                                                    Book Value/Share:   1.13   Long-Term Liabilities (mil)       :       -
                                                    Price/Book      :   2.65



                                                  Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   -----------------------------
 10/07/96    Calor Group PLC(SHV Holding)     SHV Holding Co Ltd                 245.1 STG   3.00   Tender offer to acquire

 10/08/96    Calor Group PLC(SHV Holding)     SHV Holding Co Ltd                 245.1 STG   3.00   Calor directors recommend
                                                                                                    offer to shareholders
 01/17/97    Calor Group PLC(SHV Holding)     SHV Holding Co Ltd                 245.1 STG   3.00   Tender offer is completed;
                                                                                                    Calor shares are delisted
 ----------------------------------------------------------------------------------------------------------------------------------

 Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report




                                                                                                         Date Announced: 10/10/96
                                                                                                         Date Effective: 11/27/96
                                                                                                                 Status: Completed
 Target Name:                     Acquiror Name:                   Synopsis:
   WCI Steel Inc(Renco Group Inc)   Renco Group Inc                Renco Group (RG) acquired the remaining 15.53% stake in WCI
                                                                   Steel (WCI) that it did not already own in a transaction
 Location:                        Location:                        valued at $56.54 mil. Earlier, RG completed its tender offer
   Ohio                             New York                       to acquire the remaining 15.53% stake, or 5,654,500 common shares, of WCI for $10 in cash per share by accepting
 Business Description:            Business Description:            5,397,623 shares, or 14.8% of WCI, raising its stake in WCI
   Manufacture specialized and      Manufacture steel products,    to 99.27%.
   non-specialized steel;           furniture, handbags, and wire
   products include hot rolled      products
   high carbon, alloy and high
   strength, silicon electrical,
   nickel flash terne and
   galvanized steel

 SIC Codes:                       SIC Codes:
   3312                             3312 3325 2511 2514 3171 3496

 Ticker Symbol:                   Ticker Symbol:
   WRN                              -

 Advisors:                        Advisors:
   Gleacher NatWest                 Donaldson, Lufkin & Jenrette

                                                                                            FINANCIAL DATA (mil): US
                                                             Date of       LTM
                                                             Fin.        07/31/96  10/31/95  10/31/94  10/31/93  10/31/92  10/31/91
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :    56.5 US   Attitude  :Friendly         Net Sales       597.5     631.0     709.4     578.6     515.7    507.1
 Value (1)       :    56.5 US   Defensive                   Net Income        3.2      15.5      30.9      14.2       0.0      1.0
 Price/Share     :  10.00        Tactics : Not Applicable   EPS               0.087     0.423     0.937     0.441     0.001    -.008
 Shares Out(mil) :       36.40                              Assets          571.9     519.2     481.6     396.3     381.2       -
                                                            Cash Flow        48.5      68.7     102.1      69.3      38.2     32.9

 Techniques:                     Litigation: No
    Going Private                Outcome   :
    Tender Offer
    Tender/Merger             Stock Premiums
                              --------------
                              1 Day Prior  :   +17.6  P/E Ratio       : 114.943  Cash & Marketable Securities (mil):    138.6
                              1 Week Prior :   +29.0  Book Value/Share:   2.02   Short-Term Debt (mil)             :      2.4
                              4 Weeks Prior:   +77.8  Price/Book      :   4.96   Long-Term Debt (mil)              :    209.4

                                                  Transaction History

 Event                                                                        Value    Price/
 Date        Target Name                       Acquiror Name                  (mil)    Share    Event
 ---------  -------------------------------- --------------------------    ---------- -------  -------------------------- ---
 10/10/96    WCI Steel Inc(Renco Group Inc)   Renco Group Inc               56.5 US    10.00   Offer to acquire remaining 16%
                                                                                               is disclosed

 10/23/96    WCI Steel Inc(Renco Group Inc)   Renco Group Inc               56.5 US    10.00   WCI board approve of Renco
                                                                                               Group offer

 10/31/96    WCI Steel Inc(Renco Group Inc)   Renco Group Inc               56.5 US    10.00   Tender offer is launched -

 11/25/96    WCI Steel Inc(Renco Group Inc)   Renco Group Inc               56.5 US    10.00   Tender offer is completed;
                                                                                               acceptances of 5,397,623 shs

 11/27/96    WCI Steel Inc(Renco Group Inc)   Renco Group Inc               56.5 US    10.00   Acquisition of remaining
                                                                                               15.53% stake is completed

 --------------------------------------------------------------------------------------------------------------------------- ---




Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report




                                                                                                         Date Announced: 10/23/96
                                                                                                         Date Effective: 12/12/96
                                                                                                     Date Unconditional: 12/12/96
                                                                                                                 Status: Completed
 Target Name:                     Acquiror Name:                    Synopsis:
   Societe Europeene de             Societe Nationale d'Etudes et   French state-owned Societe Nationale d'Etudes et de
   Propulsion (SEP)                 de Constructions de Moteurs     Contructiones de Moteurs d'Aviation (SNCA) completed its
   (SNECMA/France)                  d'Aviation SA                   tender offer to acquire the remaining 48.74% stake, or
                                                                    1,631,815 ordinary shares, in Societe Europeene de
Location:                         Location:                         Propulsion (SEP), that it did not already own for 625 French
   France                           France                          francs ($122 US) per share, or a total of 1.02 bil francs
                                                                    ($199.1 mil)
 Business Description:            Business Description:
   Manufacture rocket propulsion    Manufacture aircraft engines,
   systems                          aircraft parts, motor vehicle
                                    parts and accessories

 SIC Codes:                       SIC Codes:
   3761 3764 3769                   3724 3728 3714

Ticker Symbol:                    Ticker Symbol:
   EDPP                             -

 Advisors:                        Advisors:

                                                                                            FINANCIAL DATA (mil): FFR
                                                             Date of       LTM
                                                             Fin.        12/31/95  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :  1,020.0 FFR  Attitude  :Friendly         Net Sales     5,431.0   5,431.0   4,895.0   4,556.0   4,562.0  4,663.0
 Value (1)       :  1,020.0 FFR  Defensive                   Pre-Tax Inc.    390.0     390.0     331.0     229.0     180.0    193.0
 Price/Share     :  625.00        Tactics : Not Applicable   Net Income      175.0     175.0     211.0     162.0     114.0    168.0
 Shares Out(mil) :         3.35                              EPS                -         -         -         -         -        -
                                                             Assets        7,084.0   7,084.0   5,291.0   4,622.0   5,184.0  5,395.0
                                                             Net Assets    1,232.0   1,232.0   1,146.0   1,056.0     987.0     882.0
 Techniques:                      Litigation: No
    Tender Offer                  Outcome   :
    Tender/Merger

                                                      P/E Ratio       :  11.958  Cash & Marketable Securities (mil):       -
                                                      Book Value/Share: 367.98   Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :   1.70

                                                  Transaction History

 Event                                                                     Value     Price/
 Date          Target Name                   Acquiror Name                 (mil)     Share    Event
 ---------   -------------------------   --------------------------    ------------- ------   ------------------------------
 10/23/96    SEP(SNECMA/France)          SNECMA(France)                       -         -     Intentions to acquire
                                                                                              remaining 48.74% disclosed
 10/31/96    SEP(SNECMA/France)          SNECMA(France)                 1,020.0 FFR  625.00   Tender offer for remaining
                                                                                              48.74% stake is launched
 11/14/96    SEP(SNECMA/France)          SNECMA(France)                 1,020.0 FFR  625.00   Financial Markets Committee
                                                                                              finds offer acceptable
 12/12/96    SEP(SNECMA/France)          SNECMA(France)                 1,020.0 FFR  625.00   SNECP entitled to 95.57%;offer
                                                                                              completed;compulsory to follow
 -----------------------------------------------------------------------------------------------------------------------------

 Source: Securities Data Company (973) 622-3100                                       Merger/Corporate Transaction Report




                                                                                                         Date Announced: 10/24/96
                                                                                                         Date Effective: 12/13/96
                                                                                                     Date Unconditional: 12/13/96
                                                                                                                 Status: Completed
 Target Name:                     Acquiror Name:                   Synopsis:
   GCG Inc(USG Corp)                USG Corp                       USG completed its tender offer to acquire the remaining
                                                                   24% stake, or 6.025 mil common shares, which it did not already
 Location:                        Location:                        own, in CGC for 11 Canadian dollars ($8.176 US) in cash, per
   Canada                           Illinois                       share, or a total of C$66.28 mil ($49.26 mil), by accepting
                                                                   5.8 mil common shares. The offer had been subject to a
 Business Description:            Business Description:            minimum of 5.43 mil shares, or 90% of shares not owned by
   Manufacture and wholesale        Manufacture gypsum wallboard,  USG, being tendered. The transaction had been been subject
   gypsum wallboard, drywall        wood fiber, metal products and to regulatory approval.
   joint compounds, suspended       interior decorating
   ceiling systems, acoustical      accessories; provide interior
   ceiling tile, raised access      decorating services; holding
   floor systems, soil              company
   conditioners, safety grating,
   shower and tub enclosures and
   mineral fiber insulation

 SIC Codes:                       SIC Codes:
   3275 3296 3299 5032 5033 5039    3275 3292 2493 3312 3354 7389
                                    6719

 Ticker Symbol:                   Ticker Symbol:
   GYP                              USG

 Advisors:                        Advisors:
   ScotiaMcLeod                     RBC Dominion Securities
                                    JP Morgan & Co. Inc.

                                                                                            FINANCIAL DATA (mil): -
                                                             Date of       LTM
                                                             Fin.
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :     66.3 C    Attitude  :Friendly         Net Sales          -         -         -         -         -        -
 Value (1)       :     66.3 C    Defensive                   Pre-Tax Inc.       -         -         -         -         -        -
 Price/Share     :   11.00        Tactics : Not Applicable   Net Income         -         -         -         -         -        -
 Shares Out(mil) :        25.11                              EPS                -         -         -         -         -        -
                                                             Assets             -         -         -         -         -        -
                                                             Net Assets         -         -         -         -         -        -
 Techniques:                      Litigation: No
    Going Private                 Outcome   :
    Tender Offer


                                                      P/E Ratio       :          Cash & Marketable Securities (mil):       -
                                                      Book Value/Share:    -     Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :




 Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report




                                                  Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 10/24/96    GCG Inc                          USG Corp                            66.3 C    11.00   Intentions to launch tender
                                                                                                    offer are disclosed
 10/31/96    GCG Inc                          USG Corp                            66.3 C    11.00   Tender offer for remaining 24%
                                                                                                    interest is launched
 12/03/96    GCG Inc                          USG Corp                            66.3 C    11.00   Offer is extended until Dec
                                                                                                    13; 5.29 mil shares tendered
 12/13/96    GCG Inc                          USG Corp                            66.3 C    11.00   Tender offer is completed; 5.8
                                                                                                    mil shares tendered
 ----------------------------------------------------------------------------------------------------------------------------------






Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report


                                                                                                         Date Announced: 10/30/96
                                                                                                         Date Effective:
                                                                                                     Date Unconditional:
                                                                                                                 Status: Withdrawn
 Target Name:                     Acquiror Name:                    Synopsis:
   San Miguel Brewery Hong Kong     Neptunia Corp(San Miguel Corp)  Neptunia, a unit of Philippine state-owned San Miguel,
   Ltd (Neptunia Corp/San Miguel                                    withdrew its intentions to launch a tender offer for the
   Corp)                                                            remaining 36% stake, or 134,707,500 ordinary shares, that it did not already own in San Miguel Brewery Hong Kong for 3.75
 Location:                        Location:                         Hong Kong dollars ($.485 US) in cash per share, or a total
   Hong Kong                        Philippines                     of HK$505.2 ($65.32 mil).

 Business Description:            Business Description:
   Produce beer and soft drink;     Produce beer; investment firm
   holding company

 SIC Codes:                       SIC Codes:
   2082 2086 6719                   2082 6799

 Ticker Symbol:                   Ticker Symbol:
   SAN                              -

 Advisors:                        Advisors:
                                    JP Morgan & Co. Inc.

                                                                                           FINANCIAL DATA (mil): HK
                                                            Date of       LTM
                                                            Fin.        12/31/95  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :   505.2 HK   Attitude  :Friendly         Net Sales     1,268.5   1,268.5   1,224.0   1,186.5   1,279.1  1,208.5
 Value (1)       :   505.2 HK   Defensive                   Pre-Tax Inc.    200.1     200.1     186.5      51.8      73.4    102.3
 Price/Share     :   3.75        Tactics : Not Applicable   Net Income      165.9     165.9     132.9      32.2      52.5     91.0
 Shares Out(mil) :      374.19                              EPS               0.444     0.444     8.12      0.086     0.141    0.244
                                                             Assets       3,433.3   3,433.3   3,736.0   1,192.6   1,240.1  1,111.3
                                                             Net Assets   2,251.0   2,251.0   2,094.1     692.1     660.4    671.7
 Techniques:                      Litigation: No
    Not Applicable                Outcome   :


                                                     P/E Ratio       :   8.446  Cash & Marketable Securities (mil):  1,021.3
                                                     Book Value/Share:   5.58   Long-Term Liabilities (mil)       :       -
                                                     Price/Book      :   0.67



                                                  Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 10/30/96    San Miguel Brewery Hong Kong     Neptunia Corp(San Miguel Corp)     505.2 HK    3.75   Intentions to launch tender
                                                                                                    offer for remaining 36% discl
 04/05/97    San Miguel Brewery Hong Kong     Neptunia Corp(San Miguel Corp)     505.2 HK    3.75   Intentions to launch tend offr
                                                                                                    for remaing 36% are withdrawn
----------------------------------------------------------------------------------------------------------------------------------

Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report

                                                                                                         Date Announced: 11/11/96
                                                                                                         Date Effective: 07/18/97
                                                                                                     Date Unconditional: 07/18/97
                                                                                                                 Status: Completed
 Target Name:                     Acquiror Name:                   Synopsis:
   Telecom Italia SpA(Societa       Telecom Italia SpA(Istitue     Societa Finanziaria Telefonica (STET), a 61%-owned unit of
   Finanziaria telefonica/LKt/      per la Riconstruzione          Italian state-owned Istituto per la Riconstruzione
   Italy)                           Industriale)                   Industriale (IRI), completed its merger with its 62%-owned unit Telecom Italia (TI), prior to STET's privatization, in
 Location:                        Location:                        a stock swap valued at 10.696 tril Italian lire ($6.32 bil
   Italy                            Italy                          US). STET offered 10 new shs ord for every 18 TI shs held.
                                                                   Based on STET's closing price of 7,631 lire ($4.5) on Mar
 Business Description:            Business Description:            13, each TI sh was valued at 4,239.44 lire ($2.5).
   Provide telecommunication and    Provide telecommunications     Previously, IRI intended to split off its 64% in STET. Upon
   installation services            services; holding company      completion, STET was renamed TI.

 SIC Codes:                       SIC Codes:
   4813 4812 4899 1731              4813 4812 4899 6719

 Ticker Symbol:                   Ticker Symbol:
   -                                TI

 Advisors:                        Advisors:
   Istituto Mobilaire Italiano      JP Morgan & Co. Inc.
   Deutsche Morgan Grenfell         Giubergia Warburg SIM SpA
                                    Morgan Stanley

                                                                                            FINANCIAL DATA (mil): LIR
                                                             Date of       LTM
                                                             Fin.        12/31/95  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :10695533  LIR   Attitude  :Friendly        Net Sales   30088000  30088000  29100000  23404000  21555000 19451000
 Value (1)       :10695533  LIR   Defensive                  Pre-Tax Inc.4104000.0 4104000.0 3092000.0 1471000.0 998,000.0730,000.0
 Price/Share     : 4239.44         Tactics : Not Applicable  Net Income  1745000.0 1745000.0 1450000.0 657,000.0 461,000.0486,000.0
 Shares Out(mil) :     6,639.12                              EPS             213.00    213.00    177.00    113.00     84.00    97.00
                                                             Assets      57660772  57660772  61852511         -         -        -
                                                             Net Assets         -         -         -         -         -        -
 Techniques:                      Litigation: No
    Stock Swap                    Outcome   :


                                                    P/E Ratio       :  19.903  Cash & Marketable Securities (mil): 222822.0
                                                    Book Value/Share: 3296.0   Long-Term Liabilities (mil)       :       -
                                                    Price/Book      :   1.29


                                             Summary of Related Transactions

 Transaction Type         Date      Status               Participant(s)
 Acq. Maj. Int.           05/04/92  Pending              Telecom Italia(IT Treasury)    / Investors




 Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report




                                                  Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 05/04/92    Telecom Italia(IT Treasury)      Investors                             -         -     Plans to float 16% of ordinary
                                                                                                    shares are disclosed
 06/12/92    Telecom Italia(IT Treasury)      Investors                             -         -     Price is set for share packets
                                                                                                    in flotation of 16% stake
 06/18/92    Telecom Italia(IT Treasury)      Investors                             -         -     'Share packet' offer is
                                                                                                    oversubscribed
 12/09/92    Telecom Italia(IT Treasury)      Investors                             -         -     Govt may waive option rights
                                                                                                    to succeed in capital raising
 06/30/93    Telecom Italia(IT Treasury)      Investors                             -         -     Prime Minister Ciampi pledges
                                                                                                    fast action on privatization
 07/15/93    Telecom Italia(IT Treasury)      Investors                             -         -     Rome will not divest its stake
                                                                                                    until beginning of 1994
 10/21/93    Telecom Italia(IT Treasury)      Investors                             -         -     Flotation expected in the 2nd
                                                                                                    half of 1994 or 1995
 11/09/93    Telecom Italia(IT Treasury)      Investors                             -         -     Stet share price gyrates due
                                                                                                    to investors' speculation
 11/18/93    Telecom Italia(IT Treasury)      Investors                             -         -     Privatization of STET is the
                                                                                                    main priority of the gov't
 11/26/93    Telecom Italia(IT Treasury)      Investors                             -         -     IRI rejects idea of ceding
                                                                                                    control to core investor group
 02/16/94    Telecom Italia(IT Treasury)      Investors                             -         -     STET may be privatized in
                                                                                                    August 1994
 03/14/94    Telecom Italia(IT Treasury)      Investors                             -         -     Communist Refoundation party
                                                                                                    wants to merge STET with RAI
 03/18/94    Telecom Italia(IT Treasury)      Investors                             -         -     Govt plans to limit shrholders
                                                                                                    to less than 3% in STET each
 03/30/94    Telecom Italia(IT Treasury)      Investors                             -         -     Pirelli hopes to cooperate
                                                                                                    with STET, may acquire a stake
 04/08/94    Telecom Italia(IT Treasury)      Investors                             -         -     Alcatel Alsthom, Pirelli to
                                                                                                    acquire joint stake in STET
 04/10/94    Telecom Italia(IT Treasury)      Investor Group                        -         -     Acquisition bid is rejected -
 04/18/94    Telecom Italia(IT Treasury)      Investors                             -         -     New govt predicted not to
                                                                                                    change privatizatn plans
 04/27/94    Telecom Italia(IT Treasury)      Investors                             -         -     Number of shares to be offered
                                                                                                    will be determined by advisors
 05/12/94    Telecom Italia(IT Treasury)      Investors                             -         -     Upper House wants STET to
                                                                                                    become public co w/golden shre
 06/14/94    Telecom Italia(IT Treasury)      Investors                             -         -     Privatization will proceed on
                                                                                                    schedule
 07/07/94    Telecom Italia(IT Treasury)      Investors                             -         -     Report on potential developmnt
                                                                                                    and choices to be presented
 07/29/94    Telecom Italia(IT Treasury)      Investors                             -         -     Privatization may be delayed
                                                                                                    until 1995
 09/24/94    Telecom Italia(IT Treasury)      Investors                             -         -     Privatization will be
                                                                                                    completed by 6/30/95
 09/30/94    Telecom Italia(IT Treasury)      Investors                             -         -     Privatization will occur in
                                                                                                    three tranches

 Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report

 11/11/94    Telecom Italia(IT Treasury)      Investors                             -         -     Govt will choose second
                                                                                                    adviser by end of November
 01/31/95    Telecom Italia(IT Treasury)      Investors                             -         -     Euromobiliare is appointed as
                                                                                                    second adviser
 02/01/95    STET(IRI/Italy)                  Investors                             -         -     Euromobiliare is appointed as
                                                                                                    second adviser
 02/16/95    Telecom Italia(IT Treasury)      Investors                             -         -     IRI approves procedure for
                                                                                                    choosing coordinating banks
 02/22/95    Telecom Italia(IT Treasury)      Investors                             -         -     IRI plans to split off its 64%
                                                                                                    by the end of 1995
 03/07/95    Telecom Italia(IT Treasury)      Investors                             -         -     Investor group bids for the
                                                                                                    64% stake
 03/07/95    Telecom Italia(IT Treasury)      Investor Group                        -         -     Plans to acquire a 61.27%
                                                                                                    interest is disclosed
 03/08/95    Telecom Italia(IT Treasury)      Investor Group                        -         -     Investor group may need other
                                                                                                    partners for STET interest
 03/09/95    Telecom Italia(IT Treasury)      Investor Group                        -         -     Ital. Democratic Party unhappy
                                                                                                    w/bid; Antitrust worries
 03/09/95    Telecom Italia(IT Treasury)      Investor Group                        -         -     Plans to acquire majority
                                                                                                    interest are intended
 03/13/95    Telecom Italia(IT Treasury)      Investor Group                        -         -     Government is still reviewing
                                                                                                    offers
 03/15/95    Telecom Italia(IT Treasury)      Investors                             -         -     Minister favours "Golden Share
                                                                                                    concept for Stet
 03/17/95    Telecom Italia(IT Treasury)      Investors                             -         -     Employees were suggested to
                                                                                                    bid as one entity for 5% stake
 03/20/95    Telecom Italia(IT Treasury)      Investors                             -         -     Stet's major holding will be
                                                                                                    spun off to shareholders
 03/28/95    Telecom Italia(IT Treasury)      Investor Group                        -         -     Inquiry into legality of bid
                                                                                                    has been opened
 03/31/95    Telecom Italia(IT Treasury)      Investors                             -         -     Italian govt wants foreign
                                                                                                    banks to assist in p'zation
 04/05/95    Telecom Italia(IT Treasury)      Investor Group                        -         -     Eventual shareholders will
                                                                                                    have to bid for the remaining
 04/19/95    Telecom Italia(IT Treasury)      Investor Group                        -         -     IRI is expected to reject
                                                                                                    Mediobanca's proposal
 04/20/95    Telecom Italia(IT Treasury)      Investor Group                        -         -     Acquisition bid is rejected by
                                                                                                    IRI
 04/20/95    Telecom Italia(IT Treasury)      Fininvest SpA                         -         -     Merger intentions are rumored
 04/21/95    Telecom Italia(IT Treasury)      Investor Group                        -         -     IRI intends to go back to
                                                                                                    original split off plans
 04/28/95    Telecom Italia(IT Treasury)      Fininvest SpA                         -         -     Berlusconi confirms merger
                                                                                                    plans
 05/04/95    Telecom Italia(IT Treasury)      Investors                             -         -     Of 8 interested parties, only
                                                                                                    BCI is Italian
 05/09/95    Telecom Italia(IT Treasury)      Investors                             -         -     Splitoff to occur in Autumn,
                                                                                                    pending good mkt conditions
 05/16/95    Telecom Italia(IT Treasury)      Investors                             -         -     Pzation to occur early 1996,
                                                                                                    ENI's pzation is first
 05/17/95    Telecom Italia(IT Treasury)      Investors                             -         -     Pzation could still occur in
                                                                                                    1995
 06/09/95    Telecom Italia(IT Treasury)      Investors                             -         -     STET needs core shareholders

 Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report

                                                                                                    after pzation is completed
 06/14/95    Telecom Italia(IT Treasury)      Investors                             -         -     Mediobanca consortium
                                                                                                    reaffirms offer to acquire
 06/22/95    Telecom Italia(IT Treasury)      Investor Group                        -         -     IMI group also reaffirms offer
                                                                                                    to acquire majority
 07/20/95    Telecom Italia(IT Treasury)      Investors                             -         -     Government now holds 61.27%
                                                                                                    after floatation
 07/27/95    Telecom Italia(IT Treasury)      Investors                             -         -     STET begins trading on NYSE -
 08/03/95    Telecom Italia(IT Treasury)      Investors                             -         -     STET to be fully privatized by
                                                                                                    the end of 1995
 08/04/95    Telecom Italia(IT Treasury)      Investors                             -         -     Parliament hasn't yet fully
                                                                                                    approved law needed for pzatn
 08/09/95    Telecom Italia(IT Treasury)      Investors                             -         -     P'zation timetable delayed by
                                                                                                    failure to approve utility law
 09/07/95    Telecom Italia(IT Treasury)      Investors                             -         -     IRI begins search for advisor,
                                                                                                    firms invited to pitch for job
 10/05/95    Telecom Italia(IT Treasury)      Investors                             -         -     Govt won 2 confidence votes to
                                                                                                    expedite pztn of pub utilities
 10/06/95    Telecom Italia(IT Treasury)      Investors                             -         -     IRI has short list of 6 or 7
                                                                                                    names to evaluate co's worth
 11/09/95    Telecom Italia(IT Treasury)      Investors                             -         -     Govt creates utility watchdog,
                                                                                                    STET sale set for spring 1996
 12/04/95    Telecom Italia(IT Treasury)      Investors                             -         -     Iri appoints JP Morgan and
                                                                                                    Giubergia as advisors
 04/23/96    Telecom Italia(IT Treasury)      Investors                             -         -     Govt hopes to float 61.3% in 2
                                                                                                    or 3 tranches soon
 04/28/96    Telecom Italia(IT Treasury)      Fininvest SpA                         -         -     Merger intentions are
                                                                                                    withdrawn
 05/07/96    Telecom Italia(IT Treasury)      Investors                             -         -     STET to have regulatory
                                                                                                    framework set before sale
 05/10/96    Telecom Italia(IT Treasury)      Investors                             -         -     STET urges speedy telecoms
                                                                                                    liberalisation
 05/29/96    Telecom Italia(IT Treasury)      Investors                             -         -     Prime Minister says STET to be
                                                                                                    privatized very soon
 05/30/96    Telecom Italia(IT Treasury)      Investors                             -         -     Creation of watchdog authority
                                                                                                    is necessary step before pztn
 06/06/96    Telecom Italia(IT Treasury)      Investors                             -         -     Govt says pzation will likely
                                                                                                    not happen until early 1997
 06/14/96    Telecom Italia(IT Treasury)      Investors                             -         -     Plans to form single watchdog
                                                                                                    authority are disclosed
 06/21/96    Telecom Italia(IT Treasury)      Investors                             -         -     Not want STET's pztn to clash
                                                                                                    with Deutsche Telekom's pztn
 06/25/96    Telecom Italia(IT Treasury)      Investors                             -         -     Italian govt pushing for swift
                                                                                                    STET pzation, many obstacles
 07/02/96    Telecom Italia(IT Treasury)      Investors                             -         -     Minister hopes to sell STET by
                                                                                                    year-end; needs Parliament OK
 07/03/96    Telecom Italia(IT Treasury)      Investors                             -         -     Pzation proceed quickly when
                                                                                                    telecom authority be set up
 07/05/96    Telecom Italia(IT Treasury)      Investors                             -         -     Cabinet to meet to examine
                                                                                                    draft bill for STET
 07/11/96    Telecom Italia(IT Treasury)      Investors                             -         -     Cabinet fails to authorize
                                                                                                    watchdog telecom authority

 Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report

 07/15/96    Telecom Italia(IT Treasury)      Investors                             -         -     STET may demerge four of its
                                                                                                    holdings prior to pzation
 07/16/96    Telecom Italia(IT Treasury)      Investors                             -         -     Cabinet to meet to discuss
                                                                                                    draft law on telecom authority
 07/17/96    Telecom Italia(IT Treasury)      Investors                             -         -     Estblshmt of watchdog authrty
                                                                                                    may be ambushed by Communists
 07/19/96    Telecom Italia(IT Treasury)      Investors                             -         -     Government drafts law for
                                                                                                    supervising television sector
 07/23/96    Telecom Italia(IT Treasury)      Investors                             -         -     Privatization expected in
                                                                                                    early 1997
 07/24/96    Telecom Italia(IT Treasury)      Investors                             -         -     Post and Telecom to set up
                                                                                                    watchdog by August for pzation
 08/01/96    Telecom Italia(IT Treasury)      Investors                             -         -     Prime minister may decide to
                                                                                                    restructure STET, then sell it
 08/01/96    Telecom Italia(IT Treasury)      Investors                             -         -     Splitoff date has not yet been
                                                                                                    set
 08/04/96    Telecom Italia(IT Treasury)      Investors                             -         -     Gov't ministers to meet on 8/6
                                                                                                    to set guidelines for splitoff
 08/06/96    Telecom Italia(IT Treasury)      Investors                             -         -     Splitoff is to occur between
                                                                                                    Feb 1, 1997 and Mar 31, 1997
 08/09/96    Telecom Italia(IT Treasury)      Investors                             -         -     Deadline for privatization is
                                                                                                    now Mar 31, 1997
 08/14/96    Telecom Italia(IT Treasury)      Investors                             -         -     Govt considering allowing
                                                                                                    investors to pay in 3 payments
 08/15/96    Telecom Italia(IT Treasury)      Investors                             -         -     Analysts respond favorably to
                                                                                                    payments in installments
 08/19/96    Telecom Italia(IT Treasury)      Investors                             -         -     Communist Refoundation Party
                                                                                                    threatens govt if pzation goes
 08/21/96    Telecom Italia(IT Treasury)      Investors                             -         -     Govt determined to go ahead
                                                                                                    with pzation despite threats
 08/22/96    Telecom Italia(IT Treasury)      Investors                             -         -     Govt confident it can work out
                                                                                                    a compromise w Communist party
 08/23/96    Telecom Italia(IT Treasury)      Investors                             -         -     Fiat's chairman is not
                                                                                                    interested in pzation of STET
 08/29/96    Telecom Italia(IT Treasury)      Investors                             -         -     Govt wants Italians, foreign
                                                                                                    partners to form core of STET
 08/30/96    Telecom Italia(IT Treasury)      Investors                             -         -     Communist party hopes to reach
                                                                                                    agreement in near future
 09/06/96    Telecom Italia(IT Treasury)      Investors                             -         -     STET managing director Pascale
                                                                                                    wants pzation by Feb 1
 09/12/96    Telecom Italia(IT Treasury)      Investors                             -         -     To sell STET by March, key
                                                                                                    legislation must pass by Nov
 09/18/96    Telecom Italia(IT Treasury)      Investors                             -         -     Expressions of interest due by
                                                                                                    October3
 10/28/96    Telecom Italia(IT Treasury)      Investors                             -         -     European Union has given
                                                                                                    Italian govt 6 month extension
 10/29/96    Telecom Italia(IT Treasury)      Investors                             -         -     Public Works Commission
                                                                                                    postpones bill consideration
 10/31/96    Telecom Italia(IT Treasury)      Investors                             -         -     EC Commissioner worried about
                                                                                                    delays in reducing IRI debt
 11/08/96    Telecom Italia(IT Treasury)      Investors                             -         -     Sale of STET could be delayed
                                                                                                    until late 1997

 Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report

 11/11/96    Telecom Italia SpA               Telecom Italia(IT Treasury)           -         -     Merger plans are disclosed -
 11/15/96    Telecom Italia(IT Treasury)      Investors                             -         -     STET gives more details on
                                                                                                    Seat quotation
 01/08/97    Telecom Italia(IT Treasury)      Investors                             -         -     Government plans to sell core
                                                                                                    activites of STET by 3/31/97
 01/27/97    Telecom Italia SpA               Telecom Italia(IT Treasury)           -         -     Govt confirms decision to
                                                                                                    merge two companies
 03/04/97    Telecom Italia SpA               Telecom Italia(IT Treasury)           -         -     Planned merger is to be
                                                                                                    completed by June 1997
 03/14/97    Telecom Italia SpA               Telecom Italia(IT Treasury)    10695533  LIR 4239.4   Stock swap terms are disclosed
 05/01/97    Telecom Italia SpA               Telecom Italia(IT Treasury)    10695533  LIR 4239.4   STET to change its name to
                                                                                                    Telecom Italia SpA
 07/16/97    Telecom Italia SpA               Telecom Italia(IT Treasury)    10695533  LIR 4239.4   Italian Chamber of Deputies
                                                                                                    approve bill for privatization
 07/18/97    Telecom Italia SpA               Telecom Italia(IT Treasury)    10695533  LIR 4239.4   Merger is completed -
 ----------------------------------------------------------------------------------------------------------------------------------





































 Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report

                                                                                                         Date Announced: 11/20/96
                                                                                                         Date Effective:
                                                                                                                 Status: Withdrawn
 Target Name:                     Acquiror Name:                      Synopsis:
   Toy Biz Inc                      Andrews Group Inc (MacAndrews &   Andrews Group (AG), a unit of Maico Holdings' Maico
                                    Forbes Holdings Inc)              Consolidated subsidiary, withdraw its offer to acquire the remaining 33% stake, which it did not already own, in Toy
 Location:                        Location:                           Biz (TB), for an amended $22.5 in cash per share, or a total
   New York                         New York                          value of $208.18 mil. Earlier, AG agreed to acquire the 33%
                                                                      stake in TB for $19 per share. Previously, Marvel
 Business Description:            Business Description:               Entertainment, a unit of AG, agreed to acquire a 67%
   Manufacture games and toys       Provide motion picture and        interest in TB for an undisclosed amount of cash and debt.
                                    video tape distribution
                                    services; publish comic books

 SIC Codes:                       SIC Codes:
   3944                             7822 2721

 Ticker Symbol:                   Ticker Symbol:
   TBZ                              -

 Advisors:                        Advisors:


                                                                                            FINANCIAL DATA (mil): US
                                                             Date of       LTM
                                                             Fin.        09/30/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :    208.2 US   Attitude  :Friendly         Net Sales      247.0    196.4     156.5       89.7     57.9     45.1
 Value (1)       :    208.2 US   Defensive                   Net Income      30.9     28.4      18.0        1.6      0.9      -.3
 Price/Share     :   22.50        Tactics : Not Applicable   EPS              1.135    1.047     0.667      0.06     0.033    -.01
 Shares Out(mil) :       28.71                               Assets         196.2    152.2     104.7       56.9       -        -
                                                             Cash Flow       65.4     59.8      40.7        8.8      5.1       -

 Techniques:                      Litigation: No
    Going Private                 Outcome   :

                                 Stock Premiums
                                 --------------
                                  1 Day Prior   :   +29.5   P/E Ratio       :  19.824  Cash & Marketable Securities (mil):     7.3
                                  1 Week Prior  :   +25.9   Book Value/Share:   6.88   Short-Term Debt (mil)             :      -
                                  4 Weeks Prior :   +20.0   Price/Book      :   3.27   Long-Term Debt (mil)              :      -


                                                Summary of Related Transactions


 Transaction Type       Date            Status                    Participant(s)

 Acq. Maj. Int.        10/17/96         Withdrawn                Toy Biz Inc / Marvel Entertainment Group Inc



                                                    Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 11/18/96    Toy Biz Inc                      Marvel Entertainment Group Inc        -        -     Agreement to acquire 67%
                                                                                                   interest is disclosed
 11/20/96    Toy Biz Inc                      Andrews Group Inc                 174.0 US   19.00   Offer to acquire remaining 33%
                                                                                                   is disclosed

 12/16/96    Toy Biz Inc                      Andrews Group Inc                 208.2 US   22.50   Terms are amended -

 12/17/96    Toy Biz Inc                      Andrews Group Inc                 208.2 US   22.50   Toy Biz board accepts offer -

 01/07/97    Toy Biz Inc                      Andrews Group Inc                 208.2 US   22.50   Offer to acquire remaining 33%
                                                                                                   stake is withdrawn

 01/07/97    Toy Biz Inc                      Marvel Entertainment Group Inc        -        -     Agreement to acquire 67%
                                                                                                   interests is withdrawn
 ----------------------------------------------------------------------------------------------------------------------------------








Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report


                                                                                                         Date Announced: 11/27/96
                                                                                                         Date Effective: 03/27/97
                                                                                                                 Status: Completed
 Target Name:                      Acquiror Name:                   Synopsis:
   Central Tractor Farm & Country    JW Childs Equity Partners LP   JW Childs Equity Partners (JWC) acquired the remaining 34.6%
   Inc                                                              stake, which it did not already own, in Central Tractor Farm
 Location:                        Location:                         & Country (CTF) for $14.25 in cash per share, or a total of
   Iowa                             Massachusetts                   $56.702 mil. The transaction had been subject to regulatory approval. Earlier, JWC raised its stake to 65.4% from 9.9%
 Business Description:            Business Description:             in CTF by acquiring 5,783,515 common shares from Butler
   Own and operate tractor and      Investment company              Capital (BC) and its affiliates. Previously, JWC acquired a
   other miscellaneous farm                                         9.9% stake in CTF by acquiring 1,048,214 common shares from
   hardware stores                                                  BC and its affiliates.

 SIC Codes:                       SIC Codes:
   5251                             6799

 Ticker Symbol:                   Ticker Symbol:
   CTFC                             -

 Advisors:                        Advisors:
   Piper, Jaffray Inc

                                                                                            FINANCIAL DATA (mil): US
                                                             Date of       LTM
                                                             Fin.        11/02/96  11/02/96  11/02/95  11/02/94  11/02/93  11/02/92
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :     56.7 US   Attitude  :Friendly         Net Sales      293.0     293.0     251.7     231.1     202.6    220.6
 Value (1)       :     56.7 US   Defensive                   Net Income       8.7       8.7       8.2       5.2       3.3      0.2
 Price/Share     :   14.25        Tactics : Not Applicable   EPS              0.796     0.796     0.743     0.665     0.419    0.022
 Shares Out(mil) :        11.15                              Assets         159.2     159.2     150.0     139.4     113.2    113.5
                                                             Cash Flow       20.7      20.7      18.6      17.5      14.1      12.5

 Techniques:                      Litigation: No
    Going Private                 Outcome   :
    Financial Acquiror
                               Stock Premiums
                               --------------
                               1 Day Prior  :   +17.5  P/E Ratio       :  17.902  Cash & Marketable Securities (mil):      3.8
                               1 Week Prior :   +17.5  Book Value/Share:   8.51   Short-Term Debt (mil)             :      5.2
                               4 Weeks Prior:   +18.8  Price/Book      :   1.68   Long-Term Debt (mil)              :     17.3


                                             Summary of Related Transactions

 Transaction Type         Date      Status               Participant(s)
 Buyback                  11/18/96  Intended             Shuffle Master Inc             / Shuffle Master Inc
 Acq. Part. Int.          11/27/96  Completed            Central Tractor Farm & Country / JW Childs Equity Partners LP



 Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report



                                                    Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 11/27/96    Central Tractor Farm & Country   JW Childs Equity Partners LP       56.7 US   14.25   Agreement to acquire remaining
                                                                                                   35.5% stake is disclosed

 11/27/96    Central Tractor Farm & Country   JW Childs Equity Partners LP       14.7 US   14.00   Acquisition of 9.9% stake is
                                                                                                   completed

 11/27/96    Central Tractor Farm & Country   JW Childs Equity Partners LP       80.9 US   14.00   Agreement to raise stake to
                                                                                                   64.5% from 9.9% is disclosed

 12/30/96    Central Tractor Farm & Country   JW Childs Equity Partners LP       81.0 US   14.00   Completed stake raise to 65.4%
                                                                                                   from 9.9% is disclosed

 03/27/97    Central Tractor Farm & Country   JW Childs Equity Partners LP       56.7 US   14.25   Acquisition of remaining 35.5%
                                                                                                   interest is completed

 ----------------------------------------------------------------------------------------------------------------------------------



Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report


                                                                                                         Date Announced: 11/27/96
                                                                                                         Date Effective: 04/11/97
                                                                                                     Date Unconditional: 02/26/97
                                                                                                                 Status: Completed
 Target Name:                     Acquiror Name:                   Synopsis:
   Placer Pacific Ltd (Placer       Placer Dome Inc                Placer Dome (PD) acquired the remaining 24.6% stake, or
   Dome Inc)                                                       154,124,166 ordinary shares that it did not already own in
 Location:                        Location:                        Placer Pacific (PP), in a stock swap transaction valued at
   Australia                        Canada                         292.01 mil Australian dollars ($236.62 mil US). PD offered 1 share for every 15 PP shares held. Based on PD's closing
 Business Description:            Business Description:            stock price of AU$28.42 ($23.03) on Nov 26, each PP share
   Gold, silver and copper          Gold, copper, and ferroalloy   was valued at AU$1.89 ($1.53). PP held a 25% stake in
   mining; holding company          mining; holding company        Porgera Gold Project.

 SIC Codes:                       SIC Codes:
   1041 1044 1021 1061 6719         1041 1021 1061 6719

 Ticker Symbol:                   Ticker Symbol:
   PLP                              PDG

 Advisors:                        Advisors:
   Grant Samuel and Associates      Macquarie Corporate Finance
   Bankers Trust Australia
   N. M. Rothschild (Singapore)

                                                                                            FINANCIAL DATA (mil): AU
                                                             Date of       LTM
                                                             Fin.        12/31/95  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :    292.0 AU   Attitude  :Friendly         Net Sales      500.8     500.8     508.1     525.1     606.6    575.4
 Value (1)       :    292.0 AU   Defensive                   Pre-Tax Inc.   123.2     123.2     153.9     129.7     154.2    130.3
 Price/Share     :    1.89        Tactics : Not Applicable   Net Income      69.3      69.3      84.1     110.3      74.9     67.3
 Shares Out(mil) :       626.52                              EPS               -         -         -         -         -        -
                                                             Assets         813.7     813.7     725.9     809.6     785.8    891.0
                                                             Net Assets     574.8     574.8     558.2     637.5     533.4     460.3
 Techniques:                      Litigation: No
    Tender Offer                  Outcome   :
    Tender/Merger
    Stock Swap
                                                    P/E Ratio       :  17.130  Cash & Marketable Securities (mil):     65.4
                                                    Book Value/Share:   0.85   Long-Term Liabilities (mil)       :       -
                                                    Price/Book      :   2.22


                                                  Transaction History

 Event                                                                     Value      Price/
 Date          Target Name                   Acquiror Name                 (mil)      Share    Event
 ---------   -------------------------   ----------------------------- ------------- ------   ------------------------------
 11/27/96    Placer Pacific Ltd          Placer Dome Inc                 292.0 AU    1.89   Intentions to launch tender
                                                                                            for remaining 24.6% disclosed
 11/28/96    Placer Pacific Ltd          Placer Dome Inc                 292.0 AU    1.89   Tender offer to acquire
                                                                                            remaining 24.6% stake launched
 02/04/97    Placer Pacific Ltd          Placer Dome Inc                 292.0 AU    1.89   TN classifies AN's bid as fair
                                                                                            and reasonable
 02/05/97    Placer Pacific Ltd          Placer Dome Inc                 292.0 AU    1.89   Indep Dir plan to reccomend
                                                                                            that share holders accept offr
 02/11/97    Placer Pacific Ltd          Placer Dome Inc                 292.0 AU    1.89   Placer Dome on verge of
                                                                                            completing acquisition
 02/18/97    Placer Pacific Ltd          Placer Dome Inc                 292.0 AU    1.89   Offer extended until 7 March -
 02/26/97    Placer Pacific Ltd          Placer Dome Inc                 292.0 AU    1.89   Offer decl unconditional;accpt
                                                                                            recd for 80.3%
 03/07/97    Placer Pacific Ltd          Placer Dome Inc                 292.0 AU    1.89   Offer extended until Mar 21,
                                                                                            1997;94% shs tendered
 03/09/97    Placer Pacific Ltd          Placer Dome Inc                 292.0 AU    1.89   Offer is extended to March 21;
                                                                                            94% of shares tendered to date
 03/21/97    Placer Pacific Ltd          Placer Dome Inc                 292.0 AU    1.89   Offer extended to Apr 11,1997
                                                                                            -
 04/11/97    Placer Pacific Ltd          Placer Dome Inc                 292.0 AU    1.89   Acquisition is completed as
                                                                                            compulsory acqn begins
 ----------------------------------------------------------------------------------------------------------------------------------

 Footnotes:  (1) Transaction Value in millions (not including net debt of Target)
             (2) Transaction Value in millions (including net debt of Target)






Source: Securities Data Company (973) 622-3100                                           Merger/Corporate Transaction Report


                                                       Date Announced: 12/17/96
                                                       Date Effective: 07/16/97
                                                               Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:
   Allmerica Property & Casualty    Allmerica Financial Corp       Allmerica Financial (AF) acquired the remaining 40.5%
                                                                   interest, or 24.2 mil shares, that it did not already own,
 Location:                        Location:                        in Allmerica Property & Casualty (APC) for approximately
   Massachusetts                    Massachusetts                  $816.867 mil. AF offered a choice of either $17.60 in cash and .4 common shares, or $33 in cash or .85714 APC share,
 Business Description:            Business Description:            previously subject to a collar agreement The shares were
   Insuracne holding company        Provide fire, marine and       valued based on AF's average closing stock price of $40.125
   Insuracne holding company        casualty insurance services    for the 10 trading days prior to the announcement of exact terms.
 SIC Codes:                       SIC Codes:
   6311 6321 6331 6351 6719         6331

Ticker Symbol:                    Ticker Symbol:
   APY                              AFC

 Advisors:                        Advisors:
                                    Merrill Lynch & Co.

                                                                                            FINANCIAL DATA (mil): US
                                                             Date of       LTM
                                                             Fin.        09/30/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :    816.9 US   Attitude  :Friendly         Net Sales     2,160.1   2,095.1   2,004.8   2,051.1   1,923.0 1,807.8
 Value (1)       :    816.9 US   Defensive                   Net Income      161.4     154.2     109.1     265.9     133.7    48.7
 Price/Share     :     -          Tactics : Not Applicable   EPS               2.438     2.282     1.638     4.081     2.161   0.788
 Shares Out(mil) :        59.85                              Assets        5,773.6   5,741.8   5,408.7   5,198.1   4,693.5 3,560.4
                                                             Cash Flow          -         -         -         -         -         -

 Techniques:                      Litigation: No
    Not Applicable                Outcome   :

                              Stock Premiums
                              --------------
                              1 Day Prior  :          P/E Ratio       :  12.441  Cash & Marketable Securities (mil):     96.7
                              1 Week Prior :          Book Value/Share:  23.82   Short-Term Debt (mil)             :     21.6
                              4 Weeks Prior:          Price/Book      :   1.42   Long-Term Debt (mil)              :       -

Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                               Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 12/16/96    Allmerica Property & Casualty    Allmerica Financial Corp              -         -     Plans to acquire remaining
                                                                                                    40.5% interest is disclosed
 12/16/96    Allmerica Property & Casualty    Allmerica Financial Corp              -         -     Agreement to acquire remaining
                                                                                                    40.5% is disclosed
 07/10/97    Allmerica Property & Casualty    Allmerica Financial Corp              -         -     Exact terms are disclosed -
 07/16/97    Allmerica Property & Casualty    Allmerica Financial Corp              -         -     Merger is completed -
 ----------------------------------------------------------------------------------------------------------------------------------




Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                                                       Date Announced: 12/23/96
                                                       Date Effective:
                                                   Date Unconditional:
                                                               Status: Withdrawn

 Target Name:                     Acquiror Name:                   Synopsis:
   Allied Industries                Wiseway Enterprises Ltd        Wiseway Enterprises (WE), a unit of Suryadi Tanuwidjaja,
   International Ltd (Allied        (Suryadi Tanuwidjaja)          failed to acquire the remaining 49.41% stake, or 400,817,379
   Group Ltd)                                                      ordinary shares in Allied Industries International (AI) at
                                                                  .85 Hong Kong dollars ($.11 US) per share, or a total of
 Location:                        Location:                        HK$340.69 mil ($44.02 mil) via a mandatory tender offer.
   Hong Kong                        Indonesia                      During the offer, only 133,300 ordinary shares were
                                                                   tendered. Previously, WE acquired a 50.59% interest, or
 Business Description:            Business Description:            410,389,621 ordinary shares in AI from Allied Group and Allied
   Investment firm; publish         Investment and holding         Properties (Hong Kong).
   magazine; provide business       company
   services; holding company

 SIC Codes:                       SIC Codes:
   6799 2721 2732 7389 6719         6799 6719

 Ticker Symbol:                   Ticker Symbol:
   AII                              -

 Advisors:                        Advisors:

                                                                                            FINANCIAL DATA (mil): -
                                                             Date of       LTM
                                                             Fin.
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :  340.7 HK  Attitude  :Friendly            Net Sales          -        -         -         -         -        -
 Value (1)       :  340.7 HK  Defensive                      Pre-Tax Inc.       -        -         -         -         -        -
 Price/Share     :  0.85        Tactics : Not Applicable     Net Income         -        -         -         -         -        -
 Shares Out(mil) :  811.21                                   EPS                -        -         -         -         -        -
                                                             Assets             -        -         -         -         -        -
                                                             Net Assets         -        -         -         -         -        -
 Techniques:                      Litigation: No
    Tender Offer                  Outcome   :
    Tender/Merger

                                                      P/E Ratio       :          Cash & Marketable Securities (mil):       -
                                                      Book Value/Share:       -  Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :


                                             Summary of Related Transactions

Transaction Type          Date         Status           Participant(s)

Acq. Maj. Int.            12/23/96     Completed        Allied Industries Intl           / Wiseway Enterprises (Suryai)


Source: Securities Data Company (973) 622-3100                                              Merger/Corporate Transaction Report

                               Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 12/23/96    Allied Industries Intl           Wiseway Enterprises (Suryadi)    348.8 HK     0.85    Acquisition of 50.59% interest
                                                                                                    is disclosed
 12/23/96    Allied Industries Intl           Wiseway Enterprises (Suryadi)    340.7 HK     0.85    Tender offer for remaining
                                                                                                    49.41% is launched
 02/04/97    Allied Industries Intl           Wiseway Enterprises (Suryadi)    340.7 HK     0.85    Offer closes; mandatory tender
                                                                                                    offer fails
 ----------------------------------------------------------------------------------------------------------------------------------




Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                                                       Date Announced: 01/16/97
                                                       Date Effective: 03/05/97
                                                   Date Unconditional: 03/05/97
                                                               Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:
   CEP Communication(Havas SA)      Havas SA                       Havas acquired the remaining 22.7% stake, or 5,000,810
                                                                   ordinary shares, that it did not already own in CEP
 Location:                        Location:                        Communications at 470 French francs ($87.37 US) per share,
   France                           France                         or a total of 2.35 bil francs ($436.87 mil).

 Business Description:            Business Description:
   Publish professional             Advertising agency; holding
   magazines; holding company       company

 SIC Codes:                       SIC Codes:
   2721 2741 6719                   7311 7312 6719

Ticker Symbol:                    Ticker Symbol:
   CECO                             AGHP

 Advisors:                        Advisors:
                                    Goldman Sachs Intl Ltd
                                    Lazard Freres & Co.

                                                                                            FINANCIAL DATA (mil): FFR
                                                             Date of       LTM
                                                             Fin.        12/31/95  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :  2,350.0 FFR  Attitude  :Friendly         Net Sales    11,325.0  11,325.0   6,359.0   5,502.0   5,778.0  5,630.0
 Value (1)       :  2,350.0 FFR  Defensive                   Pre-Tax Inc.    962.0     962.0     517.0     422.0     499.0    639.0
 Price/Share     :  470.00        Tactics : Not Applicable   Net Income      458.0     458.0     209.0     178.0     249.0    366.0
 Shares Out(mil) :        22.03                              EPS                -         -         -         -         -        -
                                                             Assets       12,108.0  12,108.0   7,328.0   6,424.0   6,547.0  6,646.0
                                                             Net Assets    5,005.0   5,005.0   3,183.0   2,933.0   2,828.0  2,808.0
 Techniques:                      Litigation: No
    Tender Offer                  Outcome   :
    Tender/Merger

                                                      P/E Ratio       :  22.604  Cash & Marketable Securities (mil):       -
                                                      Book Value/Share: 218.88   Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :   2.15

Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                               Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 01/16/97    CEP Communication(Havas SA)      Havas SA                         2,350.0 FFR 470.00   Tender offer for remaining
                                                                                                    22.7% is launched
 03/05/97    CEP Communication(Havas SA)      Havas SA                         2,350.0 FFR 470.00   Acquisition is completed via
                                                                                                    tender offer
 ----------------------------------------------------------------------------------------------------------------------------------




Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                                                       Date Announced: 01/21/97
                                                       Date Effective: 07/09/97
                                                               Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:
   Mafco Consolidated Group Inc     Mafco Holdings Inc             Mafco Holdings (MH) acquired the remaining 15% interest,
                                                                   which it did not already own, in Mafco Consolidated Group
 Location:                        Location:                        for an amended $33.5 in cash per share, or a total value of
   New York                         New York                       $116.766 mil. Originally, MH offered $38.5 in cash per
                                                                   share, or a total of $134.194 mil.
 Business Description:            Business Description:
   Manufacture and wholesale        Manufacture toilet
   cosmetics, fragrances and        preparations
   beauty care products, licorice
   and flavoring extracts;
   provide videotape duplicating
   services; holding company

 SIC Codes:                       SIC Codes:
   2844 2841 2087 2064 5122 7819    2844
   6719

Ticker Symbol:                    Ticker Symbol:
   MFO                              -

 Advisors:                        Advisors:
   Morgan Stanley

                                                                                            FINANCIAL DATA (mil): US
                                                             Date of       LTM
                                                             Fin.        09/29/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :    116.8 US   Attitude  :Friendly         Net Sales       296.2     261.1     226.9     202.6        -        -
 Value (1)       :    116.8 US   Defensive                   Net Income      119.3      22.5      16.3      10.0        -        -
 Price/Share     :   33.50        Tactics : Not Applicable   EPS               5.31      1.12      0.826     0.504      -        -
 Shares Out(mil) :        23.24                              Assets          729.7     560.6     282.9        -         -        -
                                                             Cash Flow        80.2      64.1      61.4      54.7        -        -

 Techniques:                      Litigation: No
    Going Private                 Outcome   :

                              Stock Premiums
                              --------------
                              1 Day Prior  :   +23.5  P/E Ratio       :   6.309  Cash & Marketable Securities (mil):     19.2
                              1 Week Prior :   +23.5  Book Value/Share:  10.06   Short-Term Debt (mil)             :     11.2
                              4 Weeks Prior:   +27.6  Price/Book      :   3.33   Long-Term Debt (mil)              :    209.9

Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                               Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 01/21/97    Mafco Consolidated Grp(Mafco)    Mafco Holdings Inc                 134.2 US   38.50   Plans to acquire remaining 15%
                                                                                                    stake are disclosed

 02/21/97    Mafco Consolidated Grp(Mafco)    Mafco Holdings Inc                 116.8 US   33.50   Terms are amended; definitive
                                                                                                    agreement to acquire disclosed

 02/24/97    Mafco Consolidated Grp(Mafco)    Mafco Holdings Inc                 116.8 US   33.50   Both boards of directors
                                                                                                    approve acquisition

 07/09/97    Mafco Consolidated Grp(Mafco)    Mafco Holdings Inc                 116.8 US   33.50   Acquisition is completed -

 ----------------------------------------------------------------------------------------------------------------------------------



Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                                                       Date Announced: 01/28/97
                                                       Date Effective: 05/21/97
                                                               Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:
   Calgene Inc(Monsanto Co)         Monsanto Co                    Monsanto acquired the remaining 43.67% stake, which it did not already own, in Calgene for a total value of $242.58
 Location:                        Location:                        mil. Earlier, Monsanto completed its unsolicited tender
   California                       Missouri                       offer to acquire the 45.5% stake in Calgene for a sweetened
                                                                   $8 in cash per share, by accepting 26.8 mil shares.
 Business Description:            Business Description:            Originally, Monsanto offered $7.25 per share.
   Own and operate greenhouse;      Manufacture herbicides and
   produce and develop              other agricultural chemicals,
   agricultural seeds, edible       nylon, acrylic and other man-
   plant oils, and horticultural    made fibers, polyethylene,
   crops; provide plant DNA         polyurethane, vinyl and epoxy
   research and development         resins, aspartame sweeteners,
   services                         NutraSweet, phosphorus, maleic
                                    anhydride and other industrial
                                    chemicals, calcium, ulcer,
                                    anti-infective, arthritis,
                                    insomnia and other
                                    prescription drugs, Fisher
                                    process control instruments,
                                    such as PROVOX for plant and
                                    highway use, soaps and
                                    detergents

 SIC Codes:                       SIC Codes:
   0181 0182 2079 8731              2879 2824 2821 2869 2819 2834
                                    3823 2841 3089

Ticker Symbol:                    Ticker Symbol:
   CGNE                             MTC

 Advisors:                        Advisors:
   Montgomery Securities            Goldman, Sachs & Co.

                                                                                            FINANCIAL DATA (mil): US
                                                             Date of       LTM
                                                             Fin.        09/30/96  06/30/96  06/30/95  06/30/94  06/30/93  06/30/92
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :    242.6 US   Attitude  :Friendly         Net Sales       132.9     105.0      55.4      38.4      29.3    24.2
 Value (1)       :    242.6 US   Defensive                   Net Income     -104.5     -97.0     -30.6     -42.8     -25.2   -18.6
 Price/Share     :    8.00        Tactics : Not Applicable   EPS              -2.513    -2.561    -1.04     -1.713    -1.107  -1.341
 Shares Out(mil) :        67.68                              Assets          203.8     233.3      89.2      78.3      88.4    85.2
                                                             Cash Flow       -92.8     -88.9     -25.8     -38.3     -21.6   -15.4

 Techniques:                      Litigation: No
    Tender Offer                  Outcome   :
    Tender/Merger
                              Stock Premiums
                              --------------
                              1 Day Prior  :   +62.0  P/E Ratio       :          Cash & Marketable Securities (mil):      0.6
                              1 Week Prior :   +60.0  Book Value/Share:   1.25   Short-Term Debt (mil)             :     37.1
                              4 Weeks Prior:   +60.0  Price/Book      :   6.41   Long-Term Debt (mil)              :     45.4

Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                               Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 01/28/97    Calgene Inc(Monsanto Co)         Monsanto Co                        219.1 US    7.25   Unsolicited offer to acquire
                                                                                                    remaining 45% is disclosed

 04/01/97    Calgene Inc(Monsanto Co)         Monsanto Co                        242.6 US    8.00   Definitive agreement to
                                                                                                    acquire 43.67% is disclosed

 04/07/97    Calgene Inc(Monsanto Co)         Monsanto Co                        242.6 US    8.00   Tender offer is launched -

 05/02/97    Calgene Inc(Monsanto Co)         Monsanto Co                        242.6 US    8.00   Tender offer is completed -

 05/21/97    Calgene Inc(Monsanto Co)         Monsanto Co                        242.6 US    8.00   Merger is completed -

 ----------------------------------------------------------------------------------------------------------------------------------




Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                                                       Date Announced: 03/13/97
                                                       Date Effective: 05/21/97
                                                   Date Unconditional: 05/21/97
                                                               Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:
   Austereo Ltd(Village Roadshow    Village Roadshow Corp Ltd      Village Roadshow (VR), via its wholly-owned Village Roadshow
                                                                   Broadcasting subsidiary, completed its sweetened tender
 Location:                        Location:                        offer to acquire the remaining 47.17% stake of the ordinary
   Australia                        Australia                      share capital, or 91,179,669 ordinary shares and 9,000,000 in-the-money options, that it did not already own in
 Business Description:            Business Description:            Austereo (AU) at 2.55 Australian dollars ($2 US) in cash per
   Own and operate radio            Own and operate movie          share and option for a total of AU$222.61 mil ($174.68 mil),
   broadcasting stations            theaters; provide movie and    in open market transactions. Previously, AU offered AU$2.35
                                    video tape distribution and    ($1.84) per VR share.
                                    production services; holding
                                    company

 SIC Codes:                       SIC Codes:
   4832                             7832 7822 6719 7812

Ticker Symbol:                    Ticker Symbol:
   AUE                              VRLU

 Advisors:                        Advisors:
   Grant Samuel and Associates
   N. M. Rothschild & Sons (HK)

                                                                                            FINANCIAL DATA (mil): AU
                                                             Date of       LTM
                                                             Fin.        06/30/96  06/30/96  06/30/95  06/30/94  06/30/93  06/30/92
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :    222.6 AU   Attitude  :Friendly         Net Sales       139.1     139.1     111.5      73.8      68.9       -
 Value (1)       :    222.6 AU   Defensive                   Pre-Tax Inc.     31.7      31.7      18.5       1.3       2.5       -
 Price/Share     :    2.55        Tactics : Not Applicable   Net Income       31.7      31.7      18.5       1.3       2.5       -
 Shares Out(mil) :       189.22                              EPS               0.202     0.202     0.13       -         -        -
                                                             Assets          302.1     302.1     274.4     148.0     135.1       -
                                                             Net Assets      187.7     187.7     153.7       9.8      18.1       -
 Techniques:                      Litigation: No
    Tender Offer                  Outcome   :
    Tender/Merger

                                                      P/E Ratio       :  12.624  Cash & Marketable Securities (mil):     17.1
                                                      Book Value/Share:   1.08   Long-Term Liabilities (mil)       :       -
                                                      Price/Book      :   2.37


Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                               Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 03/13/97    Austereo Ltd(Village Roadshow)   Village Roadshow Corp Ltd          204.4 AU    2.35   Tender offer for remaining
                                                                                                    47.17% is intended
 03/21/97    Austereo Ltd(Village Roadshow)   Village Roadshow Corp Ltd          204.4 AU    2.35   Tender offer for remaining
                                                                                                    47.17% is launched
 04/09/97    Austereo Ltd(Village Roadshow)   Village Roadshow Corp Ltd          222.7 AU    2.55   Offer is extended and terms
                                                                                                    are sweetened
 04/30/97    Austereo Ltd(Village Roadshow)   Village Roadshow Corp Ltd          222.7 AU    2.55   Tender offer is extended until
                                                                                                    23 May, 1997
 05/20/97    Austereo Ltd(Village Roadshow)   Village Roadshow Corp Ltd          222.7 AU    2.55   Village Roadshow raises
                                                                                                    entitlement to 169 mil shares
 05/21/97    Austereo Ltd(Village Roadshow)   Village Roadshow Corp Ltd          222.7 AU    2.55   Acquisition is completed ahead
                                                                                                    of compulsory acquisition
 ----------------------------------------------------------------------------------------------------------------------------------




Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                                                       Date Announced: 06/02/97
                                                       Date Effective: 07/15/97
                                                               Status: Completed

 Target Name:                     Acquiror Name:                   Synopsis:
   Acordia Inc(Anthem Inc)          Anthem Inc                     Anthem acquired the remaining 33.2%, or 4.32 mil common
                                                                   shares, that it did not already owned, in Acordia, for $40
 Location:                        Location:                        in cash per share, or a total value of $193.155 mil.
   Indiana                          Ohio                           Earlier, Anthem completed its tender offer for the remaining
                                                                   33.2% stake by accepting 4.045 mil shares. The offer had
 Business Description:            Business Description:            been conditioned upon a majority of the shares, not owned by
   Provide insurance brokerage      Insurance company              Anthem, being tendered.
   services; holding company

 SIC Codes:                       SIC Codes:
   6411 6719                        6311 6321 6331 6351

Ticker Symbol:                    Ticker Symbol:
   ACO                              -

 Advisors:                        Advisors:
   Alex. Brown & Sons               Credit Suisse First Boston

                                                                                            FINANCIAL DATA (mil): US
                                                             Date of       LTM
                                                             Fin.        12/31/96  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92
                                                                         --------- --------- --------- --------- --------- ---------
 Rank Value(2)   :    193.2 US   Attitude  :Friendly         Net Sales       661.0     661.0     555.1     412.2     257.8   207.2
 Value (1)       :    193.2 US   Defensive                   Net Income       29.9      29.9      23.6      28.8      26.3    20.2
 Price/Share     :   40.00        Tactics : Not Applicable   EPS               2.087     2.087     1.64      2.036     1.981   1.528
 Shares Out(mil) :        14.28                              Assets          745.6     745.6     736.5     594.8     460.3   226.9
                                                             Cash Flow       128.9     128.9     111.8      99.4      69.5    48.2

 Techniques:                      Litigation: No
    Going Private                 Outcome   :
    Tender Offer
    Tender/Merger             Stock Premiums
                              --------------
                              1 Day Prior  :   +12.7  P/E Ratio       :  19.166  Cash & Marketable Securities (mil):     82.8
                              1 Week Prior :   +11.5  Book Value/Share:  15.58   Short-Term Debt (mil)             :     40.5
                              4 Weeks Prior:   +26.0  Price/Book      :   2.57   Long-Term Debt (mil)              :    136.2


                                             Summary of Related Transactions

 Transaction Type         Date      Status               Participant(s)

 Acq. of Assets           04/23/97  Completed            Anthem Casualty Ins-Op Suby    / Vesta Insurance Group Inc

Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report

                               Transaction History

 Event                                                                          Value      Price/
 Date          Target Name                       Acquiror Name                  (mil)      Share    Event
 ---------   ------------------------------   ------------------------------ ------------- ------   ------------------------------
 06/03/97    Acordia Inc(Anthem Inc)          Anthem Inc                         193.2 US   40.00   Plans to launch tender offer
                                                                                                    for remaining 33.2% disclosed

 06/06/97    Acordia Inc(Anthem Inc)          Anthem Inc                         193.2 US   40.00   Tender offer is launched -

 07/02/97    Acordia Inc(Anthem Inc)          Anthem Inc                         193.2 US   40.00   Offer is extended until Jul 9;
                                                                                                    .829 mil shares are tendered

 07/09/97    Acordia Inc(Anthem Inc)          Anthem Inc                         193.2 US   40.00   Tender offer is completed;
                                                                                                    4.045 mil shares are tendered

 07/15/97    Acordia Inc(Anthem Inc)          Anthem Inc                         193.2 US   40.00   Merger is completed -

 ----------------------------------------------------------------------------------------------------------------------------------

 Footnotes:

         (1) Transaction Value in millions (not including net debt of Target)

         (2) Transaction Value in millions (including net debt of Target)




Source: Securities Data Company (973) 622-3100
                                             Merger/Corporate Transaction Report